As filed with the Securities and Exchange Commission on May 28, 2002

Securities Act File No. 33-53887
Investment Company Act File No. 811-7177

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 14	☒

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 15	☒
(Check appropriate box or boxes)

THE ASSET PROGRAM, INC.

Merrill Lynch Mid Cap Value Fund
Mercury U.S. Government Securities Fund
Mercury Growth Opportunity Fund
(Exact name of Registrant as specified in charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 609-282-2800

TERRY K. GLENN
The Asset Program, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

        Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Copies to:

Counsel for the Fund: FRANK P. BRUNO, Esq. Sidley Austin Brown & Wood LLP 875 Third Avenue New York, New York 10022-6225	PHILIP L. KIRSTEIN, Esq. Fund Asset Management, L.P. PO Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 29, 2002 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:    Shares of Common Stock, par value $.10 per share.


[LOGO] Merrill Lynch    Investment Managers

Prospectus

www.mlim.ml.com

May 29, 2002

Merrill Lynch Mid Cap Value Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PAGE
[GRAPHIC]

KEY FACTS

Merrill Lynch Mid Cap Value Fund at a Glance	3

Risk/Return Bar Chart	5

Fees and Expenses	7

[GRAPHIC]

DETAILS ABOUT THE FUND

How the Fund Invests	9

Investment Risks	11

[GRAPHIC]

YOUR ACCOUNT

Merrill Lynch Select Pricing SM System	18

How to Buy, Sell, Transfer and Exchange Shares	24

Participation in Fee-Based Programs	28

[GRAPHIC]

MANAGEMENT OF THE FUND

Merrill Lynch Investment Managers	31

Financial Highlights	32

[GRAPHIC]

FOR MORE INFORMATION

Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

MERRILL LYNCH MID CAP VALUE FUND

[GRAPHIC] Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Equity Securities  — common stock or related securities, including synthetic instruments, whose price is similar to the value of common stock.
Common Stock  — securities representing shares of ownership of a corporation,

Mid Cap Companies  — for the Fund, mid cap companies typically have total market capitalizations, at the time of initial purchase, within the minimum and maximum market capitalization range, over a 24-month rolling time period, of companies in the S&P MidCap 400® Index, a widely known mid cap investment benchmark. This range is updated monthly. The Fund may change such categorization to include companies outside the range if circumstances so dictate.

MERRILL LYNCH MID CAP VALUE FUND AT A GLANCE

What is the Fund’s investment objective?

The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily in equity securities that Fund management believes are undervalued and therefore represent an investment value.

What are the Fund’s main investment strategies?

In trying to meet its objective, the Fund normally invests at least 65% of its total assets in equity securities of mid cap companies. Effective July 31, 2002, the Fund will seek to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid cap companies at the time of purchase. The Fund purchases securities that its management believes have long term potential to grow in size or to become more profitable or that the stock market may value more highly in the future. Fund management places particular emphasis on stocks trading at the low end of one or more historical valuation measures, such as price/book value, price/sales or price/earnings ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The Fund purchases primarily common stocks of US companies in trying to meet its objective. The Fund may also invest in securities issued by foreign companies and in securities denominated in currencies other than the US dollar.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments—and therefore the value of Fund shares—may fluctuate. These changes may occur because the stock market in which the Fund invests is rising or falling. Also, Fund management may select securities that underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

The Fund will invest primarily in mid cap companies which may be less liquid and more volatile than larger capitalization companies.

You should purchase shares of the Fund to diversify your overall investments and not as a balanced investment program.

[Graphic] Key Facts

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are investing to achieve long term goals, such as retirement or funding a child’s education

•	Want a professionally managed and diversified mid cap portfolio

•	Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation

•	Are not looking for a significant amount of current income

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each complete calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the Fund's average annual total returns (before and after taxes) with a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                    [BAR CHART]

     1996            1997            1998            1999         2000         2001
    ------          ------         ------           ------       ------       ------
    17.86%          18.53%          6.78%           6.75%        14.30%       24.37%

During the period shown in the bar chart, the highest return for a quarter was 23.68% (quarter ended December 31, 2001) and the lowest return for a quarter was -14.34% (quarter ended September 30, 2001). The year-to-date return as of March 31, 2002 was -0.12%.

The table below compares the average annual total returns of the Fund’s shares with those of S&P MidCap 400® Index for the periods indicated. After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Since Inception

Merrill Lynch Mid Cap Value Fund Class A
Return Before Taxes*	19.19%	13.97%	15.78%†

Merrill Lynch Mid Cap Value Fund Class B
Return Before Taxes*	20.37%	13.71%	15.43%†
Return After Taxes on Distributions*	18.44%	11.38%	13.26%†
Return After Taxes on Distributions and Sale of Fund Shares*	12.36%	10.40%	12.08%†

Merrill Lynch Mid Cap Value Fund Class C
Return Before Taxes*	23.32%	13.91%	15.41%†

Merrill Lynch Mid Cap Value Fund Class D
Return Before Taxes*	18.89%	13.67%	15.50%†

S&P MidCap 400® Index** (reflects no deduction for fees, expenses or taxes)
Return for Past One and Five Years and Since February 28, 1995	-0.62%	16.11%	17.99%


*	Includes all applicable fees and sales charges.
**
The S&P MidCap 400® Index is a widely recognized, unmanaged index of common stock prices in the middle capitalization range. The index is unmanaged and does not include fund expenses. Past performance is not predictive of future performance.

†	Inception date is February 1, 1995.

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees —  these fees include sales charges, that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses  — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees —  fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Advisors and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (Fees paid directly from your investment)(a):	Class A	Class B(b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	None	None	5.25%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.0%(c)	1.0%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.65%	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees(e)	None	1.00%	1.00%	0.25%

Other Expenses (including transfer agency fees)(f)	0.45%	0.52%	0.54%	0.46%

Total Annual Fund Operating Expenses	1.10%	2.17%	2.19%	1.36%

(a)	In addition, Merrill Lynch may charge a processing fee (currently $5.35) when a client buys or sells shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”

(b)	Class B shares automatically convert to Class D shares approximately eight years after you buy them and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)
The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B or C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f)
Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

[GRAPHIC] Key Facts

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$631	$856	$1,099	$1,795

Class B	$620	$979	$1,364	$2,313	*

Class C	$322	$685	$1,175	$2,524

Class D	$656	$933	$1,231	$2,074

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$631	$856	$1,099	$1,795

Class B	$220	$679	$1,164	$2,313	*

Class C	$222	$685	$1,175	$2,524

Class D	$656	$933	$1,231	$2,074

*	Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table on the previous page.

[GRAPHIC] Details About the Fund

ABOUT THE
PORTFOLIO MANAGER

R. Elise Baum is a Senior Vice President and the Portfolio Manager of the Fund. Ms. Baum was Vice President of the Investment Adviser from 1995 to 1997, Director from 1997 to 1999, First Vice President from 1999 to 2000, and Managing Director since 2000.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Merrill Lynch Investment Managers.

HOW THE FUND INVESTS

The Fund’s goal is to seek capital appreciation and, secondarily, income by investing in securities, primarily in equity securities that Fund management believes are undervalued and therefore represent an investment value. The Fund tries to achieve its objective by investing primarily in a diversified portfolio of securities. Normally, the Fund invests at least 65% of its total assets in equity securities of mid cap companies. Effective July 31, 2002, under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of mid cap companies, at the time of purchase.

In selecting securities, Fund management emphasizes common stocks and, to a lesser extent, securities convertible into common stocks, that it believes are undervalued. A company’s stock is believed to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible and intangible assets, sales and earnings growth rates, return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine that a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

Fund management seeks to invest in mid cap companies that:

•	are trading at the low end of their historical valuation ranges based on one or more measures, such as price/book value or price/earnings or price/sales ratios;

•	have strong management;

•	have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche; or

•	have the potential to increase earnings over an extended period of time.

Fund management also considers other factors, including the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company which has suffered a recent

[GRAPHIC] Details About the Fund

earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company’s long term growth prospects.

Short sale — a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market price of that security.

The Fund may sell a security if, for example, the stock price increases to the high end of its historical valuation range based on one or more measures, such as price/book value, price/sales or price/earnings ratios. Fund management may also sell a security if it determines that the issuer no longer meets the criteria it has established for the purchase of such securities, or if Fund management thinks there is a more attractive investment opportunity elsewhere.

The Fund may also invest in preferred stocks and non-convertible debt securities. The Fund may invest up to 30% of its total assets in the securities of foreign companies.

Under normal circumstances, the Fund may invest up to 35% of its total assets (effective July 31, 2002, up to 20% of its net assets) in equity securities of large cap or small cap companies, including emerging growth companies. The Fund may also lend its securities and may borrow up to 33 1 /3% of its total assets from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.

The Fund may use derivatives to increase returns or to hedge the portfolio against interest rate and currency risks. The derivatives that the Fund may use include indexed and inverse securities, options, futures and forward foreign exchange transactions.

As a temporary measure for defensive purposes, the Fund may invest without limit in short term investment grade debt securities, such as commercial paper or Treasury bill agreements. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long term investments, to reduce exposure to long term investments when Fund management believes it is advisable to do so on a temporary basis, or to meet redemptions. Short term investments may, therefore, limit the potential for the Fund to achieve its investment objective.

The Fund may engage in short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may

have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets.

The Fund may also lend its portfolio securities.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective, or that the Fund’s performance will be positive over any period of time.

The Fund’s principal risks include:

Market Risk and Selection Risk — Market risk is the risk that the equity markets will go down in value, including the possibility that the equity markets will go down sharply and unpredictably. Selection risk is the risk that the stocks that Fund management selects will underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

The Fund also may be subject, to a lesser extent, to the following general risks and to risks associated with the investment strategies discussed below:

Foreign Market Risk — Since the Fund may invest in foreign securities, it may offer the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally

 [Graphic] Details About the Fund

fewer investors on foreign exchanges and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk — Securities in which the Fund invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denomination in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a strong US dollar will reduce returns for US investors while a weak US dollar will increase those returns.

Convertibles — Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Warrants — A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund can exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Small Cap and Emerging Growth Securities — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and less predictable price changes than securities of larger, more established companies. Investing in smaller and emerging growth companies requires a long term view.

Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such

 [Graphic] Details About the Fund

unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of Depositary Receipts.

Short Sales  — If the price of a security increases between the time of a short sale and the time the Fund must deliver the security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the Fund's gain in a short sale is limited to the price at which it sold the security short, it's potential loss is limited only by the maximum price the security may attain, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Derivatives — The Fund may use derivative instruments including futures, forwards, options, indexed and inverse securities. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in US dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of the investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

 Indexed and Inverse Floating Rate Securities — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk.

Covered Call Options — The Fund can sell covered call options which are options that give the purchaser the right to require the Fund to sell a security owned by the Fund to the purchaser at a specified price within a limited time period. The Fund will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Fund will partially offset any losses on the underlying security. By writing a covered call option, however, the Fund limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

 [Graphic] Details About the Fund

Repurchase Agreements — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. If the other party to a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

 When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that a security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Borrowing and Leverage — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, derivatives, when issued securities, forward commitments and options.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending — The Fund may lend securities (with a value not exceeding 33 1 /3% of its assets) to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how the Fund invests, please see the Statement of Additional Information.

[GRAPHIC] Your Account

MERRILL LYNCH SELECT PRICING  SM SYSTEM

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

[GRAPHIC] Your Account

The table below summarizes key features of the Merrill Lynch Select Pricing SM System.

	Class A	Class B	Class C	Class D

Availability	Limited to certain
investors including:
•   Current Class A
 shareholders
•  Certain Retirement
 Plans
•  Participants in
 certain Merrill
 Lynch-sponsored
 programs
•  Certain affiliates of
 Merrill Lynch,
 selected securities
 dealers and other
	financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately eight years.	No.	N/A

 [Graphic] Your Account

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing SM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing SM System funds that you agree to buy within a 13-month period. Certain restrictions apply.

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

**
If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A and Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	TMASM Managed Trusts

•	Certain Merrill Lynch investment or central asset accounts

•	Certain employer-sponsored retirement or savings plans

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A shares since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or contact the Fund’s Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in your decision in purchasing Fund shares.

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	None

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend reinvestment are not subject to a deferred sales charge. For shares acquired before June 1, 2001, the four-year deferred sales charge in effect at that time will apply. Merrill Lynch funds may not all have identical deferred sales charge schedules. In the event of an exchange for the shares of another Merrill Lynch fund, the higher charge would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch Blueprint SM Program and certain retirement plan rollovers

•
Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate

•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight-year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

 [GRAPHIC] Your Account

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Please refer to the Merrill Lynch Select Pricing table on page 16. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except: • $250 for certain Merrill Lynch fee-based programs • $100 for retirement plans

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange
(generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial
intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of
$5.35.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800
MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimum for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

[GRAPHIC] Your Account

If You Want To	Your Choices	Information Important for You to Know

Transfer Shares To Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch.
Certain shareholder services may not be available for the
transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these shares must be coordinated by the receiving firm.

	Transfer to a non- participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial
intermediary prior to that day’s close of business on the New York
Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including
Merrill Lynch, may charge a fee to process a redemption of shares.
Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the
Transfer Agent at the address on the inside back cover of this
Prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly
completed request. If you make a redemption request before the
Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-
MER-FUND for details.

If You Want To	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA®, CBA® or Retirement Account, you
can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of the Fund for shares of many
other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares
(and you are not eligible to buy Class A shares), you will
exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class
D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you
exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of a Fund will be exchanged for Class B shares of
Summit.

To exercise the exchange privilege, contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.

[GRAPHIC] Your Account

Net Asset Value  — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem Fund shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute any net investment income and any net realized capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates, depending, in part, on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

[GRAPHIC] Management of the Fund

"BUYING A DIVIDEND"

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

If you are neither a lawful permanent resident nor a citizen of the US or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

[GRAPHIC] Management of the Fund

MERRILL LYNCH INVESTMENT MANAGERS

Merrill Lynch Investment Managers, the Fund’s Investment Adviser, manages the Fund’s investments under the overall supervision of the Program’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 0.65% of the average daily net assets of the Fund.

Merrill Lynch Investment Managers was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management UK Limited was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. Merrill Lynch Investment Managers and its affiliates had approximately $517 billion in investment company and other portfolio assets under management as of March 2002.

 [GRAPHIC] Management of the Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A					Class B
Increase (Decrease) in	For the Year Ended January 31,					For the Year Ended January 31,
Net Asset Value:	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$16.20	$14.13	$14.18	$13.98	$13.58	$15.86	$13.72	$ 13.92	$ 13.75	$ 13.39

Investment income (loss) — net†	.03	— #	.15	.11	.07	(.12)	(.11)	(.02)	(.05)	(.09)

Realized and unrealized gain on investments — net	1.62	4.33	.22	1.05	2.22	1.56	4.17	.22	1.03	2.19

Total from investment operations	1.65	4.33	.37	1.16	2.29	1.44	4.06	.20	.98	2.10

Less distributions from realized gain on investments — net	(.73)	(2.26)	(.42)	(.96)	(1.89)	(.66)	(1.92)	(.40)	(.81)	(1.74)

Net asset value, end of year	$17.12	$16.20	$14.13	$14.18	$13.98	$16.64	$15.86	$ 13.72	$ 13.92	$ 13.75

Total Investment Return:*

Based on net asset value per share	10.56%	34.01%	2.57%	8.51%	17.12%	9.45%	32.50%	1.45%	7.32%	15.91%

Ratios to Average Net Assets:

Expenses	1.10%	1.47%	1.41%	1.45%	1.63%	2.17%	2.62%	2.51%	2.55%	2.72%

Investment income (loss) — net	.19%	(.01%)	.98%	.75%	.48%	(.78%)	(.80%)	(.11%)	(.35%)	(.60%)

Supplemental Data:

Net assets, end of year (in thousands)	$72,570	$3,770	$ 369	$ 359	$ 317	$162,316	$67,062	$59,736	$62,419	$48,073

Portfolio turnover	98.94%	153.48%	52.89%	40.10%	68.75%	98.94%	153.48%	52.89%	40.10%	68.75%

*	Total investment returns exclude the effects of sales charges.

†	Based on average shares outstanding.

#	Amount is less than $.01 per share.

FINANCIAL HIGHLIGHTS (concluded)

	Class C					Class D
Increase (Decrease) in	For the Year Ended January 31,					For the Year Ended January 31,
Net Asset Value:	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$ 15.84	$ 13.70	$ 13.91	$ 13.75	$ 13.39	$16.14	$14.05	$14.13	$13.94	$13.54

Investment income (loss) — net†	(.12)	(.12)	(.02)	(.06)	(.09)	— #	— #	.11	.07	.03

Realized and unrealized gain on investments — net	1.55	4.18	.21	1.03	2.19	1.60	4.27	.22	1.04	2.22

Total from investment operations	1.43	4.06	.19	.97	2.10	1.60	4.27	.33	1.11	2.25

Less distributions from realized gain on investment — net	(.66)	(1.92)	(.40)	(.81)	(1.74)	(.70)	(2.18)	(.41)	(.92)	(1.85)

Net asset value, end of year	$ 16.61	$ 15.84	$ 13.70	$ 13.91	$ 13.75	$17.04	$16.14	$14.05	$14.13	$13.94

Total Investment Return:*

Based on net asset value per share	9.38%	32.55%	1.38%	7.23%	15.93%	10.31%	33.66%	2.35%	8.19%	16.89%

Ratios to Average Net Assets:

Expenses	2.19%	2.65%	2.55%	2.58%	2.75%	1.36%	1.78%	1.67%	1.70%	1.89%

Investment income (loss) — net	(.79%)	(.84%)	(.15%)	(.39%)	(.63%)	(.02%)	.02%	.73%	.50%	.23%

Supplemental Data:

Net assets, end of year (in thousands)	$80,227	$37,475	$32,543	$31,188	$22,896	$36,225	$7,757	$5,913	$6,236	$5,314

Portfolio turnover	98.94%	153.48%	52.89%	40.10%	68.75%	98.94%	153.48%	52.89%	40.10%	68.75%

*	Total investment returns exclude the effects of sales charges.

†	Based on average shares outstanding.

#	Amount is less than $.01 per share.

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

                                   POTENTIAL
                                   INVESTORS
                        Open an account (two options).

          1                                               2
----------------------                             ----------------
    MERRILL LYNCH                                   TRANSFER AGENT
  FINANCIAL ADVISOR                                ----------------
or SECURITIES DEALER                        Financial Data Services, Inc.
----------------------                           ADMINISTRATIVE OFFICES
Advises shareholders on                        4800 Deer Lake Drive East
their Fund investments.                     Jacksonville, Florida 32246-6484

                                                   MAILING ADDRESS
                                                   PO BOX 45289
                                            Jacksonville, Florida 32232-5289

                                              Performs recordkeeping and
                                                  reporting services

                                 -------------
                                  DISTRIBUTOR
                                 -------------
                            FAM Distributors, Inc.
                                 PO Box 9081
                       Princeton, New Jersey 08543-9081

                    Arranges for the sale of Fund shares.

      ---------                                     -----------
       COUNSEL                                       CUSTODIAN
      ---------                                     -----------
Sidley Austin Brown & Wood LLP              The Bank of New York
     875 Third Avenue                              5 Penn Plaza
New York, New York 10022-6225              New York, New York 10001-1810

Provides legal advice to the Fund.            Holds the Fund's assets
                                                  for safekeeping.

                            ----------------------
                                   THE FUND
                         The Board of Directors
                              oversees the Fund.
                            ----------------------

    -----------------------                      ------------------------
      INDEPENDENT AUDITORS                          INVESTMENT ADVISER
    -----------------------                      ------------------------
     Deloitte & Touche LLP                Merrill Lynch Investment Managers, LP

   Two World Financial Center                     ADMINISTRATIVE OFFICES
  New York, New York 10281-1008              800 Scudders Mill Road
                                               Plainsboro, New Jersey 08536
     Audits the financial
  statements of the Fund on
  behalf of the shareholders.                         MAILING ADDRESS
                                                       PO BOX 9011
     ----------------------                   Princeton, New Jersey 08543-9011
           ACCOUNTING
        SERVICES PROVIDER                             TELEPHONE NUMBER
     ----------------------                           1-800-MER-FUND
       State Street Bank
       and Trust Company                 Manages the Fund's day-to-day activities.
      500 College Road East
    Princeton, New Jersey 08540

                                       Merrill Lynch Asset
        Provides certain                           Management UK Limited
 accounting services to the Fund.
                                                   33 King William Street
                                                      London, EC4R 9AS
                                                          England

                                                   Sub-Adviser to the Fund.

[GRAPHIC] For More Information

Shareholder Reports

Additional information about the Fund’s investments will be available in the Program’s annual and semiannual reports to shareholders. In the Program’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor, or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the
Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., PO Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or other financial intermediary, or contact the Fund at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act File #811—7177.
Code # 19092-05-02
© Merrill Lynch Investment Managers, LP
[LOGO]	Merrill Lynch
Investment Managers

Prospectus

May 29, 2002

Merrill Lynch Mid Cap Value Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Mid Cap Value Fund

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

        The Merrill Lynch Mid Cap Value Fund (the “Fund”) is a series of The Asset Program, Inc. (the “Program”), a professionally managed open-end management investment company organized as a Maryland corporation. The Fund seeks capital appreciation and, secondarily, income by investing in a diversified portfolio of securities, primarily equities, that the management of the Fund believes are undervalued and therefore represent investment value. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”
        Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated May 29, 2002 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Fund at 1-800-MER-FUND or your Merrill Lynch Financial Advisor, or by writing to the Fund at the address listed above. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to the Fund’s 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Merrill Lynch Investment Managers, L.P. — Investment Adviser
FAM Distributors, Inc. — Distributor

 The date of this Statement of Additional Information is May 29, 2002.

INVESTMENT OBJECTIVE AND POLICIES

        The Merrill Lynch Mid Cap Value Fund (“the Fund”) seeks capital appreciation and, secondarily, income by investing in securities, primarily in equity securities that Merrill Lynch Investment Managers, LP (“MLIM” or the “Investment Adviser”) believes are undervalued and therefore represent an investment value. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. In trying to meet its objective, the Fund normally invests at least 65% of its total assets in equity securities of mid cap companies. Effective July 31, 2002, the Fund will try to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid cap companies at the time of purchase. The Fund purchases securities that its management believes have long term potential to grow in size or to become more profitable or that the stock market may value more highly in the future. Fund management places particular emphasis on stocks trading at the low end of one or more historical valuation measures, such as price/book value, price/sales or price/earnings ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The Fund purchases primarily common stocks of U.S. companies in trying to meet its objective. The Fund may also invest in securities issued by foreign companies and in securities denominated in currencies other than the US dollar. There can be no assurance that the objectives of the Fund will be achieved.

        Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Fund also may invest in preferred stocks and non-convertible debt securities. The Fund may invest up to 30% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers. Reference is made to “How the Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Equity Securities

        Under normal circumstances, the Fund will invest primarily (at least 65% of the Fund’s total assets, and effective July 31, 2002, at least 80% of the Fund's net assets) in equity securities of mid cap companies. For the Fund, mid cap companies typically have total market capitalizations, at the time of initial purchase, within the minimum and maximum market capitalization range, over a 24-month rolling time period, of companies in the S&P MidCap 400® Index, a widely known mid cap investment benchmark. This range is updated monthly and currently has a minimum market capitalization of approximately $86 million and a maximum market capitalization of approximately $18 billion. Mid cap companies whose market capitalizations fall below or exceed the range after purchase continue to be considered mid cap companies. The Fund may change such categorization to include companies outside the range if circumstances so dictate. In purchasing equity securities for the Fund, the Investment Adviser will seek to identify the securities of companies and industry sectors which are expected to provide high total return relative to alternative equity investments. The Fund generally will seek to invest in securities the Investment Adviser believes have long term potential to grow in size or to become more profitable or that the stock market may value more highly in the future. Fund management places particular emphasis on stocks trading at the low end of one or more historical valuation measures such as price/book value, price/sales or price/earnings ratios.

        In selecting securities, Fund management emphasizes common stocks and, to a lesser extent, securities convertible into common stocks, that it believes are undervalued. A company’s stock is believed to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible and intangible assets, sales and earnings growth rates, return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine that a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

        Under normal circumstances, the Fund may also invest up to 35% of its total assets (effective July 31, 2002, up to 20% of its net assets) in equity securities of large cap or small cap companies, including emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such emerging growth companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Investment Adviser will seek to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets.

        Investment in the securities of small and emerging growth companies involves greater risk than investment in larger, more established companies. Such risks include the fact that securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. Also, these companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

 There may be periods when market and economic conditions exist that favor certain types of tangible assets as compared to other types of investments.

Foreign Investment Risks

        Foreign Securities.    The Fund may invest up to 30% of its total assets in the securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or US governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the US dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as US investors are concerned. Changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as US investors are concerned. Changes in foreign currency exchange rates relative to the US dollar will affect the US dollar value of the Fund’s assets denominated in those currencies and the corresponding Fund’s yields on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national products, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

        With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a US instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US entities are subject. Foreign financial markets, while growing in volume, generally have substantially less volume than US markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

        Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and costs associated with transactions in foreign securities generally are higher than costs associated with transactions in US securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. For example, there may be no provisions under certain foreign laws comparable to insider trading and similar investor protection provisions of the securities laws that apply with respect to securities transactions consummated in the United States.

        The operating expense ratios of the Fund can be expected to be higher than those of an investment company investing exclusively in US securities because the expenses of the Fund, such as custodial costs, may be higher.

        The U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by US investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in US securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under “Investment Restrictions” below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

        The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in US dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain US dollars to the extent necessary to meet anticipated redemptions. See “Redemption of Shares” below. Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

        Dividends and interest received by the Fund, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

        International Investing in Countries with Smaller Capital Markets.    The risks associated with investments in foreign securities discussed above are often heightened for investments in small capital markets.

        There may be less publicly available information about an issuer in a smaller capital market than would be available about a US company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. As a result, traditional investment measurements, such as price-earnings ratios, as used in the United States, may not be applicable in certain capital markets.

        Smaller capital markets, while often growing in trading volume, typically have substantially less volume than US markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable US companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund’s incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement problems could result in temporary periods when Fund assets are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there are in the United States.

        As a result, Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Fund management, have had no or limited prior experience.

        Investments in Securities Denominated in Foreign Currencies.    The Fund may invest in securities denominated in currencies other than the US dollar. In selecting securities denominated in foreign currencies, the Investment Adviser will consider, among other factors, the effect of movement in currency exchange rates on the US dollar value of such securities. An increase in the value of a currency will increase the total return to the Fund of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Investment Adviser may seek to hedge all or a portion of the Fund’s foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon or derivative securities. See “Indexed and Inverse Securities” and “Options and Futures Transactions” below.

Description of Certain Investments

         Temporary Investments.    For temporary or defensive purposes or in anticipation of redemptions, the Fund is authorized to invest up to 100% of its assets in money market instruments (short term, high quality debt instruments), including obligations of or guaranteed by the US Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized rating agency or other fixed income securities deemed by the Investment Adviser to be consistent with the objectives of the Fund, or the Fund may hold its assets in cash.

        Fixed Income Securities.    The Fund is authorized to invest in fixed income securities. To the extent the Fund invests in fixed income securities, the net asset value of its shares will be affected by changes in the general level of interest rates. Typically, when interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise typically the value of a portfolio of fixed income securities can be expected to decline.

        Convertible Securities.    Convertible securities entitle the holder to receive interest payments on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Investment Adviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

        The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

        In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

        Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U. S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

        Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

        To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

        Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

        As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Adviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

        Warrants.    The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

        Illiquid or Restricted Securities.    The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

        The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or that are subject to trading restrictions under the laws of a foreign jurisdiction. (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

        144A Securities.    The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Directors have determined to treat as liquid Rule 144A securities that are either freely tradeable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Directors. The Directors have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Other Investment Policies and Practices

         Securities Lending.    The Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the US Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy and it may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loan from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss in the event of losses on investments made with cash collateral or, in the event of borrower default, where the value of the collateral falls below the market value of the borrowed securities. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Fund as lending agent. See “Portfolio Transactions and Brokerage.”

        When Issued Securities, Delayed Delivery Securities and Forward Commitments.    The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

        There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

        Standby Commitment Agreements.    The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

        There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

        The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

        Repurchase Agreements and Purchase and Sale Contracts.    The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement constructed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

        A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s total assets.

        Borrowings and Leverage.    The Fund may borrow up to 33 1/3% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force the Fund to liquidate securities at a disadvantageous time) or to settle securities transactions. The Fund will not purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Program’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income.

        The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

        Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

        The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

        Short Sales.    The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

        The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value for the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold.

        The Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Derivatives

        The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments, the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

        The Fund may use the following types of derivative instruments and trading strategies:

        Hedging.    The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the fund investing in the Derivative or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

         Indexed and Inverse Securities.    The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index or interest rate decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index or interest rate increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk, and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes, to increase return or to vary the degree of portfolio leverage relatively efficiently under different market conditions. When used for hedging purposes, indexed and inverse securities involve correlation risk. Indexed and inverse securities are currently issued by a number of US governmental agencies such as FHLMC and FNMA, as well as a number of other financial institutions. To the extent the Fund invests in such instruments, under current market conditions, it most likely will purchase indexed and inverse securities issued by the above-mentioned US governmental agencies.

         Options and Futures Transactions.    The Fund may engage in various portfolio strategies to seek to increase its return through the use of listed or over-the-counter (“OTC”) options on its portfolio securities and to hedge its portfolio against adverse movements in the markets in which it invests. The Fund is authorized to write (i.e., sell) covered put and call options on its portfolio securities or securities in which it anticipates investing and purchase put and call options on securities. In addition, the Fund may engage in transactions in stock index options, stock index futures and related options on such futures and may deal in forward foreign exchange transactions and foreign currency options and futures and related options on such futures. Each of these portfolio strategies is described in more detail below. Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will (i) write only covered options on portfolio securities or securities in which they anticipate investing and (ii) engage in other options and futures transactions only for hedging purposes, the options and portfolio strategies of the Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, its net asset value will fluctuate. There can be no assurance that the Fund’s hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity or debt markets, interest rates or currency exchange rates occur.

        Writing Covered Options.    The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Fund may not write covered options on underlying securities exceeding 15% of its total assets.

        The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund’s return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, US Government securities or other high grade liquid debt or equity securities denominated in US dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

        Purchasing Options.    The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

        Stock Index Options.    The Fund is authorized to engage in transactions in stock index options. The Fund may purchase or write put and call options on stock indexes to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indexes are similar to options on securities, except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, e.g., the Standard & Poor’s Composite 500 Index (“S&P 500 Index”), or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.

        Stock Index Futures Contracts.    The Fund may purchase and sell stock index futures contracts as a hedge against adverse changes in the market value of portfolio securities, as described below. Stock index futures contracts are herein referred to as “futures contracts.”

        A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a financial instrument for a set price on a future date. The terms of a futures contract require either actual delivery of the financial instrument underlying the contract or a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests. Transactions by the Fund in futures contracts are subject to limitations as described below under “Restrictions on the Use of Futures Transactions.”

        The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant advance, it may purchase futures in order to gain rapid market exposure. This technique generally will allow the Fund to gain exposure to a market in a manner which is more efficient than purchasing individual securities and may in part or entirely offset increases in the cost of securities in such market that the Fund ultimately purchases. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Program does not consider purchases of futures contracts by the Fund to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

        The Fund also has authority to purchase and write call and put options on futures contracts and stock indexes and in connection with its hedging (including anticipatory hedging) activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts or stock indexes rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts or stock indexes, as a substitute for the purchase of such futures contract to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

        The Fund may engage in options and futures transactions on US and foreign exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options are two-party contracts with prices and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

        Foreign Currency Hedging.    The Fund is authorized to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. Foreign currency hedging is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

        Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange.

        Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

        The Fund also is authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Investment Adviser believes that “straddles” of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

        Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contacts and options on futures contracts are traded on boards of trade or futures exchanges. The

Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund is limited regarding potential net liabilities from foreign currency options, futures or related options to no more than 20% of its total assets.

        Restrictions on the Use of Futures Transactions.    Regulations of the Commodity Futures Trading Commission (the “CFTC”) applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a “commodity pool” as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund’s holdings, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account in the name of the Fund with the Fund’s custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

        Restrictions on OTC Options.    The Fund may engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

        The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceed 15% (10% to the extent required by certain state laws) of the total assets of the Fund taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money”. This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of its shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

        Risk Factors in Options and Futures Transactions.    Utilization of options and futures transactions to hedge the Fund involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transactions. To compensate for imperfect correlations, the Fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.

        The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Investment Adviser believes the Fund can receive in each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

        The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund’s holdings.

        All options referred to herein and in the Fund’s Prospectus are options issued by the Options Clearing Corporation which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange (“NYSE”). An option gives the purchaser of the option the right to buy, and obligates the writer (seller) to sell the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Program receives a premium, which is the price of such option on the exchange on which it is traded. The exercise price of the option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

        The writer may terminate its obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if management believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

Suitability

        The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on mid cap value securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in mid cap value securities, including the risk of loss of principal.

Investment Restrictions

        The Fund has adopted the following restrictions and policies relating to the investment of the Fund’s assets and its activities. The fundamental restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment

Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the Fund’s assets below are in terms of current market value.

        Under the fundamental investment restrictions, the Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

        2.  Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the US Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

        4.  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

        5.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Program’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

        7.  Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

        9.  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Directors of the Program without shareholder approval, provided the Fund may not:

        a.  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Program.

b. Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and Statement of Additional Information and by applicable law.

        c.  Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Program have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Program are not subject to the limitations set forth in this investment restriction.

        d.  Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

        e.  Effective July 31, 2002, change its policy of investing, under normal circumstances, at least 80% of its net assets, at the time of initial purchase, in equity securities of mid cap companies as defined by the Fund, unless the Fund provides shareholders with at least 60 days prior written notice of such change.

        Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to rule or exemptive order under the Investment Company Act.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceeds 15% of the net assets of the Fund taken at market value, together with all other Fund assets that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors without the approval of the shareholders. However, the Directors will not change or modify this policy prior to the change or modification by the Commission staff of its position.

        Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

        The rate of portfolio turnover is not a limiting factor and, given the Fund’s investment policies, it is anticipated that there may be periods when high portfolio turnover will exist. The use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover. High portfolio turnover may have certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund’s portfolio turnover decreased from 153.48% in the fiscal year ended January 31, 2001 to 98.94% in the fiscal year ended January 31, 2002 as a result of the completion of the restructuring of the portfolio by the Fund’s portfolio manager that began in the fiscal year ended January 31, 2001.

MANAGEMENT OF THE PROGRAM

Directors and Officers

        The Directors of the Program consist of nine individuals, eight of whom are not “interested persons” of the Program as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

        Each non-interested Director is a member of the Program’s Audit Committee (“Audit Committee”). The principal responsibilities of the Committee are to (i) recommend to the board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Program’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Board of the Program has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties.

        Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Program is set forth below, including their ages, their principal occupations for at least the last five years, the length of the time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Fund Asset Management, LP (“FAM”), (“MLIM/FAM-Advised Funds”) and other public directorships.

Name, Address and Age	Position(s) Held with the Program	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
James H. Bodurtha (58) 36 Popponesset Road Cotuit, Massachusetts 02635	Director	Director since 2002

Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

				53 registered investment companies consisting of 74 portfolios	None

Joe Grills (67) PO Box 98 Rapidan, Virginia 22733	Director	Director since 1994

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director,

				56 Registered investment companies consisting of 77 portfolios	Kimco Realty Corporation

Name, Address and Age	Position(s) Held with the Program	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Joe Grills (continued)

Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

Herbert I. London (63) 2 Washington Square Village New York, New York 10012	Director	Director since 2002

John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

				53 Registered investment companies consisting of 74 portfolios	None

André F. Perold (50) Morgan Hall Soldiers Field Boston, Massachusetts 02163	Director	Director since 2002

Harvard Business School: George Gund Professor of Finance and Banking since 2000; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.

				53 Registered investment companies consisting of 74 portfolios	None

Name, Address† and Age	Position(s) Held with the Program	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Roberta Cooper Ramo (59) PO Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87107	Director	Director since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

				53 Registered investment companies consisting of 74 portfolios	None

Robert S. Salomon, Jr. (65) 106 Dolphin Cove Quay Stamford, Connecticut 06902	Director	Director since 1995

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and US Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.

				56 Registered investment companies consisting of 77 portfolios	None

Melvin R. Seiden (71) 780 Third Avenue, Suite 2502 New York, New York 10017	Director	Director since 1994	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	56 Registered investment companies consisting of 77 portfolios	None

Stephen B. Swensrud (68) 88 Broad Street, 2nd Floor Boston, Massachusetts 02110	Director	Director since 1994

Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.

				56 Registered investment companies consisting of 77 portfolios	None

* Each Director serves until his or her successor is elected or qualified, or until his or her death or resignation, or removal as provided in the Program’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

       Certain biographical and other information relating to the Director who is an “interested person” as defined in the Investment Company Act, and other officers of the Program is set forth below:

Name, Address† and Age	Position(s) Held with the Program	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Terry K. Glenn (61)††	Director and President	President* and Director** since 1999

Chairman (Americas Region) of the Investment Adviser since 2000; Executive Vice President of the Investment Adviser and FAM (which terms, as used herein include their corporate predecessors) since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, LP (“Princeton Administrators”) since 1988; Director of Financial Data Services, Inc. since 1985.

				127 registered investment companies consisting of 184 portfolios	None

R. Elise Baum (42)	Senior Vice President and Portfolio Manager	Senior Vice President and Portfolio Manager since 2000***

Managing Director of the Investment Adviser since 2000; First Vice President of the Investment Adviser from 1999 to 2000; Director of the Investment Adviser from 1997 to 1999; Vice President of the Investment Adviser from 1995 to 1997.

				1 registered investment company consisting of 3 portfolios	None

Donald C. Burke (41)	Vice President and Treasurer	Vice President since 1994 and Treasurer since 1999***

First Vice President of FAM and the Investment Adviser since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990.

				128 registered investment company consisting of 185 portfolios	None

Robert C. Doll, Jr. (47)	Senior Vice President	Senior Vice President since 1999***

President of FAM and the Investment Adviser since 2001; Co-head (Americas Region) of the Investment Adviser from 2000 to 2002 and Senior Vice President thereof from 1999 to 2001; Director of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				51 registered investment companies consisting of 75 portfolios	None

Lawrence R. Fuller (61)	Senior Vice President and Portfolio Manager	Senior Vice President since 1998 and Portfolio Manager since 1996***	First Vice President of the Investment Adviser since 1997 and Vice President of the Investment Adviser from 1992 to 1997.	3 registered investment companies consisting of 7 portfolios	None

Name, Address† and Age	Position(s) Held with the Program	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Teresa Giacino (39)	Vice President and Portfolio Manager	Senior Vice President since 2002 and Portfolio Manager since 2001***	Vice President of the Investment Adviser since 1992.	1 registered investment company consisting of 3 portfolios	None
Frank Viola (37)	Senior Vice President and Portfolio Manager	Senior Vice President since 2002 and Portfolio Manager since 2001***

Director of the Investment Adviser since 1997 and a Portfolio Manager thereof since 1997; Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and Vice President of Merrill Lynch Capital Markets from 1993 to 1996.

				5 registered investment companies consisting of 5 portfolios	None

Susan B. Baker (44)	Secretary	Secretary since 2001***	Director (Legal Advisory) of the Investment Adviser since 1999; Vice President of the Investment Adviser from 1993 to 1999; attorney associated with the Investment Adviser since 1987.	45 registered investment companies consisting of 53 portfolios	None

_____________

 † The address for Mr. Glenn and each officer listed is PO Box 9011, Princeton, New Jersey 08543-9011.

†† Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators.

*  Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

** Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Program’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

*** Elected by and serves at the pleasure of the Board of Directors of the Program.

       Share Ownership. Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2001 is set forth in the chart below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Terry K. Glenn	None	Over $100,000
Non-Interested Directors:
James H. Bodurtha	None	$50,001 - $100,000
Joe Grills	None	Over $100,000
Herbert I. London	None	$50,001 - $100,000
André F. Perold	None	Over $100,000
Roberta Cooper Ramo	None	None
Melvin R. Seiden	None	$1 - $10,000
Robert S. Salomon, Jr.	None	None
Stephen B. Swensrud	None	None

         As of May 10, 2002, the Directors and officers of the Fund as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Glenn, a Director and officer of the Program, and the other officers of the Program owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”). As of December 31, 2001, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

        The Program pays each non-interested Director, for service to the Program, a fee of $1,300 per year plus $300 per in-person meeting attended, together with such individual’s actual out-of-pocket expenses relating to attendance at meetings. The Program also compensates members of the Audit Committee, which consists of all

of the non-affiliated Directors at the rate of $1,300 annually for service to the Program plus $300 per committee meeting attended. The Committee met four times during the fiscal year ended January 31, 2002.

        The following table sets forth the compensation earned by the non-interested Directors for the fiscal year ended January 31, 2002 and the aggregate compensation paid to them by MLIM/FAM-Advised Funds for the calendar year ended December 31, 2001.

Name	Position with Program	Compensation from Program	Pension or Retirement Benefits Accrued as Part of Program Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Program and Other MLIM/FAM-Advised Funds(1)
James H. Bodurtha*	Director	None	None	None	$160,000
Joe Grills	Director	$9,167	None	None	$259,500
Herbert I. London*	Director	None	None	None	$160,000
André F. Perold*	Director	None	None	None	$160,000
Roberta Cooper Ramo*	Director	None	None	None	$160,000
Robert S. Salomon, Jr.	Director	$9,167	None	None	$222,000
Melvin R. Seiden	Director	$9,167	None	None	$222,000
Stephen B. Swensrud	Director	$9,167	None	None	$406,083

*	Ms. Ramo and Messrs. Bodurtha, London and Perold were elected to serve as Directors of the Program on April 15, 2002.

        The Directors of the Program may be eligible for reduced sales charges on purchases of Class A shares. See “Purchase of Shares—Reduced Initial Sales Charges—Purchase Privileges of Certain Persons.”

Management and Advisory Arrangements

        Investment Advisory Services.    The Investment Adviser provides the Program with investment advisory and management services with respect to the Fund. Subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Program.

        Investment Advisory Fee.    As compensation for its services to the Fund, the Investment Adviser will receive a monthly fee based on the average daily value of the Fund’s net assets at the annual rate of 0.65%.

        The table below sets forth for the periods indicated the total advisory fee paid by the Fund to the Investment Adviser:

Fiscal Year Ended January 31, 	Investment Advisory Fee
2002	$1,406,820
2001	$ 615,299
2000	$ 691,824

        The Investment Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited (“MLAM UK”) pursuant to which MLAM UK provides investment advisory services to the Investment Adviser with respect to the Fund. For the fiscal years ended January 31, 2002, 2001 and 2000, the Investment Adviser paid no fees to MLAM UK pursuant to this agreement.

        Payment of Fund Expenses.    The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAMD (the “Distributor”); charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest;

brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Program on behalf of the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Investment Adviser for the cost of certain other accounting services. The Distributor pays certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses are financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares—Distribution Plans.”

        Organization of the Investment Adviser.    MLIM is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

        The following entities may be considered “controlling persons” of MLAM UK: Merrill Lynch Europe PLC (MLAM UK’s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

        Duration and Termination.    Unless earlier terminated as described below, the Investment Advisory Agreement and the Sub-Advisory Agreement will each remain in effect from year to year if approved annually (a) by the Board of Directors of the Program or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

        At a meeting of the Board of Directors held on April 10, 2002, the Board approved the continuation of the Fund’s Investment Advisory Agreement for an additional year. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Investment Advisor and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services under the Investment Advisory Agreement and the Investment Adviser’s profitability under the Investment Advisory Agreement, but also compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Fund. The Directors also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Fund brokerage in a “soft dollar” arrangement. In connection with its consideration of the Investment Advisory Agreement, the Board also compared the Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund’s assets. The Board also reviewed materials supplied by Fund counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act.

        Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services provided by the Investment Adviser to the Fund and that the investment advisory fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted the non-interested Directors in their deliberations.

        Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. The Fund also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the “MFA Program”). For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

        The table below sets forth information about the total amounts paid by the Fund to the Transfer Agent for the periods indicated.

Fiscal Year Ended January 31,	Transfer Agent Fee*
2002	$630,279
2001	$538,515
2000	$589,241

*
During the periods shown, the Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher.

        Accounting Services.    The Program, on behalf of the Fund, entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Investment Adviser for accounting services provided accounting services to the Fund and was reimbursed by the Fund for such services. The Investment Adviser continues to provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser for accounting services for the cost of these services.

        The table below shows the amounts paid by the Fund to State Street and the Investment Adviser for accounting services for the periods indicated:

Fiscal Year Ended January 31,	Paid to State Street	Paid to the Investment Adviser
2002	$126,122	$14,297
2001	$3,837*	$95,639
2000	N/A	$83,333

*  Represents payments pursuant to the agreement with State Street effective January 1, 2001.

        Distribution Expenses.    The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

        The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, the Investment Adviser, MLAM UK and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

        Reference is made to “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege.”

        Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

        The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLIM or FAM. MLIM/FAM-Advised Funds that utilize the Merrill Lynch Select PricingSM System are referred to herein as “Select Pricing Funds.”

        The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE.

        The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives—Class A and Class D Shares

        Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charge on new initial sales charge purchases.

In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

        The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

        Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLIM/FAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and US branches of foreign banking institutions provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised investment companies. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See “Purchase of Shares—Closed-End Fund Reinvestment Options.”

        The following table sets forth information regarding Class A and Class D sales charge information.

Class A and Class D Sales Charge Information

Class A Shares

For the fiscal year ended January 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
2002	$ 325	$17	$ 308	$0
2001	$1,152	$53	$1,099	$0
2000	$ 282	$13	$ 269	$0

Class D Shares

For the fiscal year ended January 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
2002	$207,996	$13,042	$194,954	$0
2001	$ 14,324	$ 837	$ 13,487	$0
2000	$ 23,567	$ 1,195	$ 22,373	$0

        The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

        Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

        Reinvested Dividends.    No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

        Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediaries with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

        Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other Merrill Lynch mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class B shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charge on any previous purchase.

        The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

        TMASM Managed Trusts.    Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

        Employee AccessSM Accounts.    Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

        Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

        Purchase Privileges of Certain Persons.    Directors of the Program, members of the Boards of other MLIM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes the Investment Adviser, MLIM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

        Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

        Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

        Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

        Acquisition of Certain Investment Companies.    Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

        Purchases Through Certain Financial Intermediaries.    Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisors, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge—Class B and Class C Shares

        Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

        Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

        The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares—Determination of Net Asset Value” below.

Contingent Deferred Sales Charges—Class B Shares.

    Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

        The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge†
0-1	4.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
6 and thereafter	None

†  For Class B shares of the Fund purchased before June 1, 2001, the four-year CDSC schedule in effect at that time will apply.

        To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

         Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services—Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

        The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account (“IRA”) or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate. The Class B CDSC may be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k)

or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLIM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for redemptions through the Merrill Lynch Systematic Redemption Plan. See “Shareholder Services—Fee-Based Programs” and “Systematic Withdrawal Plan.”

        Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

        Conversion of Class B Shares to Class D Shares.    After approximately eight years (the “Conversion Period”), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

        In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

        In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services —Fee-Based Programs.”

        Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges—Class C Shares.

        Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends.

It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held or withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services—Systematic Withdrawal Plan.”

Class B and Class C Sales Charge Information

Class B Shares*

For the fiscal year ended January 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2002	$101,453	$101,453
2001	$139,670	$139,670
2000	$171,348	$171,348

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

Class C Shares

For the fiscal year ended January 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2002	$ 15,749	$ 15,749
2001	$ 12,597	$ 12,597
2000	$ 13,744	$ 13,744

        Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the “NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Closed-End Fund Reinvestment Options

         Class A shares of the Fund (“Eligible Class A Shares”) are offered at net asset value to holders of the common stock of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund (“Eligible Class D Shares”) at net asset value if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in that fund’s initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option.

        Subject to the conditions set forth below, shares of the Fund are offered at net asset value to holders of the common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch

Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund, and shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund.

        In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge (as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor has held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

        Reference is made to “Key Facts—Fees and Expenses” in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

        The Distribution Plan for each of the Class B, Class C and Class D shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

        The Distribution Plan for each of the Class B and Class C shares provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B or Class C shares are designed to permit an investor to purchase Class B or Class C shares through selected securities dealers or other financial intermediaries, without the assessment of an initial sales charge, and at the same time permit the dealer to compensate its financial advisors, selected securities dealers or other financial intermediaries in connection with the sale of the Class B and Class C shares.

         The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

        Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly and, in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans, annually. Distribution-related revenues consist of the account maintenance fees, distribution fees and CDSCs. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, and interest expense.

        As of January 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class B shares exceeded direct cash distribution expenses by $2,507,830 (1.55% of Class B net assets at that date). As of January 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class C shares exceeded direct cash distribution expenses by $1,291,263 (1.62% of Class C net assets at that date).

        For the fiscal year ended January 31, 2002, the Fund paid the Distributor $1,084,526 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $108.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended January 31, 2002, the Fund paid the Distributor $541,095 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $54.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended January 31, 2002, the Fund paid the Distributor $45,250 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $18.1 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

        The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstance payment in excess of the amount payable under the NASD formula will not be made.

         The following table sets forth comparative information as of January 31, 2002 with respect to the Class B and Class C shares indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum for the periods indicated.

	Data Calculated as of January 31, 2002
	(In thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares, for the period February 1, 1995 (commencement of operations) to January 31, 2002
Under NASD Rule as Adopted	$125,275	$8,439	$1,481	$9,920	$3,499	$6,421	$1,215
Under Distributor’s Voluntary Waiver	$125,275	$8,439	$18	$8,457	$3,499	$4,958	$1,215
Class C Shares, for the period February 1, 1995 (commencement of operations) to January 31, 2002
Under NASD Rule as Adopted	$83,472	$5,338	$1,104	$6,442	$1,441	$5,001	$599

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)
Includes amounts attributable to exchanges from Summit that are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)
Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts—Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5)
Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

        Reference is made to “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the redemption and purchase of Fund shares.

        The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

        The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

        The value of shares of the Fund at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

        The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

        A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Fund’s Transfer Agent, Financial Data Services, Inc., PO Box 45289, Jacksonville, Florida 32232-5289. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Program or the Fund. A redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

        A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

        Since the account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a US bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a US bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.
Repurchase

        The Fund also will repurchase its shares through a selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

        The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

Reinstatement Privilege—Class A and Class D Shares

        Shareholders of the Fund who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s Merrill Lynch Financial Advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

        Reference is made to “Your Account—How Shares Are Priced” in the Prospectus.

        The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Any assets or liabilities expressed in terms of non-U.S. Dollar currencies are translated into US dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and the Distributor, are accrued daily.

        The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

        Portfolio securities of the Fund that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors of the Program as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Program. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are generally valued at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Program. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Program.

         Generally, trading in non-U.S. securities, as well as US Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events occur during such periods that are expected to materially affect the value of such securities, then these securities may be valued at their fair value as determined in good faith by the Board of Directors of the Program.

        Option Accounting Principles. When the Fund sells an option, an amount equal to the premium received by the Fund is included in that Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of such liability subsequently will be marked-to-market to reflect the current market value of the option written. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchasing transaction, the affected Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sales are increased by the premium originally received.

         Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor’s interest in the Fund will be determined after the close of business on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Fund. The close of business on the NYSE is generally 4:00 p.m. Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of business of the NYSE on the next determination of net asset value of the Fund.

Computation of Offering Price Per Share

        An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding on January 31, 2002 is set forth below.

	Class A	Class B	Class C	Class D
Net Assets	$72,569,510	$162,315,808	$80,226,743	$36,225,462

Number of Shares Outstanding	4,238,516	9,755,948	4,829,867	2,126,104

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 17.12	$ 16.64	$ 16.61	$ 17.04

Sales Charge (Class A and Class D shares: 5.25% of offering price; 5.54% of net asset value) *	.95	**	**	.94

Offering Price	$ 18.07	$ 16.64	$ 16.61	$ 17.98


*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

 Transactions in Portfolio Securities

        Subject to policies established by the Board of Directors of the Program, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and its clients, including the Fund. In return for such services, the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

        Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

        To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might use Fund commissions include

research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser's receipt of research services.

        In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

        From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

        In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund and subject to best execution, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

        The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

        Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

        The Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in US dollars, the Program intends to manage the Fund so as to give reasonable assurance that it will be able to obtain US dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Program’s portfolio strategies.

         Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

Fiscal Year Ended January 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
2002	$1,027,335	$130,036
2001	$ 305,505	$ 30,941
2000	$ 193,078	$ 9,432

        For the fiscal year ended January 31, 2002, the brokerage commissions paid to Merrill Lynch represented 12.66% of the aggregate brokerage commissions paid and involved 11.18% of the Fund’s dollar amount of transactions involving payment of brokerage commissions.

        Under the Investment Company Act, persons affiliated with the Program and persons who are affiliated with such affiliated persons are prohibited from dealing with the Program as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the program will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Program may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by nonaffiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Program that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

        Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

        The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates. For the fiscal year ended January 31, 2002 (the first fiscal year during which the exemptive order was applicable) that affiliated entity received $3,957 in securities lending agent fees from the Fund.

         Section 11(a) of the Exchange Act generally prohibits members of the US national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

        The Board of Directors of the Program have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

          Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

        The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor, your Merrill Lynch Financial Advisor, a selected securities dealer or other financial intermediary. Certain of these services are available only to US investors.

Investment Account

        Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Upon the transfer of shares out of a Merrill Lynch brokerage account, or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

        Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

        Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary, to another selected securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributors, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder also may request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

        Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account, from Merrill Lynch to another securities dealer or other financial intermediary should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

Exchange Privilege

        US shareholders of each class of shares of the Fund have an exchange privilege with other Select Pricing Funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

        Exchanges of Class A and Class D Shares.    Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

        Exchanges of Class A or Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of another Select Pricing Fund, or for Class A shares of Summit (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

        Exchanges of Class B and Class C Shares.    Certain Select Pricing Funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Small Cap Value Fund, Inc. (“Small Cap Value Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3.0% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of the Fund’s Class B shares to the four-year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than six years. Class B shares of the Fund and certain other Select Pricing Funds purchased prior to June 1, 2001 are subject to the four-year CDSC schedule in effect at that time. This four-year CDSC schedule will also apply to Class B shares received in exchange for such shares.

        Exchanges for Shares of a Money Market Fund.    Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. Please see your Merrill Lynch Financial Advisor for further information.

        Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Funds shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

        Exchanges by Participants in the MFA Program.    The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be “tacked” to the holding period for the Class B or Class C shares originally held. The Fund’s exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

        Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Advisor, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealer or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

        Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to US shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

        Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Retirement and Educational Savings Plans

        Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from Merrill Lynch.

        Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed, as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

        A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA® or CBA® account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA® or CBA® Automated Investment Program.

Automatic Dividend Reinvestment Plan

        Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

        Shareholders may, at any time, elect to have subsequent dividends of ordinary income and/or capital gains paid in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

        A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

        At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

        With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class D shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Conversion of Class B Shares to Class D Shares.” If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan, the investor should contact his or her Merrill Lynch Financial Advisor.

        Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

        Alternatively, a shareholder whose shares are held within a CMA® or CBA® Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

DIVIDENDS AND TAXES

Dividends

        The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such investment income are paid at least annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

        For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund, see “Shareholder Services—Automatic Dividend Reinvestment Plan.” A shareholder may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as described below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See “Pricing of Shares—Determination of Net Asset Value.”

Taxes

        The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on a October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in warrants, futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

        Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund’s ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the

Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

        If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

        A loss realized on a sale or exchange of shares of the Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Ordinary income dividends paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% US withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the US may reduce or eliminate such taxes.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

        The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a foreign currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

         A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. In certain instances, the Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the

Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

        In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

        Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the US dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the investment company taxable income of the Fund available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on US Government obligations. State law varies as to whether dividend income attributable to US Government obligations is exempt from state income tax.

        Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

        From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

        Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares but does not take into account taxes payable on dividends or on redemption.

        Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying to each dividend the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

        Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

        The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

        Set forth in the tables below is total return information, before and after taxes, for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Average Annual Total Return (including maximum applicable sales charge)

One Year Ended January 31, 2002	4.76%	5.45%	8.38%	4.52%
Five Years Ended January 31, 2002	12.85%	12.60%	12.81%	12.58%
Inception (February 1, 1995) to January 31, 2002	15.29%	14.94%	14.92%	15.02%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)

One Year Ended January 31, 2002	3.01%	3.74%	6.68%	2.82%
Five Years Ended January 31, 2002	10.20%	10.29%	10.53%	10.03%
Inception (February 1, 1995) to January 31, 2002	12.85%	12.81%	12.79%	12.66%

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charge)

One Year Ended January 31, 2002	2.87%	3.30%	5.11%	2.73%
Five Years Ended January 31, 2002	9.45%	9.48%	9.67%	9.28%
Inception (February 1, 1995) to January 31, 2002	11.77%	11.68%	11.66%	11.58%

        Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

        In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

        On occasion, the Fund may compare its performance to various indices including the S&P 500 Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), Thomson Financial, Money Magazine, US News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Fund may include the Fund’s Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

        The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

        The Program was incorporated under Maryland law on May 12, 1994. As of the date of this Statement of Additional Information, the Program has an authorized capital of 200,000,000 shares of Common Stock, par value $0.10 per share, of which 80,000,000 shares have been designated to the Fund as follows: 20,000,000 Class A shares, 40,000,000 Class B shares, 10,000,000 Class C shares and 10,000,000 Class D shares. The Board of Directors of the Program may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

        Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Program does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 10% of the outstanding shares of the Program. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Program and in the net assets of the Program on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

Independent Auditors

        Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281-1008, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Program.

Custodian

        The Bank of New York, 5 Penn Plaza, New York, New York 10001-1810 (the “Custodian”), acts as the Custodian of the Program’s assets. Under its contract with the Program, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Program to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Program’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Program’s investments.

Transfer Agent

        Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

Legal Counsel

        Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022-6225, is counsel for the Program and the Fund.

Reports to Shareholders

        The fiscal year of the Fund ends on January 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing information related to the Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

        Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

 Additional Information

        The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

        Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

        To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of any class of stock of the Fund as of May 10, 2002:

Name	Address	Percentage and Class
Merrill Lynch Trust Company* Trustee FBO Merrill Lynch	800 Scudders Mill Road Plainsboro, New Jersey 08536	22.41% of Class A

Merrill Lynch Trust Company* Trustee FBO COBANK	800 Scudders Mill Road Plainsboro, New Jersey 08536	19.09% of Class A

Merrill Lynch Trust Company* Trustee FBO Merrill Lynch	800 Scudders Mill Road Plainsboro, New Jersey 08536	7.59% of Class A

*	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

FINANCIAL STATEMENTS

        The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

CODE #18472-05-02

PROSPECTUS        •    May 29, 2002

Mercury U.S. Government Securities Fund

[GRAPHIC]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities And Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO] MERCURY FUNDS

PAGE

[GRAPHIC]

FUND FACTS

About the Mercury U.S. Government Securities Fund	2

Risk/Return Bar Chart	4

Fees and Expenses	6

[GRAPHIC]

ABOUT THE DETAILS

How the Fund Invests	8

Investment Risks	9

Statement of Additional Information	14

[GRAPHIC]

ACCOUNT CHOICES

Pricing of Shares	15

How to Buy, Sell, Transfer and Exchange Shares	20

How Shares are Priced	25

Participation in Fee-Based Programs	25

Dividends and Taxes	26

[GRAPHIC]

THE MANAGEMENT TEAM

Management of the Fund	28

Financial Highlights	29

[GRAPHIC]

TO LEARN MORE

Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

MERCURY U.S. GOVERNMENT SECURITIES FUND

MERCURY U.S. GOVERNMENT SECURITIES FUND

The Board of Directors has approved the acquisition of the assets and assumption of the liabilities of Mercury U.S. Government Securities Fund (the “Fund”) by Merrill Lynch U.S. Government Mortgage Fund (“Government Mortgage Fund”) and the issuance of shares of beneficial interest of Government Mortgage Fund to the stockholders of the Fund (the “Reorganization”).

The investment objectives of the Fund and Government Mortgage Fund are similar. Government Mortgage Fund seeks high current return through investments in U.S. Government securities and U.S. Government agency securities, including Government National Mortgage Association mortgage backed certificates and other mortgage backed government securities. It is intended that the Reorganization qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

If the Reorganization takes place, the Fund Class I, Class A, Class B and Class C stockholders will receive Class A, Class D, Class B and Class C shares, respectively, of Government Mortgage Fund with the same aggregate net asset value as such stockholder held in the Fund immediately prior to the Reorganization.

It is anticipated that a meeting of the stockholders of the Fund to consider the Reorganization will be called for August 23, 2002. Stockholders of the Fund of record as of June 21, 2002 will be entitled to receive notice of and to vote at such meeting. If approved, it is anticipated that the Reorganization will take place in late 2002.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] Fund Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Government Agencies — entities that are part of or sponsored by the federal government, such as the Government National Mortgage Administration (“GNMA”), the Tennessee Valley Authority or the Federal Housing Administration.

Government-sponsored enterprises — private corporations sponsored by the federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association or Fannie Mae.

Mortgage-backed securities —  securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

ABOUT THE MERCURY U.S. GOVERNMENT SECURITIES FUND

What is the Fund’s investment objective?

The Fund’s investment objective is to seek a high current return through investments in securities issued or guaranteed by the U.S. government, government agencies or government-sponsored enterprises, including GNMA mortgage-backed certificates and other mortgage-backed securities.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of bonds and other debt securities that are issued or guaranteed by the U.S. government, government agencies or government-sponsored enterprises. The Fund may invest a substantial portion of its portfolio in mortgage-backed securities issued or guaranteed by government-sponsored enterprises. The Fund invests in securities of any maturity. The Investment Adviser selects securities depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity may be relatively short (under five years, for example) or relatively long (over ten years, for example).

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments — and therefore the value of Fund shares — may fluctuate. Although government securities involve minimal credit risk, changes in the value of government securities may occur in response to interest rate movements — generally, when interest rates go up, the value of most government securities, like other fixed income investments, goes down. Also, Fund management may select securities which underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

The Fund may invest a substantial portion of its portfolio in mortgage-backed securities. Mortgage-backed securities involve special risks, including prepayment risk and extension risk, and may involve more volatility than other fixed income securities of similar maturities.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] Fund Facts
Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated and the proceeds may be invested in securities with lower yields.

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated and the value of these securities will fall.

Volatility — the amount and frequency of changes in a security’s value.

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are looking for an investment that provides income

•	Want a professionally managed portfolio

•	Are willing to accept the risk that the value of your investment may decline as the result of interest rate movements in order to seek high current return

•	Are looking for an investment that provides current return with relatively minimal credit risk

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] Fund Facts

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risk of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each complete calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The Table compares the Fund’s average annual total returns (before and after taxes) with a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                   [GRAPH]

                    1996    1997    1998    1999     2000      2001
                    ----    ----    ----    ----     ----      ----

                   4.57%    8.95%   8.42%   0.08%    10.05%    6.29%

During the period shown in the bar chart, the highest return for a quarter was 4.44% (quarter ended September 30, 1998) and the lowest return for a quarter was -0.85% (quarter ended June 30, 1999). The year-to-date return as of March 31, 2002 was 0.61%.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] Fund Facts

The table below compares the average annual total returns of the Fund’s shares with those of Salomon Brothers Mortgage Index for the periods indicated. After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2001)	Class	Past One Year	Past Five Years	Since Inception

Mercury U.S. Government Securities Fund	I
Return Before Taxes*		2.80%	6.68%	7.61%†

Mercury U.S. Government Securities Fund	A
Return Before Taxes*		2.35%	6.37%	7.30%†

Mercury U.S. Government Securities Fund	B
Return Before Taxes*		2.29%	6.39%	7.38%†
Return After Taxes on Distributions*		0.26%	3.89%	4.68%†
Return After Taxes on Distributions and Sale of Fund Shares*		1.37%	3.86%	4.57%†

Mercury U.S. Government Securities Fund	C
Return Before Taxes*		5.35%	6.68%	7.33%†

Salomon Brothers Mortgage Index** (reflects no deduction for fees, expenses or taxes)
Return for Past One and Five Years and Since February 28, 1995		8.20%	7.47%	7.91%


*	Includes sales charges.
**	This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Past performance is not predictive of future performance.
†	Inception date is February 1, 1995.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisors and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for services to beneficial shareholders and/or account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (Fees paid directly from your investment)(a):	Class I		Class A		Class B(b)		Class C

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00	%(c)	4.00	%(c)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	4.00	%(c)	1.00	%(c)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):

Management Fee(g)	0.50%		0.50%		0.50%		0.50%

Distribution and/or Service (12b-1) Fees(e)	None		0.25%		0.75%		0.80%

Other Expenses (including transfer agency fees)(f)	0.60%		0.61%		0.62%		0.64%

Total Annual Fund Operating Expenses(g)	1.10%		1.36%		1.87%		1.94%

(a)	Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. See “How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class A shares approximately ten years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)
The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or C shares, over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f)
Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

(g)
The Investment Adviser has agreed to voluntarily waive management fees and/or reimburse expenses. The Total Annual Fund Operating Expenses shown in the table does not reflect such voluntary management fee waiver and/or reimbursement of expenses because they may be discontinued by the Investment Adviser at any time without notice. During the fiscal year ended January 31, 2002, the Investment Adviser waived management of $252,010 fees and reimbursed expenses totaling $314,841. After taking into account the fee levels described above and such waiver and reimbursement, the total expense ratio was 0.25% for Class A, 0.75% for Class B and 0.80% for Class C. All expenses for Class I were reimbursed.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] Fund Facts

Example:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

	Class I	Class A	Class B	Class C

One Year	$ 508	$ 533	$ 590	$ 297

Three Years	$ 736	$ 814	$ 888	$ 609

Five Years	$ 982	$1,115	$1,211	$1,047

Ten Years	$1,687	$1,970	$2,190	$2,264


 Expenses if you did not redeem your shares:

	Class I	Class A	Class B	Class C

One Year	$ 508	$ 533	$ 190	$ 197

Three Years	$ 736	$ 814	$ 588	$ 609

Five Years	$ 982	$1,115	$1,011	$1,047

Ten Years	$1,687	$1,970	$2,190	$2,264


MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] About the Details

About the Portfolio Management Team —  Teresa L. Giacino is a Senior Vice President and a Portfolio Manager of the Fund. Ms. Giacino has been a Vice President of Merrill Lynch Investment Managers since 1992. Frank Viola is a Senior Vice President and Co-Portfolio Manager of the Fund. Mr. Viola has been a Director of Merrill Lynch Investment Managers and a portfolio manager thereof since 1997. Mr. Viola was the Treasurer of Merrill Lynch Bank and Trust from 1996 to 1997 and a Vice President of Merrill Lynch Capital Markets from 1993 to 1996.

About the Investment Adviser —  The Fund is managed by Mercury Advisors.

HOW THE FUND INVESTS

The Fund’s investment objective is to seek high current return through investments in a portfolio of bonds and other debt securities that are issued or guaranteed by the U.S. government, government agencies or government-sponsored enterprises, including GNMA mortgage backed certificates and other mortgage-backed government securities.

The Fund may invest in all securities issued or guaranteed by the U.S. government or its agencies of any maturity. Certain securities, such as U.S. Treasury obligations, are direct obligations of the U.S. government. The Fund also invests in securities that are issued by government-sponsored enterprises or agencies but that are not direct obligations of the U.S. government. These securities are, however, backed by the credit of the particular agency or government-sponsored enterprise that issued the securities and are generally considered to have a relatively low risk of default. The Fund invests substantially all (at least 80%) of its total assets in bonds or other debt securities that are issued or guaranteed by the U.S. government, government agencies or government sponsored enterprises.

It is anticipated that under certain circumstances, a significant portion of the Fund’s assets may consist of GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools.

The Fund will normally invest a portion of its assets in short term U.S. government and government agency debt securities, such as Treasury bills. As a temporary measure for defensive purposes, the Fund may invest more heavily in these securities, without limitation. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive longer term investments, to reduce exposure to longer term investments when management believes it is advisable to do so on a temporary basis, or to meet redemptions. Investments in short term securities can be sold easily and have limited risk of loss but earn only limited returns. Short term investments may, therefore, limit the potential for the Fund to achieve its investment objective.

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INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective, or that the Fund’s performance will be positive over any period of time.

The Fund’s principal risks include:

Market and Selection Risk — Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the bond market, the relevant indices or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Credit Risk — Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Because the obligations in which the Fund invests are typically guaranteed by the U.S. government or government agencies, there is minimal credit risk.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Mortgage-Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally

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anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as prepayment risk. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or Federal National Mortgage Association. Principal and interest payments on mortgage-backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk, but may be subject to substantial interest rate risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payment collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund Management, it is possible that the Fund could lose all or substantially all of its investment.

The Fund also may be subject, to a lesser extent, to risks associated with the following investment strategies:

Derivatives

The Fund may use derivative instruments including futures, forwards, options, indexed securities and inverse securities. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

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Derivatives are volatile and involve significant risks, including:

•	Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligations to the Fund.

•
Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•
Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross-hedges, and to increase its return. Hedging is a strategy in which the Fund uses a derivative to offset the risk associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Indexed and Inverse Floater Securities — The Fund may invest in debt securities the potential returns of which are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an index or interest rate. In general, inverse securities change in value in a manner that is opposite to most securities—that is, the return of inverse securities will decrease when interest rates increase. Investments in indexed and inverse securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed and inverse securities may increase or decrease in value at a greater rate than the underlying index, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of other securities.

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Covered Call Options — The Fund can sell covered call options, which are options that give the purchaser the right to require the Fund to sell a security owned by the Fund to the purchaser at a specified price within a limited time period. The Fund will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Fund will partially offset any losses on the underlying security. By writing a covered call option, however, the Fund limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

Repurchase Agreement Risk — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that a security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Borrowing and Leverage — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, derivatives, when issued securities, futures, forward commitments and options. The use of investments that create leverage subjects the Fund to the risk that relatively small market movement may result in large changes in the value of an investment and may result in losses that greatly exceed the amount invested.

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Illiquid securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending — The Fund may lend securities with a value not exceeding 33 1 /3% of its assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

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STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how the Fund invests, please see the Statement of Additional Information.

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PRICING OF SHARES

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class I or Class A shares, you generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares, you also pay out of Fund assets an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.50% for Class B shares and 0.55% for Class C shares and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges, such as an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

Certain financial institutions may charge you additional fees in connection with transactions in fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of the Investment Adviser.

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To better understand the pricing of the Fund’s shares, we have summarized the information below:

	Class I	Class A	Class B	Class C

Availability	Limited to certain investors including:	Generally available through selected	Generally available through selected	Generally available through selected
	• Current Class I shareholders • Certain Retirement	securities dealers and other financial intermediaries.	securities dealers and other financial intermediaries.	securities dealers and other financial intermediaries.
Plans • Participants in certain sponsored programs.
• Certain affiliates of selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.50% Distribution Fee.	0.25% Account Maintenance Fee. 0.55% Distribution Fee.

Conversion to Class A Shares?	No.	N/A	Yes, automatically after approximately ten years.	No.

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Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in Mercury mutual funds.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class I and A Shares — Initial Sales Charge Options

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers’ compensation will be as shown in the last column.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less than $50,000	3.75%	3.90%	3.50%

$50,000 but less than $100,000	3.25%	3.36%	3.00%

$100,000 but less than $250,000	2.50%	2.56%	2.25%

$250,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**
If you invest $1,000,000 or more in Class I or Class A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and Class A shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or Class A shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates

•	Certain employer-sponsored retirement or savings plans

•
Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees of the Investment Adviser and its affiliates and employees or customers of selected dealers

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•	Certain fee-based programs managed by the Investment Adviser or its affiliates and other financial intermediaries that have agreements with the Distributor or its affiliates

•	Certain fee-based programs of selected dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates

•	Purchases through certain financial advisers that meet and adhere to standards established by the Investment Adviser or its affiliates

•	Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares, including existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by the Investment Adviser or its affiliates. Your financial advisor or financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial advisor, selected securities dealer, or other financial intermediary or contact the Fund’s Transfer Agent at 1-888-763-2260.

Class B and Class C Shares—Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.50% for Class B shares and 0.55% for Class C shares and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charge. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial advisor, selected securities dealer or other financial intermediary who assists you in your decision in purchasing Fund shares.

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Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0-1	4.00%

1-2	4.00%

2-3	3.00%

3-4	3.00%

4-5	2.00%

5-6	1.00%

6 and thereafter	0.00%

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend reinvestment are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. If you exchange your shares for the shares of another Mercury fund, the higher charge, if any, would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers

•
Redemption in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates or in connection with involuntary termination of an account in which Fund shares are held

•
Redemption in connection with participation in certain fee-based programs managed by selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate

•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

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Your Class B shares convert automatically into Class A shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule.

The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial advisor, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial advisor or financial intermediary may help you with this decision. The Fund does not issue share certificates.

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Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

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If you want to	Your choices	Information important for you to know

Buy shares	First, select the share class appropriate for you	Please refer to the pricing of shares table on page 17. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
• $500 for certain fee-based programs
• $100 for retirement plans

(The minimum for initial investments may be waived or reduced under certain circumstances.)

Have your financial advisor, securities dealer or financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Generally, any purchase orders placed prior to the close of business on the New York
Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund
may reject any order to buy shares and may suspend the
sale of shares at any time. Selected securities dealers
or financial intermediaries may charge a fee in connection
with a purchase. For example, the fee charged by Merrill
Lynch, Pierce, Fenner & Smith Incorporated is currently
$5.35. The fees charged by other securities dealers or
financial intermediaries may be higher or lower.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-888-763-
2260 and request a purchase application. Mail the completed
purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to your investment	Purchase additional shares	The minimum investment for additional purchases is generally $100 for all accounts except:
• $50 for certain fee-based programs
• $1 for retirement plans

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may automatically invest a specific amount in the Fund on a periodic basis through your securities dealer or other financial intermediary.

The current minimum for such automatic investments is $100. The minimum may be waived or revised under certain circumstances.

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If you want to	Your choices	Information important for you to know

Transfer shares to another securities dealer or other financial intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares to another securities dealer or other financial intermediary if authorized agreements are in place between the Distributor and the transferring securities dealer or financial intermediary and the Distributor and the receiving securities dealer or other financial intermediary. Certain
shareholder services may not be available for all transferred shares. You may only purchase additional shares of a fund
previously owned before transfer. All future trading of these shares must be coordinated by the receiving securities dealer or other financial intermediary.

	Transfer to a non-participating securities dealer or other financial intermediary	You cannot transfer your shares of the Fund to a securities dealer or financial intermediary that does not have an authorized dealer agreement with the Distributor.
You must either:
• Transfer your shares to an account with the Transfer Agent; or
• Sell your shares, paying any applicable deferred sales charge.

Sell your shares	Have your financial advisor, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption
request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m.
Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Generally,
any redemption request placed after that time will be
priced at the net asset value at the close of business on
the next business day.

Certain securities dealers or other financial intermediaries may charge a fee to process a sale of shares. For example Merrill
Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer
Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption
request before the Fund has collected payment for the
purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by
telephone request if the amount being sold is less than
$50,000 and if certain other conditions are met. Contact the
Transfer Agent at 1-888-763-2260 for details.

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If you want to	Your choices	Information important for you to know

Sell shares systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. You can generally
arrange through your selected dealer or financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends
automatically reinvested.
For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your financial advisor, selected securities dealer or other financial intermediary for details.

Exchange your shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of the Fund for shares of other
Mercury mutual funds or for shares of the Summit Cash Reserves
Fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another Mercury fund. If you own Class I
shares and wish to exchange into a fund in which you have no
Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you own Class I or Class A
shares and wish to exchange into Summit, you will exchange into
Class A shares of Summit. Class B or Class C shares can be
exchanged for Class B shares of Summit.

Some of the Mercury mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class I or
Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the
difference at the time of exchange. If you exchange Class B or
Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when determining the holding period for a conversion from Class
B to Class A shares.

To exercise the exchange privilege contact
your financial advisor, selected securities dealer or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other affiliated funds, and accounts under common ownership or control.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] Account Choices

Net Asset Value — the market value in U.S. dollars of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open after the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem Fund shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by the Investment Adviser, an affiliate of the Investment Adviser, selected securities dealers or other financial intermediaries that have an agreement with the Distributor or its affiliates, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] Account Choices

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund’s shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund distributes any net investment income monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer that has an agreement with the Fund, contact your financial advisor about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains paid by the Fund, if any, may be taxable to you at different rates, depending, in part, on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] Account Choices

“Buying a Dividend”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] The Management Team

MANAGEMENT OF THE FUND

Fund Asset Management, L.P., doing business as Mercury Advisors, the Fund’s Investment Adviser, manages the Fund’s investments under the overall supervision of the Board of Directors of The Asset Program, Inc. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Fund pays the Investment Adviser a fee at the annual rate of 0.50% of the average daily net assets of the Fund.

Mercury Advisors was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Mercury Advisors and its affiliates had approximately $517 billion in investment company and other portfolio assets under management as of March 2002.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] The Management Team

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the five years since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touch LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

		Class I††				Class A††
Increase (Decrease) in		For the Year Ended January 31,				For the Year Ended January 31,
Net Asset Value:	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$10.41	$ 9.85	$10.52	$10.48	$10.20	$10.41	$ 9.84	$10.52	$10.48	$10.20

Investment income — net	.57	.66	.64	.64	.69	.55	.64	.61	.61	.67

Realized and unrealized gain (loss) on investments — net	.13	.56	(.67)	.21	.35	.12	.57	(.68)	.21	.35

Total from investment operations	.70	1.22	(.03)	.85	1.04	.67	1.21	(.07)	.82	1.02

Less dividends and distributions:
Investment income — net	(.57)	(.66)	(.64)	(.64)	(.69)	(.55)	(.64)	(.61)	(.61)	(.67)
Realized gain on investments — net	(.02)	—	—	(.17)	(.07)	(.02)	—	—	(.17)	(.07)
In excess of realized gain on investments — net	—	—	—	— †	—	—	—	—	— †	—

Total dividends and distributions	(.59)	(.66)	(.64)	(.81)	(.76)	(.57)	(.64)	(.61)	(.78)	(.74)

Net asset value, end of year	$10.52	$10.41	$ 9.85	$10.52	$10.48	$10.51	$10.41	$ 9.84	$10.52	$10.48

Total Investment Return:*

Based on net asset value per share	6.89%	12.85%	(.28%)	8.39%	10.66%	6.53%	12.68%	(.63%)	8.12%	10.38%

Ratios to Average Net Assets:

Expenses, net of reimbursement	.00%	.00%	.00%	.00%	.00%	.25%	.25%	.25%	.25%	.25%

Expenses	1.10%	1.38%	1.38%	1.73%	2.00%	1.36%	1.63%	1.67%	1.67%	2.25%

Investment income — net	5.37%	6.49%	6.22%	6.13%	6.80%	5.08%	6.26%	6.02%	5.73%	6.53%

Supplemental Data:

Net assets, end of year (in thousands)	$4,700	$ 600	$ 140	$1,278	$3,233	$5,413	$1,980	$ 708	$1,701	$ 315

Portfolio turnover	185.42%	84.53%	91.75%	310.91%	361.31%	185.42%	84.53%	91.75%	310.91%	361.31%

*	Total investment returns exclude the effects of sales charges.
†	Amount is less than $.01 per share.
††	Prior to April 3, 2000, Class I shares were designated as Class A shares, and Class A shares were designated as Class D shares.

MERCURY U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC] The Management Team

FINANCIAL HIGHLIGHTS (concluded)

	Class B					Class C
Increase (Decrease)	For the Year Ended January 31,					For the Year Ended January 31,
in Net Asset Value:	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$10.39	$ 9.83	$ 10.51	$ 10.48	$10.20	$10.39	$ 9.83	$10.51	$10.48	$10.19

Investment income – net	.49	.59	.56	.56	.61	.49	.58	.56	.55	.60

Realized and unrealized gain (loss) on investments — net	.13	.56	(.68)	.20	.35	.14	.56	(.68)	.20	.36

Total from investment operations	.62	1.15	(.12)	.76	.96	.63	1.14	(.12)	.75	.96

Less dividends and distributions:
Investment income — net	(.49)	(.59)	(.56)	(.56)	(.61)	(.49)	(.58)	(.56)	(.55)	(.60)
Realized gain on investment — net	(.02)	—	—	(.17)	(.07)	(.02)	—	—	(.17)	(.07)
In excess of realized gain on investments — net	—	—	—	— †	—	—	—	—	— †	—

Total dividends and distributions	(.51)	(.59)	(.56)	(.73)	(.68)	(.51)	(.58)	(.56)	(.72)	(.67)

Net asset value, end of year	$10.50	$ 10.39	$ 9.83	$ 10.51	$10.48	$10.51	$10.39	$ 9.83	$10.51	$10.48

Total Investment Return:*

Based on net asset value per share	6.10%	12.02%	(1.13%)	7.48%	9.76%	6.16%	11.97%	(1.18%)	7.43%	9.79%

Ratios to Average Net Assets:

Expenses, net of reimbursement	.75%	.75%	.75%	.75%	.75%	.80%	.80%	.80%	.80%	.80%

Expenses	1.87%	2.19%	2.22%	2.34%	2.82%	1.94%	2.25%	2.33%	2.47%	2.90%

Investment income — net	4.61%	5.81%	5.54%	5.26%	5.94%	4.58%	5.75%	5.49%	5.21%	5.88%

Supplemental Data:

Net assets, end of year (in thousands)	$47,936	$16,121	$12,045	$14,817	$6,627	$18,217	$6,790	$3,400	$4,679	$2,057

Portfolio turnover	185.42%	84.53%	91.75%	310.91%	361.31%	185.42%	84.53%	91.75%	310.91%	361.31%


*	Total investment returns exclude the effects of sales charges.
†	Amount is less than $.01 per share.

MERCURY U.S. GOVERNMENT SECURITIES FUND

Fund

Mercury U.S. Government Securities Fund
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(866-MERCURY)

Investment Adviser

Administrative Offices:
Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536

Mailing Address:
P.O. Box 9011
Princeton, New Jersey 08543-9011
(888-763-2260)

Transfer Agent

Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Mailing Address:
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888-763-2260)

Independent Auditors

Deloitte & Touch LLP
Two World Financial Center
New York, New York 10281-1008

 Distributor

FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

Custodian

The Bank of New York
5 Penn Plaza
New York, New York 10001-1810

Counsel

Sidley Austin Brown & Wood LLP
875 Third Avenue
New York, New York 10022-6225

Accounting Services Provider

State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

MERCURY U.S. GOVERNMENT SECURITIES FUND

To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Fund’s Annual Report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial advisor or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial advisor or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 44064, Jacksonville, Florida 32232-4062 or by calling 1-888-763-2260.

Contact your financial advisor or other financial intermediary, or contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information in this Prospectus.

Investment Company Act File #811-7177.
Code #MF-19096-05-02
© Fund Asset Management, L.P.

[LOGO] MERCURY FUNDS

800 Scudders Mill Road
Plainsboro, New Jersey 08536
866-MERCURY
FAM Distributors, Inc. Member NASD
www.mercuryfunds.com

STATEMENT OF ADDITIONAL INFORMATION

Mercury U.S. Government Securities Fund

P.O. Box 9011, Princeton, New Jersey 08543-9011   •  Phone No. (888) 763-2260

        The Mercury U.S. Government Securities Fund (the “Fund”) is a series of The Asset Program, Inc. (the “Program”), a professionally-managed open-end management investment company organized as a Maryland corporation. The Fund seeks high current return by investing in a diversified portfolio of U.S. Government and Government agency securities, including Government National Mortgage Association (“GNMA”) mortgage-backed securities and other mortgage-backed government securities. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”

        The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated May 29, 2002 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Fund at 1-888-763-2260 or your financial advisor, or by writing to the Fund at the address listed above. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to the Fund’s 2002 Annual Report to shareholders. You may request a copy of the Annual Report or the Prospectus at no charge by calling 1-888-763-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Mercury Advisors — Investment Adviser
FAM Distributors, Inc.— Distributor

The date of this Statement of Additional Information is May 29, 2002.

INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to seek high current return through investments in U.S. Government and Government agency securities, including Government National Mortgage Association (“GNMA”) mortgage-backed certificates and other mortgage-backed government securities. The investment objective of the Fund is a fundamental policy of the Fund which may not be changed without a vote of a majority of the Fund’s outstanding voting securities. Reference is made to “How the Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There can be no assurance that the investment objective of the Fund will be achieved.

        The Fund invests in a portfolio of bonds and other debt securities that are issued or guaranteed by the U.S. Government, by various agencies of the U.S. Government and by various instrumentalities which have been established or sponsored by the U.S. Government (“U.S. Government securities”). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of GNMA and the Federal Housing Administration (“FHA”), are issued or guaranteed by the U.S. Government and supported by the full faith and credit of the United States. Other U.S. Government securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States but involve sponsorship or guarantees by Government agencies or enterprises. The guarantee by Federal agencies or government-sponsored enterprises of their securities does not extend to the Program’s shares. These obligations include securities that are supported by the right of the issuer to borrow from the Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA”) bonds. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities where the Fund is satisfied that the credit risk with respect to the issuers is minimal. The Fund intends to invest substantially all (at least 80%) of its total assets in bonds or other debt securities that are issued or guaranteed by the U.S. government, government agencies or government sponsered enterprises. In addition, the Fund may invest up to 5% of its assets in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”), an international organization of which the United States is a member country.

        The Fund has authority to invest in all U.S. Government securities. A significant portion of its portfolio of U.S. Government securities may consist of GNMA mortgaged-backed certificates (“GNMA Certificates”) and other U.S. Government securities representing ownership interests in mortgage pools. For a description of GNMA Certificates and other eligible securities representing interests in mortgage pools, see “GNMA Certificates and Other Mortgage-Backed Government Securities” below. Determinations as to the types of U.S. Government securities held by the Fund will be made by the Investment Adviser. The Investment Adviser’s decisions will be based on, among other factors, the relative yields of the various types of U.S. Government securities, its assessment of future interest rate patterns and the desirability of holding U.S. Government securities on which it may write covered options, as described below.

        The Investment Adviser will effect portfolio transactions without regard to any holding period if, in its judgment, such transactions are advisable in light of a change in general market, economic or financial conditions. A high portfolio turnover rate involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. Such turnover also has certain tax consequences for the Fund.

        The average maturity of the Fund’s holdings will vary based on the Investment Adviser’s assessment of pertinent economic and market conditions. As with all debt securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. In as much as the Fund invests in mortgage-backed securities, however, it is also important to note that the Fund’s net asset value may also fall when interest rates fall to the extent the Fund’s holdings expose the Fund to losses from prepayment risk. See “GNMA Certificates and Other Mortgage-Backed Government Securities” below.

GNMA Certificates and Other Mortgage-Backed Government Securities

        The Fund will invest a significant portion of its assets in GNMA Certificates and other mortgage-backed government securities. GNMA Certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the Certificate. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each Certificate evidences an interest in a specific pool of mortgage loans insured by the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration (“VA”). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.

        The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments which have maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest. In addition, GNMA offers a pass-through security backed by adjustable-rate mortgages. As prepayment rates vary widely, it is not possible to predict accurately the average life of a particular pool. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the certificate.

        In addition to GNMA Certificates, the Fund may invest in mortgage-backed securities issued by FNMA and by the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities and certificates representing an interest in a pool of FNMA pass-through securities which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages from FHLMC’s portfolio and securities representing an interest in a pool of FHLMC participation certificates. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. As is the case with GNMA Certificates, the actual maturity of and realized yield on particular FNMA and FHLMC mortgage-backed securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

        Mortgage-backed U.S. Government securities typically provide a higher potential for current income than other types of U.S. Government securities; however, U.S. Treasury bills, notes and bonds typically provide a higher potential for capital appreciation than mortgage-backed securities.

        Payments of principal of and interest on mortgage-backed securities are made more frequently than are payments on conventional debt securities. In addition, holders of mortgage-backed securities may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made by the relating obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns of the Fund and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income.

        Stripped Mortgage-Backed Securities.    The Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multiclass mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal-only or “PO” class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or “IO” class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, the Fund generally will purchase IOs only as a component of so-called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities such as POs, inverse floating rate collateralized mortgage obligations (“CMOs”) or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities. IOs and POs of SMBSs are considered by the staff of the Commission to be illiquid securities and, consequently, as long as the staff maintains this position, the Fund will not invest in IOs or POs in an amount which, taken together with the Fund’s other investments in illiquid securities, exceeds 15% (10% to the extent required by certain state laws) of the Fund’s total assets.

Other Investment Policies and Practices

         Temporary Investments.  For temporary or defensive purposes or in anticipation of redemptions, the Fund is authorized to invest up to 100% of its assets in money market instruments (short term, high quality debt instruments), including obligations of or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized rating agency or other fixed income securities deemed by the Investment Adviser to be consistent with the objectives of the Fund, or the Fund may hold its assets in cash.

         When Issued and Delayed Delivery Securities and Forward Commitments.  The Fund may purchase or sell securities that it is entitled to receive on a when issued or delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of their assets that may be committed in connection with these transactions. When the Fund is purchasing securities in these transactions, it maintains a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the amount of its purchase commitments.

        There can be no assurance that a security purchased on a when-issued basis will be issued, or a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

         Standby Commitment Agreements.  The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that it considers advantageous. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

        There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

        The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Repurchase Agreements and Purchase and Sale Contracts.   The Fund may invest in U.S. Government securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

        A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s total assets.

        Securities Lending.  The Fund may lend securities to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy and it may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act. The fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loan from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss in the event of losses on investments made with cash collateral or, in the event of borrower default, where the value of the collateral falls below the market value of the borrowed securities. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the fund as lending agent. See “Portfolio Transactions and Brokerage.”

          Illiquid or Restricted Securities.  The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of that investment in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

        The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be more difficult to value than publicly traded securities and may be less liquid, or illiquid, and therefore may be subject to the risks associated with illiquid securities, as described in the preceding paragraph. Some restricted securities, however, may be liquid. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict its ability to conduct portfolio transactions in such securities.

        Although not a fundamental policy, the Fund will include OTC options and securities underlying such options in calculating the amount of its assets subject to the limitation on restricted securities. The Fund will not change or modify this policy prior to the change or modification by the Commission staff of its positions regarding OTC options.

         144A Securities.  The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Program’s Directors. The Directors have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

        Borrowing and Leverage.  The Fund may borrow up to 33 1/3% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The Fund will not purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

         Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

        The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Derivatives

        The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as oil or gold), a currency or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate. Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

        Hedging.    The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the fund investing in the Derivative or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. The Fund is not required to use hedging and may choose not to do so.

        The Fund may use the following types of derivative investments and trading strategies:

        Indexed and Inverse Floating Rate Securities.    The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk, and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes, to increase return or to vary the degree of portfolio leverage relatively efficiently under different market conditions. When used for hedging purposes, indexed and inverse securities involve correlation risk. Indexed and inverse securities are currently issued by a number of U.S. governmental agencies such as FHLMC and FNMA, as well as a number of other financial institutions. To the extent the Fund invest in such instruments, under current market conditions, it most likely will purchase indexed and inverse securities issued by the above-mentioned U.S. governmental agencies.

        Options and Futures Transactions.    The Fund may engage in various portfolio strategies to seek to increase its return through the use of listed or over-the-counter (“OTC”) options on its portfolio securities and to hedge its portfolio against adverse movements in the markets in which it invests. The Fund is authorized to write (i.e., sell)

covered put and call options on its portfolio securities or securities in which it anticipates investing and purchase put and call options on securities. The Fund may also engage in transactions in interest rate futures and related options on such futures. Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will (i) write only covered options on portfolio securities or securities in which they anticipate investing and (ii) engage in other options and futures transactions only for hedging purposes, the options and portfolio strategies of the Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, its net asset value will fluctuate. There can be no assurance that the Fund’s hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity or debt markets, interest rates or currency exchange rates occur.

        Writing of Covered Options.    The Fund may from time to time write (i.e., sell) covered call options on its portfolio securities and may enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A call option is considered covered where the writer of the option owns the underlying securities. The principal reason for writing covered call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction as described below. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchaser of an identical option prior to the expiration of the option it has written. If the option expires unexercised, the Fund realizes a gain in the amount of the premium received for the option which may be offset by a decline in the market price of the underlying security during the option period. The use of covered call options is not a primary investment technique of the Fund and such options normally will be written on underlying securities as to which management does not anticipate significant short term capital appreciation. Covered call options serve as a partial hedge against the price of the underlying security declining. The Fund may not write covered options on underlying securities exceeding 15% of its total assets.

        The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund’s return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for so long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

        A closing purchase transaction is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if management believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

        Purchasing Options.    The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

        Interest Rate Futures Contracts.    The Fund may purchase and sell interest rate futures contracts, as a hedge against adverse changes in the market value of portfolio securities, as described below. Interest rate futures contracts are herein referred to as “futures contracts.”

        A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and seller of a futures contract to sell a financial instrument for a set price on a future date. The terms of a futures contract require actual delivery of the financial instrument underlying the contract. The Fund may invest in interest rate futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in futures contracts are subject to limitations as described below under “Restrictions on the Use of Futures Transactions.”

        The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the securities that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant advance, it may purchase futures in order to gain rapid market exposure. This technique generally will allow the Fund to gain exposure to a market in a manner which is more efficient than purchasing individual securities and may in part or entirely offset increases in the cost of securities in such market that the Fund ultimately purchases. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., a Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

        The Fund also has authority to purchase and write call and put options on futures contracts in connection with its hedging (including anticipatory hedging) activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures contract to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

        The Fund may engage in options and futures transactions on U.S. exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options are two-party contracts with prices and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

        Restrictions on the Use of Futures Transactions.    Regulations of the Commodity Futures Trading Commission (the “CFTC”) applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a “commodity pool” as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund’s holdings, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account in the name of the Fund with the Fund’s custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged.

        Restrictions on OTC Options.    The Fund may engage in OTC options only with such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and market deposits on the Fund’s existing OTC options of futures contracts exceed 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money”. This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Program without the approval of the Fund’s shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

        Options on GNMA Certificates.    The following information relates to unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) of other GNMA Certificates in the cash market in order to maintain its “cover.”

        A GNMA Certificate held by the Fund to cover an options position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When the Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

        Risks Factors in Options and Futures Transactions.    Utilization of options and futures transactions to hedge a Fund involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the options or futures contracts. Conversely, the Fund may purchase or sell fewer options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the options or futures contract approaches.

        The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Investment Adviser believes the Fund can receive in each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

        The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact of the portfolio strategies for hedging the Fund’s holdings.

        All options referred to herein and in the Fund’s Prospectus are options issued by the Options Clearing Corporation (the “Clearing Corporation”) which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange (“NYSE”).

Suitability

        The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on mortgage-backed securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend on, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in mortgage-backed securities, including the risk of loss of principal.

Investment Restrictions

        The Program has adopted the following restrictions and policies relating to the investment of the Fund’s assets and its activities. The fundamental restrictions set forth below may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value. The Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

        4.  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

        5.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

        6.  Issue senior securities to the extent such issuance would violate applicable law.

        7.  Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies. The Fund will not purchase securities while borrowings exceed 5% of its assets. The Fund has no present intention to borrow money in amounts exceeding 5% of its assets.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

        9.  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        Additional investment restrictions adopted by the Fund that may be changed by the Program’s Board of Directors without shareholder approval, provide that the Fund may not:

        (a)  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Program.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

        (c)  Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Program have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Program’s Board of Directors are not subject to the limitations set forth in this investment restriction.

        (d)  Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as redemption of Fund shares. The Fund will not purchase securities while borrowing exceeds 5% (taken at market value) of its total assets.

        Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing

OTC options on futures contracts exceeds 15% of the net assets of the Fund taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors without the approval of the shareholders. However, the Directors will not change or modify this policy prior to the change or modification by the Commission staff of its position.

        Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions.” Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

        The Investment Adviser will effect portfolio transactions without regard to any holding period if, in its judgment, such transactions are advisable in light of a change in general market, economic or financial conditions. The Fund’s portfolio turnover increased from 84.53% in the fiscal year ended Januray 31, 2001 to 185.42% in the fiscal year ended January 31, 2002 due to a significant net inflow of assets into the Fund, changes in interest rates and an increase in the use of purchase and sale contracts involving GNMA Certificates. A high portfolio turnover rate involves certain tax consequences such as increased capital gain dividends and/or ordinary income dividends and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. See “Portfolio Transactions.”

MANAGEMENT OF THE PROGRAM

Directors and Officers

        The Directors of the Program consist of nine individuals, eight of whom are not “interested persons” of the Program as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

        Each non-interested Director is a member of the Program’s Audit Committee (“Audit Committee”). The principal responsibilities of the Committee are to (i) recommend to the board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Program’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Board of the Program has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties.

        Biographical Information.   Certain biographical and other information relating to the non-interested Directors of the Program is set forth below, including their ages, their principal occupations for at least the last five years, the length of the time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), (“MLIM/FAM-Advised Funds”) and other public directorships.

Name, Address and Age	Position(s) Held with Program	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
James H. Bodurtha (58) 36 Popponesset Road Cotuit, Massachusetts 02635	Director	Director since 2002

Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

				53 registered investment companies consisting of 74 portfolios	None

Joe Grills (67) PO Box 98 Rapidan, Virginia 22733	Director	Director since 1994

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

				56 Registered investment companies consisting of 77 portfolios	Kimco Realty Corporation

Herbert I. London (63) 2 Washington Square Village New York, New York 10012	Director	Director since 2002

John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

				53 Registered investment companies consisting of 74 portfolios	None

Name, Address and Age	Position(s) Held with Program	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
André F. Perold (50) Morgan Hall Soldiers Field Boston, Massachusetts 02163	Director	Director since 2002

Harvard Business School: George Gund Professor of Finance and Banking since 2000; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Sanlam Limited since 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.

				53 Registered investment companies consisting of 74 portfolios	None

Roberta Cooper Ramo (59) PO Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87107	Director	Director since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

				53 Registered investment companies consisting of 74 portfolios	None

Robert S. Salomon, Jr. (65) 106 Dolphin Cove Quay Stamford, Connecticut 06902	Director	Director since 1995

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.

				56 Registered investment companies consisting of 77 portfolios	None

Melvin R. Seiden (71) 780 Third Avenue, Suite 2502, New York, New York 10017	Director	Director since 1994	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	56 Registered investment companies consisting of 77 portfolios	None

Stephen B. Swensrud (68) 88 Broad Street, 2nd Floor, Boston, Massachusetts 02110	Director	Director since 1994

Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.

				56 Registered investment companies consisting of 77 portfolios	None

*
Each Director serves until his or her successor is elected or qualified, or until his or her death or resignation, or removal as provided in the Program’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

       Certain biographical and other information relating to the Director who is an “interested person” as defined in the Investment Company Act, and other officers of the Program is set forth below:

Name, Address† and Age	Position(s) Held with the Program	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Terry K. Glenn (61)††	Director and President	President* and Director** since 1999

Chairman (Americas Region) of MLIM and FAM since 2000; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, LP (“Princeton Administrators”) since 1988; Director of Financial Data Services, Inc. since 1985.

				127 Registered investment companies consisting of 184 portfolios	None

R. Elise Baum (42)	Senior Vice President and Portfolio Manager	Senior Vice President and Portfolio Manager since 2000***	Managing Director of MLIM since 2000. First Vice President of MLIM from 1999 to 2000; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995 to 1997.	1 Registered investment company consisting of 3 portfolios	None

Donald C. Burke (41)	Vice President and Treasurer	Vice President since 1994 and Treasurer since 1999***

First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

				128 Registered investment companies consisting of 185 portfolios	None

Robert C. Doll, Jr. (47)	Senior Vice President	Senior Vice President since 1999***

President of FAM and MLIM since 2001; Co-head (Americas Region) of MLIM from 2000 to 2002 and Senior Vice President thereof from 1999 to 2000; Director of Princeton Services since 1999; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				51 Registered investment companies consisting of 75 portfolios	None

Lawrence R. Fuller (61)	Senior Vice President and Portfolio Manager	Senior Vice President since 1998 and Portfolio Manager since 1996***	First Vice President of MLIM since 1997 and Vice President thereof from 1992 to 1997.	3 Registered investment companies consisting of 7 portfolios	None

Teresa Giacino (39)	Vice President and Portfolio Manager	Senior Vice President since 2002 and Portfolio Manager since 2001***	Vice President of MLIM since 1992.	1 Registered investment company consisting of 3 portfolios	None

Name, Address† and Age	Position(s) Held with the Program	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Frank Viola (37)	Senior Vice President and Portfolio Manager	Senior Vice President since 2002 and Portfolio Manager since 2001***	Director of MLIM since 1997 and a Portfolio Manager thereof since 1997; Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and Vice President of Merrill Lynch Capital Markets from 1993 to 1996.	5 Registered investment companies consisting of 5 portfolios	None

Susan B. Baker (44)	Secretary	Secretary since 2001***	Director (Legal Advisory) of MLIM since 1999; Vice President of MLIM from 1993 to 1999; attorney associated with MLIM since 1987.	45 Registered investment companies consisting of 53 portfolios	None

†	The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Program based on his positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators.
*	Mr. Glenn was elected President of the Program in 1999. Prior to that he served as Executive Vice President of the Fund.
**
Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

***	Elected by and serves at the pleasure of the Board of Directors of the Program.

        Share Ownership.   Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2001 is set forth in the chart below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Directors:
Terry K. Glenn	None	Over $100,000
Non-Interested Directors:
James H. Bodurtha	None	$50,001 - $100,000
Joe Grills	None	Over $100,000
Herbert I. London	None	$50,001 - $100,000
André F. Perold	None	Over $100,000
Roberta Cooper Ramo	None	None
Melvin R. Seiden	None	$1 - $10,000
Robert S. Salomon, Jr.	None	None
Stephen B. Swensrud	None	None

        As of May 10, 2002, the Directors and officers of the Fund as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Glenn, a Director and officer of the Program, and the other officers of the Program owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”). As of December 31, 2001, none of the non-interested Directors of the Program nor any of their immediate family members owned beneficially or of record any securities in “ML & Co.”.

Compensation of Directors

        The Program pays each non-interested Director, for service to the Program, a fee of $1,300 per year plus $300 per in-person meeting attended, together with such individual’s actual out-of-pocket expenses relating to attendance at meetings. The Program also compensates members of the Audit Committee, which consists of all of the non-affiliated Directors at the rate of $1,300 annually for service to the Program plus $300 per Committee meeting attended. The Committee met four times during the fiscal year ended January 31, 2002.

        The following table sets forth the compensation earned by the non-interested Directors for the fiscal year ended January 31, 2002 and the aggregate compensation paid to them by all investment companies advised by MLIM/FAM-advised funds for the calendar year ended December 31, 2001.

Name	Position with Program	Compensation from Program	Pension or Retirement Benefits Accrued as Part of Program Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Program and Other MLIM/FAM-Advised Funds
James H. Bodurtha*	Director	None	None	None	$160,000
Joe Grills	Director	$9,167	None	None	$259,500
Herbert I. London*	Director	None	None	None	$160,000
André F. Perold*	Director	None	None	None	$160,000
Roberta Cooper Ramo*	Director	None	None	None	$160,000
Robert S. Salomon, Jr.	Director	$9,167	None	None	$222,000
Melvin R. Seiden	Director	$9,167	None	None	$222,000
Stephen B. Swensrud	Director	$9,167	None	None	$406,083

*	Ms. Ramo and Messrs. Bodurtha, London and Perold were elected to serve as Directors of the Program on April 15, 2002.

        The Directors of the Program may be eligible for reduced sales charges on purchases of Class I shares. See “Purchase of Shares—Reduced Initial Sales Charges—Purchase Privileges of Certain Persons.”

Management and Advisory Arrangements

        Investment Advisory Services.    The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

        Investment Advisory Fee.    As compensation for its services to the Fund, the Investment Adviser will receive from the Fund a fee at an annual rate of 0.50% of the average daily net assets of the Fund.

        Prior to April 3, 2000, MLIM, an affiliate of the Investment Adviser under common control and management as the Investment Adviser, acted as investment adviser to the Fund. The table below sets forth for the periods indicated the total advisory fee paid by the Fund to the Investment Adviser and, for the period prior to April 3, 2000, to MLIM. For the fiscal years ended January 31, 2001 and 2002, the Investment Adviser voluntarily waived management fees.

Period	Fee Amount ($)	Investment Advisory Fee Waived
Fiscal year ended January 31, 2002	$252,010	$252,010
Fiscal year ended January 31, 2001	$ 83,077	$ 83,077
Fiscal year ended January 31, 2000	$100,949	$100,949

        Payment of Fund Expenses.    The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Program who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of preparing, printing, and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor; charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Program, on behalf of the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Investment Adviser for the cost of other accounting services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares—Distribution Plans.”

        Organization of the Investment Adviser.    Fund Asset Management, LP, doing business as Mercury Advisors, is the Fund’s Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

        Duration and Termination.    Unless earlier terminated as described herein, the Investment Advisory Agreement for the Fund will remain in effect from year to year if approved annually (a) by the Board of Directors of the Program or by a majority of the outstanding shares of the subject Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

        At a meeting of the Board of Directors held on April 10, 2002, the Board approved the continuation of the Fund’s Investment Advisory Agreement for an additional year. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the fund by the Investment Adviser and its affiliated under other agreement, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services under the Investment Advisory Agreement and the Investment Adviser’s profitability under the Investment Advisory Agreement, but also compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Fund. The Directors also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Fund brokerage in a “soft dollar” arrangement. In connection with its consideration of the Investment Advisory Agreement, the Board also compared the Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund’s assets. The Board also reviewed materials supplied by Fund counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act and state law.

        Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services provided by the Investment Adviser to the Fund and that the investment management fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted the non-interested Directors in their deliberations.

        Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Program’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays between $16.00 and $20.00 for each Class I or Class A shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account depending on the level of service required. The Fund also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

       The table below sets forth information about the total amounts paid by the Fund to the Transfer Agent for the periods indicated.

Fiscal Year Ended January 31,	Transfer Agent Fee*
2002	$79,561
2001	$47,537
2000	$62,789
* During the periods shown, the Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher.

         Accounting Services.    The Program, on behalf of the Fund, entered into an agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to the Fund and was reimbursed by the Fund at its cost in connection with such services. The Investment Adviser continues to provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser for the cost of these services.

        The table below shows the amounts paid by the Fund to State Street and the Investment Adviser for the periods indicated:

Fiscal Year Ended January 31,	Paid to State Street		Paid to the Investment Adviser
2002	$30,433		$ 4,793
2001	$897	*	$22,200
2000	N/A		$13,556

*	Represents payments pursuant to the agreement with State Street effective on January 1, 2001.

        Distribution Expenses.    The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to financial intermediaries and potential investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

        The Board of Directors of the Program has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, the Investment Adviser and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

        Reference is made to “Account Choices—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the purchase of Fund shares.

        The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the distribution plan for Class A Shares). Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege.”

        Investors should understand that the purpose and function of the initial sales charges with respect to the Class I and Class A shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

        The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the NYSE (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE.

        The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, the securities dealers nor any other financial intermediary is permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares to such customers. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives—Class I and Class A Shares

        Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternatives who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares.

        Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Affiliated-Advised Funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

        The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

       Eligible Class I Investors.    Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends paid on outstanding Class I shares. Investors who currently own Class I shares in a shareholder account are entitled to purchase additional Class I shares of a Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift, or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Mercury and Affiliate-Advised Funds, including the Fund, and to employees of certain selected dealers. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

        The following table sets forth information regarding Class I and Class A sales charge information for the Fund.

Class I Shares
For the Fiscal year ended January 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSC’s Received on Redemption of Load-Waived Shares
2002	$ 0	$0	$ 0	$0
2001	$ 0	$0	$ 0	$0
2000	$ 0	$0	$ 0	$0

Class A Shares
For the Fiscal year ended January 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSC’s Received on Redemption of Load-Waived Shares
2002	$47,579	$3,153	$44,426	$2
2001	$ 6,065	$ 406	$ 5,659	$0
2000	$ 1,180	$ 73	$ 1,106	$0

        The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers and financial intermediaries. Since securities dealers and other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

        Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

        Reinvested Dividends.    No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

        Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

        Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

        The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

        Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer.

        Managed Trusts.    Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

        Purchase Privileges of Certain Persons.    Directors of the Program, members of the Boards of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes the Investment Adviser, MLIM, Mercury Asset Management International, Ltd. and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected dealers and financial intermediaries, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

         Class I and Class A shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

        Acquisition of Certain Investment Companies.    Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

        Purchases Through Certain Financial Advisers.    Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge Alternatives—Class B and Class C Shares

        Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

        Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

        The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares—Determination of Net Asset Value” below.

Class B Shares.

        Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

        The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar amount Subject to Charge
0-1	4.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
6 and thereafter	None

        To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

         Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher that the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

        As discussed in the Prospectus under “Account Choices—Pricing of Shares—Class B and C Shares—Deferred Sales Charge Options,” while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account (“IRA”) or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

        The charge may also be reduced or waived in other instances, such as: (a) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (b) redemptions in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates; (c) redemptions in connection with participation in certain fee-based programs managed by selected dealers or other financial intermediaries that have agreements with Mercury; or (d) until June 30, 2002, redemptions in connection with the termination by the Distributor of certain distributor arrangements regarding that Fund with unaffiliated selected securities dealers or other financial intermediaries; or (e) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established; or (f) involuntary termination of an account in which Fund Shares are held. See “Shareholder Services—Fee-Based Programs” and “—Systematic Withdrawal Plan.”

        Conversion of Class B Shares to Class A Shares.    After approximately ten years (the “Conversion Period”), Class B shares of the Fund will be converted automatically into Class A shares of that Fund. Class A shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets of a Fund but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

        In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

        The Conversion Period may be modified for investors that participate in certain fee-based programs. See “Shareholder Services—Fee-Based Programs.”

        Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services—Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Class C Shares.

        Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held or withdrawals through the Systematic Withdrawal Plans. See “Shareholder Services—Systematic Withdrawal Plan.”

Class B and Class C Sales Charge Information.

Class B Shares*
For the fiscal year ended January 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2002	$58,945	$58,945
2001	$47,511	$47,511
2000	$44,536	$44,536
* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

Class C Shares
For the fiscal year ended January 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2002	$11,057	$11,057
2001	$ 1,402	$ 1,402
2000	$ 5,163	$ 5,163

        Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch) and financial intermediaries related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the “NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Distribution Plans

        Reference is made to “Account Choices—Pricing of Shares” in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Funds to the Distributor with respect to such classes.

        The Distribution Plan for each of the Class A, Class B and Class C shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class A, Class B and Class C shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan).

        The Distribution Plans for Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% for Class B shares and 0.55% for Class C shares of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services, bearing certain distribution-related expenses of the Fund, including payments to financial advisors for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B or Class C shares through selected securities dealers or other financial intermediaries, without the assessment of an initial sales charge, and at the same time permit the dealer to compensate its financial advisors, selected securities dealers or other financial intermediaries in connection with the sale of the Class B and Class C shares.

        The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of each Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of its Distribution Plans and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

        Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from each Distribution Plan may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly, and, in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans, annually. Distribution-related revenues consist of the account maintenance fees, distribution fees and CDSCs. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expense, and interest expense.

         As of January 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class B shares exceeded direct cash distribution expenses by $154,735 (0.325% of Class B net assets at that date). As of January 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class C shares exceeded direct cash distribution expenses by $156,055 (0.858% of Class C net assets at that date).

        For the fiscal year ended January 31, 2002, the Fund paid the Distributor $241,852 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $32.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended January 31, 2002, the Fund paid

the Distributor $100,810 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $12.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended January 31, 2002, the Fund paid the Distributor $9,323 pursuant to the Class A Distribution Plan (based on average daily net assets subject to such Class A Distribution Plan of approximately $3.7 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares.

Limitations on the Payment of Deferred Sales Charges

        The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstance payment in excess of the amount payable under the NASD formula will not be made.

        The following table sets forth comparative information as of January 31, 2002 with respect to the Class B and Class C shares indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum for the periods indicated.

	Data Calculated as of January 31, 2002
	(In thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares, for the period February 1, 1995 (commencement of operations) to January 31, 2002
Under NASD Rule as Adopted	$41,418	$2,580	$291	$2,871	$592	$2,279	$238
Under Distributor’s Voluntary Waiver Class C Shares, for the period February 1, 1995 (commencement of operations) to January 31, 2002	$41,418	$2,580	$216	$2,796	$592	$2,204	$238
Under NASD Rule as Adopted	$22,559	$1,409	$179	$1,588	$176	$1,142	$100

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)
Includes amounts attributable to exchanges from Summit are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(footnotes continued on next page)

(footnotes continued from previous page)

(4)
Consists of CDSC payments, distribution fee payments and accruals. See “Fund Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5)
Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

        Reference is made to “Account Choices—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund is required to redeem for cash all shares upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

        The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders.

        The value of shares of the Fund at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

        The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

        A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Fund’s Transfer Agent, Financial Data Services, Inc., PO Box 44062, Jacksonville, Florida 32232-4062. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Program or the Fund. A redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

        A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

        Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. Bank) has been collected for the purchase of such Fund shares, which will not usually exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

        The Fund also will repurchase its shares through a selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day.

        Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

        The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers may be higher or lower. Repurchases made through the Fund’s Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

Reinstatement Privilege—Class I and Class A Shares

        Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s financial advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

        Reference is made to “Account Choices—How Shares are Priced” in the Prospectus.

        The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

        The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares of the Fund generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

        Portfolio securities of the Fund that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors of the Program as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. When the Fund writes an option, the amount of the premium received is recorded on its books as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are generally valued at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Program. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Program.

        Generally, trading in non-U.S. securities as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation

of the Fund’s net asset value. If events occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith but the Board of Directors of the Fund.

Computation of Offering Price Per Share

        An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of the Fund based on the value of its estimated net assets and number of shares outstanding on January 31, 2002 is as follows:

	Class I	Class A	Class B	Class C
Net Assets	$4,700,486	$5,412,675	$47,935,930	$18,217,007
Number of Shares Outstanding	466,643	514,973	4,563,681	1,732,677
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 10.52	$ 10.51	$ 10.50	$ 10.51
Sales Charge (for Class I and Class A Shares: 4.00% of offering price (4.17% of net amount invested))*	.44	.44	**	**

Offering Price	$ 10.96	$ 10.95	$ 10.50	$ 10.51


*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

 PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

        Subject to policies established by the Directors of the Program, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and its clients, including the Fund. In return for such services, the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

        Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

        To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might use Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

        In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

        From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

        In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund and subject to best execution, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.


        Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

        The Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of each Fund are redeemable on a daily basis in U.S. Dollars, the Program intends to manage each Fund so as to give reasonable assurance that it will be able to obtain U.S. Dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Program’s portfolio strategies.

        During the fiscal years ended January 31, 2000, 2001, and 2002 the Fund did not pay any brokerage commissions.

        Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by nonaffiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

        Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

        The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates. For the fiscal year ended January 31, 2002 (the first fiscal year during which the exemption order was applicable) that affiliated entity received no securities lending agent fees from the Fund.

        Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Program in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Program and annual statements as to aggregate compensation will be provided to the Program. Securities may be held by, or be appropriate investments for, the Program as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

        The Board of Directors have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid to the Investment Adviser. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

        Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

        The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

        Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

        Shareholders considering transferring their Class I or Class A shares from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of Fund shares, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares.

        Shareholders interested in transferring their Class B or Class C shares from a selected dealer or financial intermediary and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

        Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

Exchange Privilege

        U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Mercury mutual funds and Summit, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I, Class A, Class B and Class C shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

        Exchanges of Class I and Class A Shares.    Under the Fund’s pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund.

        Exchanges of Class I or Class A shares outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit (“new Class I or Class A shares”) are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

        Exchanges of Class B and Class C Shares.    In addition, each of the funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Mercury mutual fund or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund (“new Mercury Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3.0% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of the new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund’s Class B shares to the four year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

        Exchanges for Shares of a Money Market Fund.    Class I and Class A shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of Affiliate-Advised Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Affiliate-Advised Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial advisor for further information.

        Prior to October 12, 1998, exchanges from the Fund and other MLIM/FAM-advised funds into a money market fund were directed to certain MLIM/FAM-advised money market funds other than Summit. Shareholders who exchanged MLIM/FAM-advised fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

        Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her financial advisor, who will advise the Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

        Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-888-763-2260. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. Shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

        Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “program”), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a program, shares that have been held for less than specified periods within such program may be subject to a fee based on the current value of such shares. These programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to program fees. Additional information regarding certain specific programs offered through particular selected dealers or financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such programs) is available in each such program’s client agreement and from the Transfer Agent at 1-888-763-2260.

Retirement and Educational Savings Plans

        Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from Merrill Lynch.

        Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed, as well. Investors considering participation in any retirement or education savings plans should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

        A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or financial intermediary or by mail directly to the Transfer Agent, acting as agent for such securities dealer or financial intermediaries. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected dealer or financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

        Dividends paid by the Fund may be taken in cash or automatically reinvested in shares of the Fund at net asset value without a sales charge. You should consult with your financial intermediary about which option you would like. If you choose the reinvestment option, dividends paid with respect to the Fund’s shares will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

        Shareholders may, at any time, by written notification to their selected dealer or financial intermediary if their account is maintained with a selected dealer or financial intermediary, or by written notification or by telephone (1-888-763-2260) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-888-763-2260). For other accounts, the shareholder should contact his or her financial advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

        A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Fund shares having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

        At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

        With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial advisor.

        Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

DIVIDENDS AND TAXES

Dividends

        The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

        For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund, see “Shareholder Services—Automatic Dividend Reinvestment Plan.” A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through his or her selected dealer may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Pricing of Shares—Determination of Net Asset Value.”

Taxes

        The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

        Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

        If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

        A loss realized on a sale or exchange of shares of the Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Ordinary income dividends paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. Withholding tax.

        Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to such Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

        The Fund may make investments that produce taxable income that is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include obligations that have original issue discount, accrue negative amortization or are subordinated in the mortgaged-backed or asset-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting deduction, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for treatment as a RIC at all times.

Tax Treatment of Options and Futures Transactions

        The Fund may write, purchase or sell options and futures. In general, unless an election is available to the Fund or an exception applies, options and futures contracts that are “Section 1256 Contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year (i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options and futures. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options and futures.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

        Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

        From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

        Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares but does not take into account taxes payable on dividends or on redemption.

        Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying to each dividend the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences.

        Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and non recurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

        The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

        Set forth in the tables below is total return information, before and after taxes, for the Class I, Class A, Class B and Class C shares of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

	Class I Shares	Class A Shares	Class B Shares	Class C Shares
	Average Annual Total Return (including maximum applicable sales charge)

One year ended January 31, 2002	2.62%	2.26%	2.10%	5.16%
Five years ended January 31, 2002	6.73%	6.45%	6.44%	6.74%
Inception (February 1, 1995) through January 31, 2002	7.65%	7.36%	7.41%	7.37%

	Class I Shares	Class A Shares	Class B Shares	Class C Shares
	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)
One year ended January 31, 2002	0.40%	0.15%	0.10%	3.18%
Five years ended January 31, 2002	3.96%	3.79%	3.95%	4.30%
Inception (February 1, 1995) through January 31, 2002	4.64%	4.46%	4.73%	4.71%

	Class I Shares	Class A Shares	Class B Shares	Class C Shares
	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charge)
One year ended January 31, 2002	1.54%	1.33%	1.24%	3.12%
Five years ended January 31, 2002	3.98%	3.81%	3.91%	4.18%
Inception (February 1, 1995) through January 31, 2002	4.60%	4.43%	4.61%	4.58%

        Total return figures are based on the Fund’s historical performance and are not included to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

        In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

        On occasion, the Fund may compare its performance to various indices including, among other things, the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or other published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar

Publications, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

        The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

        The Program was incorporated under Maryland law on May 12, 1994. As of the date of this Statement of Additional Information, the Program has an authorized capital of 200,000,000 shares of Common Stock, par value $0.10 per shares, of which 33,750,000 shares have been designated to the Fund as follows: 6,250,000 Class I shares, 6,250,000 Class A shares, 15,000,000 Class B shares and 6,250,000 Class C shares. The Board of Directors of the Program may classify and reclassify the shares of a Fund into additional classes of Common Stock at a future date.

        Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Program does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (I) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 10% of the outstanding shares of the Program. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Program and in the net assets of the Program on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

Independent Auditors

        Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Program. The independent auditors are responsible for auditing the annual financial statements of the Program.

Accounting Services Provider

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

        The Bank of New York, 5 Penn Plaza, New York, New York 10001-1810, (the “Custodian”) acts as the Custodian of the Program’s assets. Under its contract with the Program, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Program to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Program’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Program’s investments.

Transfer Agent

        Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account—How to Buy, Sell Transfer and Exchange Shares” in the Program.

Legal Counsel

        Snidely Austin Brown & Wood LAP, 875 Third Avenue New York, New York 10022-6225, is counsel for the Program and the Fund.

Reports to Shareholders

        The fiscal year of the Fund ends on January 31 of each year. The Fund sends to its shareholders at least semiannually reports showing its portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

        Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

        The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, DC, under the Securities Act and the Investment Company Act, to which reference is hereby made.

        Under a separate agreement, Mercury Advisors (“Mercury”) has granted the Fund the right to use the “Mercury” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund have granted Mercury under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Mercury.

        To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of any class of the stock of the Fund as of May 10, 2002:

Name	Address	Percent and Class
Merrill Lynch Trust Company* Trustee FBO Merrill Lynch	800 Scudders Mill Road Plainsboro, New Jersey 08536	23.46% of Class I

Bishop Institutional Advisors LLC	800 Scudders Mill Road Plainsboro, New Jersey 08536	13.47% of Class I

Knight Advisers, LLC	800 Scudders Mill Road Plainsboro, New Jersey 08536	10.40% of Class I

A. Delia, Inc.	800 Scudders Mill Road Plainsboro, New Jersey 08536	7.70% of Class I

Hudson View, LLC	800 Scudders Mill Road Plainsboro, New Jersey 08536	7.25% of Class I

Merrill Lynch Pierce, Fenner & Smith, Incorporated, Custodian FBO Arthur W. John IRRA	800 Scudders Mill Road Plainsboro, New Jersey 08536	13.53% of Class A

Name	Address	Percent and Class
Merrill Lynch Trust Company* Trustee FBO The Jones Company	800 Scudders Mill Road Plainsboro, New Jersey 08536	13.40% of Class A

Africare	800 Scudders Mill Road Plainsboro, New Jersey 08536	12.52% of Class A

Alliance of American Insurers Retirement Plan	800 Scudders Mill Road Plainsboro, New Jersey 08536	10.57% of Class A

Ram Group, Inc.	800 Scudders Mill Road Plainsboro, New Jersey 08536	10.15% of Class A

*	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

FINANCIAL STATEMENTS

        The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no additional charge by calling 1-888-673-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

CODE NO. 19097-05-02


PROSPECTUS        •     May 29, 2002

Mercury Growth Opportunity Fund

[GRAPHIC]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities And Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO] MERCURY FUNDS

PAGE
[GRAPHIC]
FUND FACTS

About the Mercury Growth Opportunity Fund	2

Risk/Return Bar Chart	4

Fees and Expenses	6

[GRAPHIC]
ABOUT THE DETAILS

How the Fund Invests	8

Investment Risks	9

Statement of Additional Information	16

[GRAPHIC]
ACCOUNT CHOICES

Pricing of Shares	17

How to Buy, Sell, Transfer and Exchange Shares	22

How Shares are Priced	27

Participation in Fee-Based Programs	27

Dividends and Taxes	28

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THE MANAGEMENT TEAM

Management of the Fund	30

Financial Highlights	31

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TO LEARN MORE

Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

[GRAPHIC] Fund Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Equity Securities — securities representing ownership of a corporation, including common stock, or securities on instruments whose price is linked to the value of securities that represent company ownership.

ABOUT THE MERCURY GROWTH OPPORTUNITY FUND

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long term capital growth.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities of growth companies. The Fund selects companies on the basis of their long term potential for expanding their earnings, profitability and size. The Fund also selects companies on the basis of their long term potential for gaining increased market recognition for their securities. The Fund does not select companies with the objective of providing current income. The Fund may also invest in securities issued by foreign entities and in securities denominated in currencies other than the U.S. dollar.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments—and therefore the value of Fund shares—may fluctuate. These changes may occur because particular stock markets in which the Fund invests are rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund’s investments goes down, you may lose money.

The Fund may invest in foreign securities. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. By concentrating in a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer have a greater impact on the Fund’s performance.

[GRAPHIC] Fund Facts

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are investing with long term goals, such as retirement or funding a child’s education

•	Want a professionally managed portfolio

•	Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

•	Are not looking for a significant amount of current income

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RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Mercury Class B shares for each complete calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the Fund’s average annual total return (before and after taxes) with a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                    [GRAPH]

                  1997         1998         1999        2000         2001
                 ------       ------       ------       ----         ----
                 27.19%       32.05%       32.45%       -8.03%       -20.24%

 During the period shown in the bar chart, the highest return for a quarter was 26.74% (quarter ended December 31, 1998) and the lowest return for a quarter was -14.96% (quarter ended March 31, 2001). The year-to-date return as of March 31, 2002 was -1.34%.

[GRAPHIC] Fund Facts

The table below compares the average annual total returns of the Fund’s shares with those of the S&P 500 Index and Lipper Growth Fund Index for the periods indicated. After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2001)	Class	One Year	Five Years	Since Inception

Mercury Growth Opportunity Fund Return Before Taxes*	I	-23.55%	10.33%	10.84	%†

Mercury Growth Opportunity Fund	A
Return Before Taxes*		-23.76%	10.04%	10.59	%†

Mercury Growth Opportunity Fund	B
Return Before Taxes*		-23.33%	10.02%	10.55	%†
Return After Taxes on Distributions*		-23.83%	8.13%	8.95	%†
Return After Taxes on Distributions and Sale of Fund Shares*		-13.73%	7.81%	8.39	%†

Mercury Growth Opportunity Fund	C
Return Before Taxes*		-21.00%	10.28%	10.63	%†

S&P 500 Index** (reflects no deduction for fees, expenses or taxes) Return for Past One and Five years and Since February 28, 1996.		-11.87%	10.70%	12.22%

Lipper Growth Fund Index*** (reflects no deduction for fees, expenses or taxes)
Return for Past One and Five Years and Since February 28, 1996.		-17.98%	8.52%	9.53%

*	Includes all applicable fees and sales charges.
**	The S&P 500®Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Parst Performance is not predictive of future performances.
***	Lipper Growth Fund Index is an equally weighted Index of the largest mutual funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. Past performance is not predictive of future performance.
†	Inception date is February 2, 1996.

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UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisors and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different Mercury classes of shares. Unless otherwise indicated, all references in this Prospectus to classes of the Fund’s shares are to the Mercury classes. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (Fees paid directly from your investment)(a):	Class I		Class A		Class B(b)		Class C

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25	%(c)	5.25	%(c)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	4.00	%(c)	1.00	%(c)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.65%		0.65%		0.65%		0.65%

Distribution and/or Service (12b-1) Fees(e)	None		0.25%		1.00%		1.00%

Other Expenses (including transfer agency fees)(f)	0.65%		0.66%		0.74%		0.77%

Total Annual Fund Operating Expenses	1.30%		1.56%		2.39%		2.42%

(a)	Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. See “How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

[GRAPHIC] Fund Facts

Example:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

	Class I	Class A	Class B		Class C

One Year	$ 650	$ 675	$ 642		$ 345

Three Years	$ 915	$ 992	$1,045		$ 755

Five Years	$1,200	$1,330	$1,475		$1,291

Ten Years	$2,010	$2,284	$2,540	*	$2,756

Expenses if you did not redeem your shares:

	Class I	Class A	Class B		Class C

One Year	$ 650	$ 675	$ 242		$ 245

Three Years	$ 915	$ 992	$ 745		$ 755

Five Years	$1,200	$1,330	$1,275		$1,291

Ten Years	$2,010	$2,284	$2,540	*	$2,756

*	Assumes conversion to Class A shares approximately eight years after purchase. See note (b) to the Fees and Expenses table on the previous page.

[GRAPHIC] About the Details

About the Portfolio Manager —  Lawrence R. Fuller is a Senior Vice President and the Portfolio Manager of the Fund. Mr. Fuller was a Vice President of the Investment Adviser from 1992 to 1997 and has been a First Vice President of the Investment Adviser since 1997.

Thomas E. Burke is an associate portfolio manager of the Fund. Mr. Burke has been a Director of an affiliate of the Investment Adviser since 1998 and was a Vice President thereof from 1994 to 1998.

About the Investment Adviser —The Fund is managed by Mercury Advisors.

HOW THE FUND INVESTS

The Fund’s investment objective is long term growth of capital. The Fund will try to achieve its investment objective by investing in a diversified portfolio primarily consisting of equity securities of U.S. companies. Equity securities consist of:

•	common stock

•	preferred stock

•	securities convertible into common stock

•	rights to subscribe for common stock

The Fund also can invest in non-convertible preferred stock and fixed income securities of growth companies during temporary periods if warranted by market or economic conditions. Normally, the Fund will invest at least 65% of its total assets in equity securities.

Fund management emphasizes growth companies which possess above-average growth rates in earnings, resulting from a variety of factors including, but not limited to, above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. Fund management believes that companies which possess above-average earnings growth frequently provide the prospect of above-average stock market returns, although such companies tend to have higher relative stock market valuation. The Fund may invest in companies of any size; however, emphasis will be given to companies having medium to large stock market capitalizations ($500 million or more). Fund management may also select growth companies on the basis of their long term potential for gaining increased market recognition. The Fund does not select companies with the objective of providing current income.

To analyze a security, Fund management focuses on the long range view of a company’s prospects including a fundamental analysis of:

•	company’s management
•	financial structure
•	product development
•	marketing ability
•	other relevant factors

Fund management’s fundamental analysis of a company does not guarantee successful results. Additionally, full realization of the market potential of aggressive growth companies takes time and, for this reason, the Fund should be considered a long term investment and not as a vehicle for seeking short term profits.

[GRAPHIC] About the Details

Fund management will select the percentages of the total portfolio invested in equity, fixed income and other types of securities based on its view of market or economic conditions. Fund management may consider general economic and financial trends in various industries, such as inflation, commodity prices, interest movements, estimates of growth in industrial output and profits, and government fiscal policies. Fund management will seek to allocate the Fund’s investments among the various types of securities in which the Fund may invest in a manner that it believes will best capitalize on the economic and financial trends that it perceives. There is no guarantee Fund management will be able to correctly forecast economic or financial trends or be able to select investments that will benefit from the trends it perceives.

The Fund may invest up to 20% of its total assets in equity securities of foreign issuers. There are no limits on the geographical allocations of these investments. Investments in American Depository Receipts are not subject to the 20% restriction.

The Fund will normally invest a portion of its assets in short term debt securities, such as commercial paper or Treasury bills. As a temporary measure for defensive purposes, the Fund may invest more heavily in these securities, without limitation. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long term investments, to reduce exposure to long term investments when management believes it is advisable to do so on a temporary basis, or to meet redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Short term investments may therefore limit the potential for the Fund to achieve its investment objective.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective, or that the Fund’s performance will be positive over any period of time.

The Fund’s principal risks include:

Market and Selection Risk — Market risk is the risk that a stock market in one or more countries in which the Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the

[GRAPHIC] About the Details

relevant indices or other funds with similar investment objectives and investment strategies.

Concentration Risk

The Fund is a non-diversified portfolio. By concentrating in a smaller number of investments, the Fund’s risk is increased because each investment has a greater effect on the Fund’s performance.

The Fund also may be subject, to a lesser extent, to the following general risks and to risks associated with investment strategies discussed below:

Foreign Market Risk

Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or

[GRAPHIC] About the Details

income back into the United States, or otherwise adversely affect the Fund’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk

Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. The risk, generally known as “currency risk,” means that a strong US dollar will reduce returns for US investors while a weak US dollar will increase those returns.

Convertibles

Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

•

Conversion and Call Risk — For some convertibles, the issuer can choose when to convert to common stock, or can “call” (redeem) the convertible security. An issuer may convert or call a convertible when it is disadvantageous for the Fund, causing the Fund to lose an opportunity for gain. For other convertibles, the Fund can choose when to convert the security to common stock or to put (sell) the convertible back to the issuer. Some convertibles may convert only under certain circumstances and carry the additional risk that conversion may never occur. Others may convert into a cash payment, which is generally based on the underlying stock’s value.

[GRAPHIC] About the Details

•	Synthetics — The Fund Manager may combine fixed income securities (fixed income components) with a right to acquire equities (convertibility component) to create synthetic convertible securities. Synthetic convertible securities provide the flexibility to create an investment that is not available in the market directly. The separate components of synthetic convertibles trade separately; each has its own trading market and value. The value of the synthetic convertible is the sum of the value of the fixed income and convertibility components. A synthetic convertible gives the Fund Manager the flexibility to create an investment that is not available in the market. However, because its components trade separately, often in different markets, the value of a synthetic convertible may respond differently to market movements and other events than a traditional convertible. The convertibility component in a synthetic convertible may be a warrant or option to purchase common stock at a set price (exercise price), or an option on a stock index. If the value of the underlying common stock or index falls below the exercise price, the warrant or option may lose all value.

Warrants

A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund can exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Small Cap and Emerging Growth Securities

Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and less predictable price changes than

[GRAPHIC] About the Details

securities of larger, more established companies. Investing in smaller and emerging growth companies requires a long term view.

Depositary Receipts

The Fund may invest in securities of foreign issuers in the form of Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Derivatives

The Fund may use derivative instruments including futures, forwards, options indexed securities and inverse securities. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund

•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in US dollar terms) of an investment

•	Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested

•	Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the

[GRAPHIC] About the Details

risk associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Indexed and Inverse Floater Securities

The Fund may invest in debt securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an index or interest rate. In general, inverse securities change in value in a manner that is opposite to most securities—that is, the return of inverse securities will decrease. Investments in indexed and inverse securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed and inverse securities may increase or decrease in value at a greater rate than the underlying index, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of other securities.

Covered Call Options

The Fund can sell covered call options, which are options that give the purchaser the right to require the Fund to sell a security owned by the Fund to the purchaser at a specified price within a limited time period. The Fund will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Fund will partially offset any losses on the underlying security. By writing a covered call option, however, the Fund limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

Short Term Trading

The Fund can buy and sell securities whenever it sees a market opportunity, and therefore the Fund may engage in short term trading. Short term trading may increase the Fund’s expenses and have tax consequences.

[GRAPHIC] About the Details

Repurchase Agreement Risk

The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreements.

When Issued Securities, Delayed Delivery Securities and Forward Commitments

When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Borrowing and Leverage

The Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowings may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments, options, warrants and reverse repurchase agreements.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on sale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to

[GRAPHIC] About the Details

predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities

Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending

The Fund may lend securities with a value not exceeding 33 1/3% of its assets to financial institutions that provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

[GRAPHIC] Account Choices

PRICING OF SHARES

The Fund offers four Mercury classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Unless otherwise indicated, all references in this Prospectus to classes of the Fund’s shares are to the Mercury classes. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class I or Class A shares, you generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares, you also pay out of Fund assets an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of the Investment Adviser.

[GRAPHIC] Account Choices

To better understand the pricing of the Fund’s shares, we have summarized the information below:

	Class I	Class A	Class B	Class C

Availability	Limited to certain investors including:	Generally available through selected	Generally available through selected	Generally available through selected
	• Current Class I shareholders • Certain Retirement Plans	securities dealers and other financial intermediaries.	securities dealers and other financial intermediaries.	securities dealers and other financial intermediaries.

• Participants in certain sponsored programs
• Certain affiliates of selected securities dealers and other financial intermediaries

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.

Conversion to Class A Shares?	No.	N/A	Yes, automatically after approximately eight years.	No.

[GRAPHIC] Account Choices

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in Mercury mutual funds.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13-month period. Certain restrictions apply.

Class I and A Shares — Initial Sales Charge Options

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class I or Class A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and Class A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or Class A shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates

•	Certain employer-sponsored retirement or savings plans

•	Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees of the Investment Adviser and its affiliates and employees or customers of selected dealers

[GRAPHIC] Account Choices

•	Certain fee-based programs managed by the Investment Adviser or its affiliates and other financial intermediaries that have agreements with the Distributor or its affiliates

•	Certain fee-based programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates

•	Purchases through certain financial advisers that meet and adhere to standards established by the Investment Adviser or its affiliates

•	Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares, including existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by the Investment Adviser or its affiliates. Your financial advisor or financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial advisor, selected securities dealer, or other financial intermediary or contact the Fund’s Transfer Agent at 1-888-763-2260.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial advisor, selected securities dealer or other financial intermediary who assists you in your decision in purchasing Fund shares.

[GRAPHIC] Account Choices

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0-1	4.00%

1-2	4.00%

2-3	3.00%

3-4	3.00%

4-5	2.00%

5-6	1.00%

6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend reinvestment are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. If you exchange your shares for the shares of another Mercury fund, the higher charge, if any, would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 [1] /2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers

•	Redemption in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates or in connection with involuntary termination of an account in which Fund shares are held

•	Redemption in connection with participation in certain fee-based programs managed by selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates

•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate

•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

[GRAPHIC] Account Choices

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule.

The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial advisor, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial advisor or financial intermediary may help you with this decision. The Fund does not issue share certificates.

[GRAPHIC] Account Choices

Because of the high costs of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

[GRAPHIC] Account Choices

If You Want To	Your Choices	Information Important For You To Know

Buy Shares	First, select the share class appropriate for you	Please refer to the pricing of shares table on page 18. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
• $500 for certain fee-based programs
• $100 for retirement plans

(The minimum for initial investments may be waived or reduced under certain circumstances.)

Have your financial advisor, securities dealer or financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Generally, any purchase orders placed prior to the close of business on the New York Stock Exchange
(generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

	Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Selected securities dealers or financial intermediaries may charge a fee to process a purchase. For example, the fee charged by Merrill Lynch,
Pierce, Fenner & Smith Incorporated is currently $5.35. The fees charged by other securities dealers or financial intermediaries may be higher or lower.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-888-763-2260 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $100 for all accounts except:
• $50 for certain fee-based programs
• $1 for retirement plans

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your securities dealer or other financial intermediary. The current minimum for such automatic investments is $100. The minimum may be waived or revised under certain circumstances.

[GRAPHIC] Account Choices

If You Want To	Your Choices	Information Important For You To Know

Transfer Shares to Another Securities Dealer or Financial Intermediary	Transfer to a participating securities dealer or financial intermediary	You may transfer your Fund shares to another securities dealer or other financial intermediary if authorized agreements are in place between the Distributor and the transferring securities dealer or financial intermediary and the Distributor and the receiving securities dealer or other financial intermediary. Certain shareholder services may not be available for all transferred shares. You may only purchase additional shares of a fund previously owned before transfer. All future trading of these shares must be coordinated by the receiving securities dealer or other financial intermediary.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares	Have your financial advisor, securities dealer or financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. Generally, for your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange
(generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission or orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Certain securities dealers or financial intermediaries may charge a fee in connection with a sale of shares. For example, Merrill Lynch, Pierce,
Fenner & Smith Incorporated currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent. The fees charged by other securities dealers or financial intermediaries may be higher or lower.
The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the
Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. The Transfer
Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at
1-888-763-2260 for details.

[GRAPHIC] Account Choices

If You Want To	Your Choices	Information Important For You To Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can generally arrange through your selected dealer or financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends automatically reinvested.

For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your financial advisor, securities dealer or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your Mercury class shares of the Fund for shares of other Mercury mutual funds or for shares of the Summit Cash Reserves Fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another Mercury fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and you are not eligible to buy Class I shares), you will exchange into Class A shares. If you own Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or Class C shares can be exchanged for Class B shares of Summit.

Some of the Mercury mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when determining the holding period for a conversion from Class B to Class A shares.

To exercise the exchange privilege contact your financial advisor, selected securities dealer or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Mercury funds, and accounts under common ownership or control.

[GRAPHIC] Account Choices

Net Asset Value — the market value in US dollars of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open after the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Funds may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem Fund shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by the Investment Adviser, an affiliate of the Investment Adviser, selected securities dealers or other financial intermediaries that have an agreement with the Distributor or its affiliates, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to

[GRAPHIC] Account Choices

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund’s shares or into the Summit Fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund distributes at least annually any net investment income and any net realized capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer that has an agreement with the Fund, contact your financial advisor about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates, depending, in part, on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies.

[GRAPHIC] Account Choices

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

[GRAPHIC] The Management Team

MANAGEMENT OF THE FUND

Fund Asset Management, L.P., doing business as Mercury Advisors, the Fund’s Investment Adviser, manages the Fund’s investments under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Funds Asset Management UK, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 0.65% of the average daily net assets of the Fund.

Mercury Advisors was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Funds Asset Management UK was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. Mercury Advisors and its affiliates had approximately $517 billion in investment company and other portfolio assets under management as of March 2002.

[GRAPHIC] The Management Team

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report which is available upon request.

	Class I†					Class A†
Increase (Decrease) in Net Asset Value:	For the Year Ended January 31,					For the Year Ended January 31,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$17.49	$22.01	$18.53	$13.42	$11.79	$17.45	$ 21.93	$18.51	$13.42	$11.78

Investment loss — net**	(.05)	(.05)	(.01)	(.06)	(.07)	(.08)	(.12)	(.07)	(.10)	(.11)

Realized and unrealized gain (loss) on investments and foreign currency transactions— net	(3.32)	(1.64)	4.58	5.63	2.83	(3.33)	(1.61)	4.58	5.62	2.84

Total from investment operations	(3.37)	(1.69)	4.57	5.57	2.76	(3.41)	(1.73)	4.51	5.52	2.73

Less distributions from realized gain on investments — net	(.43)	(2.83)	(1.09)	(.46)	(1.13)	(.43)	(2.75)	(1.09)	(.43)	(1.09)

Net asset value, end of year	$13.69	$17.49	$22.01	$18.53	$13.42	$13.61	$ 17.45	$21.93	$18.51	$13.42

Total Investment Return:*

Based on net asset value per share	(19.27%)	(8.37%)	25.11%	42.02%	23.52%	(19.55%)	(8.57%)	24.80%	41.59%	23.30%

Ratios to Average Net Assets:

Expenses	1.30%	1.31%	1.36%	1.56%	1.98%	1.56%	1.55%	1.62%	1.80%	2.23%

Investment loss — net	(.33%)	(.25%)	(.07%)	(.39%)	(.55%)	(.58%)	(.55%)	(.34%)	(.64%)	(.80%)

Supplemental Data:

Net assets, end of year (in thousands)	$2,550	$2,142	$ 939	$ 582	$ 207	$11,847	$10,515	$7,659	$3,700	$1,612

Portfolio turnover	131.76%	100.88%	81.27%	40.59%	60.24%	131.76%	100.88%	81.27%	40.59%	60.24%

*	Total investment returns exclude the effects of sales charges.
**	Based on average shares outstanding.
†	Prior to April 3, 2000, Class I shares were designated as Class A shares, and Class A shares were designated as Class D shares.

[GRAPHIC] The Management Team

FINANCIAL HIGHLIGHTS (CONCLUDED)

	Class B					Class C
	For the Year Ended January 31,					For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$17.13	$ 21.44	$ 18.26	$ 13.27	$ 11.68	$17.09	$ 21.40	$ 18.24	$ 13.26	$ 11.67

Investment loss — net†	(.20)	(.30)	(.22)	(.23)	(.22)	(.20)	(.30)	(.23)	(.24)	(.23)

Realized and unrealized gain (loss) on investments and foreign currency transactions— net	(3.25)	(1.56)	4.48	5.54	2.80	(3.25)	(1.56)	4.47	5.55	2.81

Total from investment operations	(3.45)	(1.86)	4.26	5.31	2.58	(3.45)	(1.86)	4.24	5.31	2.58

Less distributions from realized gain on investments — net	(.43)	(2.45)	(1.08)	(.32)	(.99)	(.43)	(2.45)	(1.08)	(.33)	(.99)

Net asset value, end of year	$13.25	$ 17.13	$ 21.44	$ 18.26	$ 13.27	$13.21	$ 17.09	$ 21.40	$ 18.24	$ 13.26

Total Investment Return:*

Based on net asset value per share	(20.16%)	(9.31%)	23.76%	40.41%	22.16%	(20.20%)	(9.34%)	23.68%	40.39%	22.17%

Ratios to Average Net Assets:

Expenses	2.39%	2.36%	2.45%	2.66%	3.09%	2.42%	2.38%	2.48%	2.71%	3.14%

Investment loss — net	(1.42%)	(1.38%)	(1.16%)	(1.50%)	(1.66%)	(1.44%)	(1.41%)	(1.20%)	(1.55%)	(1.71%)

Supplemental Data:

Net assets, end of year (in thousands)	$85,072	$109,589	$115,216	$69,601	$25,752	$55,039	$69,476	$72,650	$40,710	$13,059

Portfolio turnover	131.76%	100.88%	81.27%	40.59%	60.24%	131.76%	100.88%	81.27%	40.59%	60.24%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

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Fund

Mercury Growth Opportunity Fund
of The Asset Program, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(866-MERCURY)

Investment Adviser

Mercury Advisors
Administrative Offices:
800 Shudders Mill Road
Plainsboro, New Jersey 08536

Mailing Address:
P.O. Box 9011
Princeton, New Jersey 08543-9011

Sub-Adviser

Funds Asset Management, UK
33 King William Street
London, England
EC4 R9AS

Transfer Agent

Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Mailing Address:
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888-763-2260)

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1008

Distributor

FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

Custodian

The Bank of New York
5 Penn Plaza
New York, New York 10001-1810

Counsel

Sidley Austin Brown & Wood LLP
875 Third Avenue
New York, New York 10022-6225

Accounting Services Provider

State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

[GRAPHIC]

To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Fund’s Annual Report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial advisor, or other financial intermediary, or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial advisor or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062 or by calling 1-888-763-2260.

Contact your financial advisor or other financial intermediary, or contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information in this Prospectus.

	Investment Company Act File #811-7177. Code #MF-18471-05-02 © Fund Asset Management, L.P.

[LOGO] MERCURY FUNDS

800 Scudders Mill Road Plainsboro, New Jersey 08536 866-MERCURY FAM Distributors, Inc. Member NASD www.mercuryfunds.com

STATEMENT OF ADDITIONAL INFORMATION

Mercury Growth Opportunity Fund

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (888) 763-2260

        The Mercury Growth Opportunity Fund (the “Fund”) is a series of The Asset Program, Inc. (the “Program”), a professionally-managed open-end management investment company organized as a Maryland corporation. The Fund seeks growth of capital and, secondarily, income by investing in a portfolio of equity securities placing principal emphasis on those securities which management of the Fund believes to be undervalued. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”

        The Fund also offers Merrill Lynch classes of shares by a separate prospectus and statement of additional information and does business as Merrill Lynch Growth Opportunity Fund in offering Merrill Lynch classes of shares.

        The Fund offers four Mercury classes of shares, each with a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Unless otherwise indicated, all references in this Statement of Additional Information to classes of the Fund’s shares are to the Mercury classes. See “Purchase of Shares.”

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated May 29, 2002 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Fund at 1-888-763-2260 or your financial advisor, or by writing to the address listed above. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to the Fund’s 2002 Annual Report to shareholders. You may request a copy of the Annual Report or the Prospectus at no charge by calling 1-888-763-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Mercury Advisors — Investment Adviser
FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is May 29, 2002.

INVESTMENT OBJECTIVE AND POLICIES

        The Mercury Growth Opportunity Fund seeks long term growth of capital. The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings. The investment objective of the Fund set forth in the first sentence of this paragraph is a fundamental policy of the Fund that may not be changed without approval of a majority of the Fund’s outstanding voting securities.

        The Fund will give particular emphasis to companies which possess above-average growth rates in earnings, resulting from a variety of factors including, but not limited to, above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. Fund management believes that companies which possess above-average earnings growth frequently provide the prospect of above-average stock market returns, although such companies tend to have higher relative stock market valuations. Emphasis also will be given to companies having medium to large stock market capitalizations ($500 million or more).

        Investment emphasis will be on equities, primarily common stocks and, to a lesser extent, securities convertible into common stocks. The Fund also may invest in nonconvertible preferred stocks and debt securities during temporary periods as market or economic conditions may warrant. Up to 5% of the Fund’s total assets may be invested in debt securities rated below investment grade (i.e., Ba or lower by Moody’s or BB or lower by Standard & Poor’s or Fitch), or which possess, in the judgment of the Investment Adviser, similar credit characteristics. See “Debt Securities—Credit Quality.”

        The Fund may invest up to 20% of its total assets in equity securities of foreign issuers with the foregoing characteristics. Except as otherwise set forth herein, there are no prescribed limits on the geographical allocation of the Fund’s assets. (Purchases of American Depositary Receipts (“ADRs”), however, will not be subject to this restriction.) The Fund may invest in securities of foreign issuers in the form of ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically used by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

        The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund’s investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Code. See “Dividends and Taxes”. To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer. A fund which elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of another diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

        For purposes of the diversification requirements set forth above with respect to regulated investment companies, and to the extent required by the Commission, the Fund, as a non-fundamental policy, will consider securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

Equity Securities

        The Fund will, except during temporary periods as market or economic conditions may warrant, maintain at least 65% of its total assets invested in equity securities. In purchasing equity securities for the Fund, Fund Asset Management, L.P., doing business as Mercury Advisors (the “Investment Adviser”) will seek to identify the securities of companies and industry sectors which are expected to provide high total return relative to alternative equity investments. The Fund generally will seek to invest in securities the Investment Adviser believes to be undervalued. Undervalued issues include securities selling at a discount from the price-to-book value ratios and price-earnings ratios computed with respect to the relevant stock market averages. The Fund also may consider as undervalued securities selling at a discount from their historic price-to-book value or price-earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities’ historic yields may also be considered to be undervalued. The Fund may also invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Investment Adviser will seek to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets.

        Investment in the securities of small and emerging growth companies involves greater risk than investment in larger, more established companies. Such risks include the fact that securities of small or emerging growth companies may be subject to more abrupt or erratic market movements that larger, more established companies or the market average in general. Also, these companies may have limited products lines, markets or financial resources, or they may be dependent on a limited management group.

        There may be periods when market and economic conditions exist that favor certain types of tangible assets as compared to other types of investments.

Debt Securities

        The Fund may invest up to 5% of its total assets in debt securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. This risk is minimized to the extent the Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

        Portfolio Maturity.    The portion of the Fund invested in debt securities is not limited as to the maturities of its portfolio investments. The Investment Adviser may adjust the average maturity of the Fund’s investments from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity of the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

        Credit Quality.    The Fund is authorized to invest up to 5% of its total assets in fixed income securities rated below Ba by Moody’s or BB by Standard & Poor’s or Fitch or in unrated securities which, in the Investment Adviser’s judgment, possess similar credit characteristics (“high yield bonds”). Investment in high yield bonds (which are sometimes referred to as “junk” bonds) involves substantial risk. Investments in high yield bonds will be made only when, in the judgment of the Investment Adviser, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. Securities rated BB or lower by Standard & Poor’s or Fitch or Ba or lower by Moody’s are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although high yield bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. The Fund will not invest in debt securities in the lowest rating categories (CC or lower for Standard & Poor’s or Fitch or Ca or lower for Moody’s) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. See Appendix—“Long Term and Short Term Obligation Ratings” for additional information regarding high yield bonds.

        High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions. High yield bonds frequently are junior obligations of their issuers, so that in the event of the issuer’s bankruptcy, claims of the holders of high yield bonds will be satisfied only after satisfaction of the claims of senior security holders. While the high yield bonds in which the portfolios may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

        High yield bonds tend to be more volatile than higher rated fixed income securities so that adverse economic events may have a greater impact on the prices of high yield bonds than on higher rated fixed income securities. Like higher rated fixed income securities, high yield bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield bond market which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its high yield bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s securities than in the case of securities trading in a more liquid market.

Foreign Securities

        The Fund may invest up to 20% of its total assets in companies located in countries other than the United States. As a result, the Fund’s investments may include companies organized, traded or having substantial operations outside the United States. This may expose the Fund to risks associated with foreign investments. Foreign investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other U.S. or non-U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial and social factors. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investment in those countries. In addition, certain investments may be subject to non-U.S. withholding taxes.

        International Investing in Countries with Smaller Capital Markets.    The risks associated with investments in foreign securities discussed above are often heightened for investments in small capital markets.

        There may be less publicly available information about an issuer in a smaller capital market than would be available about a U.S. company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price-earnings ratios, as used in the United States, may not be applicable in certain capital markets.

        Smaller capital markets, while often growing in trading volume, typically have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund’s incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement problems could result in temporary periods when Fund assets are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there are in the United States.

        As a result, Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Fund management, have had no or limited prior experience.

         Investments in Securities Denominated in Foreign Currencies.     The Fund may invest in securities denominated in currencies other than the U.S. dollar. In selecting securities denominated in foreign currencies, the Investment Adviser will consider, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Fund of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Investment Adviser may seek to hedge all or a portion of the Fund’s foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon or derivative securities. See “Indexed and Inverse Floating Rate Securities,” and —“Options and Futures Transactions” below.

Derivatives

        The Fund may use instruments referred to as Derivatives. Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

        Hedging.    The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

        The Fund may use the following types of derivative investments and trading strategies:

        Indexed and Inverse Floating Rate Securities.     The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk, and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes, to increase return or to vary the degree of portfolio leverage relatively efficiently under different market conditions. When used for hedging purposes, indexed and inverse securities involve correlation risk. Indexed and inverse securities are currently issued by a number of U.S. governmental agencies such as FHLMC and FNMA, as well as a number of other financial institutions. To the extent the Fund invests in such instruments, under current market conditions, it most likely will purchase indexed and inverse securities issued by the above-mentioned U.S. governmental agencies.

        Options and Futures Transactions.     The Fund may engage in various portfolio strategies to seek to increase its return through the use of listed or over-the-counter (“OTC”) options on its portfolio securities and to hedge its portfolio against adverse movements in the markets in which it invests. The Fund is authorized to write (i.e., sell) covered put and call options on its portfolio securities or securities in which it anticipates investing and purchase put and call options on securities. In addition, the Fund may engage in transactions in stock index options, stock index futures and related options on such futures and may deal in forward foreign exchange transactions and foreign currency options and futures and related options on such futures. Each of these portfolio strategies is described in more detail below. Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will (i) write only covered options on portfolio securities or securities in which they anticipate investing and (ii) engage in other options and futures transactions only for hedging purposes, the options and portfolio strategies of the Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, its net asset value will fluctuate. There can be no assurance that the Fund’s hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity or debt markets, interest rates or currency exchange rates occur.

        Writing Covered Options.    The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where a Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Fund may not write covered options on underlying securities exceeding 15% of its total assets.

        The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund’s return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

        Purchasing Options.    The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

        Stock Index Options.    The Fund is authorized to engage in transactions in stock index options. The Fund may purchase or write put and call options on stock indexes to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indexes are similar to options on securities, except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, e.g., the Standard & Poor’s Composite 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.

        Stock Index Futures and Interest Futures Contracts.    The Fund may purchase and sell stock index futures contracts and the interest rate futures contracts, as a hedge against adverse changes in the market value of portfolio securities, as described below. Stock index futures contracts and interest rate futures contracts are herein together referred to as “futures contracts.”

        A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a financial instrument for a set price on a future date. The terms of a futures contract require either actual delivery of the financial instrument underlying the contract or, in the case of a stock index futures contract, a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities it invests; the Fund may invest in interest rate futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in futures contracts are subject to limitations as described below under “Restrictions on the Use of Futures Transactions.”

        The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant advance, it may purchase futures in order to gain rapid market exposure. This technique generally will allow the Fund to gain exposure to a market in a manner which is more efficient than purchasing individual securities and may in part or entirely offset increases in the cost of securities in such market that the Fund ultimately purchases. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Program does not consider purchases of futures contracts by the Fund to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

        The Fund also has authority to purchase and write call and put options on futures contracts and stock indexes and in connection with its hedging (including anticipatory hedging) activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts or stock indexes rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts or stock indexes, as a substitute for the purchase of such futures contract to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

        The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options are two-party contracts with prices and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

        Foreign Currency Hedging.    The Fund is authorized to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. Foreign currency hedging is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

        Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange.

        Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

        The Fund also is authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Investment Adviser believes that “straddles” of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

        Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund is limited regarding potential net liabilities from foreign currency options, futures or related options to no more than 20% of its total assets.

        Restrictions on the Use of Futures Transactions.    Regulations of the Commodity Futures Trading Commission (the “CFTC”) applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a “commodity pool” as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund’s holdings, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account in the name of the Fund with the Fund’s custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

        Restrictions on OTC Options.    The Fund may engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceed 15% (10% to the extent required by certain state laws) of the total assets of the Fund taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money”) (i.e., current market value of the underlying security minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of its shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

        Risk Factors in Options and Futures Transactions.    Utilization of options and futures transactions to hedge the Fund involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.

        The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Investment Adviser believes the Fund can receive in each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

        The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Portfolio’s holdings.

        All options referred to herein and in the Fund’s Prospectus are options issued by the Options Clearing Corporation (the “Clearing Corporation”) which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange (“NYSE”). An option gives the purchaser of the option the right to buy, and obligates the writer (seller) to sell the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Program receives a premium, which is the price of such option on the exchange on which it is traded. The exercise price of the option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

        The writer may terminate its obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if management believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

Convertible Securities

        Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Investment Adviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

        The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

        In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

        Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

        Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

        To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

        Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

        As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Adviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

Other Investment Policies and Practices

        Fixed Income Securities.    The Fund is authorized to invest in fixed income securities. To the extent the Fund invests in fixed income securities, the net asset value of its shares will be affected by changes in the general level of interest rates. Typically, when interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise typically the value of a portfolio of fixed income securities can be expected to decline.

        Temporary Investments.    For temporary or defensive purposes or in anticipation of redemptions, the Fund is authorized to invest up to 100% of its assets in money market instruments (short term, high quality debt instruments), including obligations of or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized rating agency or other fixed income securities deemed by the Investment Adviser to be consistent with the objectives of the Fund, or the Fund may hold its assets in cash. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks (“Eurodollar” obligations) or U.S. branches of foreign banks (“Yankeedollar” obligations). Except during extraordinary periods, the Fund would not expect that such securities or cash held for redemptions would exceed 20% of its total assets.

        Borrowing and Leverage.   The Fund may borrow up to 33 1 /3% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The Fund will not purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

        Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

        The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

        When Issued Securities, Delayed Delivery Securities and Forward Commitments.    The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

        There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

        Warrants.  The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

        Standby Commitment Agreements.    The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

        There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

        The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

        Repurchase Agreements and Purchase and Sale Contracts.    The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover sort periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

        A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s total assets.

        Securities Lending.    The Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy and it may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loan from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss in the event of losses on investments made with cash collateral or, in the event of borrower default, where the value of the collateral falls below the market value of the borrowed securities. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Fund as lending agent. See “Portfolio Transactions and Brokerage.”

        Illiquid or Restricted Securities.    The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

        The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

        144A Securities.    The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Suitability

        The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on growth securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend on, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in growth securities, including the risk of loss of principal.

Non-Diversified Status

        The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund’s investments are limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes.” To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Investment Restrictions

        The Program has adopted the following restrictions and policies relating to the investment of the Fund’s assets and its activities. The fundamental restrictions set forth below may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value.

        The Fund may not:

1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

2. Make investments for the purpose of exercising control or management.

        3.  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

        4.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

        6.  Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1 /3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies. The Fund will not purchase securities while borrowings exceed 5% of its assets. The Fund has no present intention to borrow money in amounts exceeding 5% of its assets.

7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

        8.  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        Additional investment restrictions adopted by the Fund that may be changed by the Program’s Board of Directors without shareholder approval, provide that the Fund may not:

        (a)  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Program.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

        (c)  Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Program have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Program’s Board of Directors are not subject to the limitations set forth in this investment restriction.

        (d)  Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as redemption of Fund shares. The Fund will not purchase securities while borrowing exceeds 5% (taken at market value) of its total assets.

        Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceeds 15% of the net assets of the Fund taken at market value, together with all other Fund assets that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors without the approval of the shareholders. However, the Directors will not change or modify this policy prior to the change or modification by the Commission staff of its position.

        Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

        While the Fund generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to holding period if, in Fund management’s judgement, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. See “Dividends and Taxes — Taxes.”

MANAGEMENT OF THE PROGRAM

Directors and Officers

         The Directors of the Program consist of nine individuals, eight of whom are not “interested persons” of the Program as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

         Each non-interested Director is a member of the Program’s Audit Committee (“Audit Committee”). The principal responsibilities of the Committee are to (i) recommend to the board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Program’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Board of the Program has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties.

Biographical Information.   Certain biographical and other information relating to the non-interested Directors of the Program is set forth below, including their ages, their principal occupations for at least the last five years, the length of the time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), (“MLIM/FAM-Advised Funds”) and other public directorships.

Name, Address and Age	Position(s) Held with Program	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
James H. Bodurtha (58) 36 Popponesset Road Cotuit, Massachusetts 02635	Director	Director since 2002

Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

				53 registered investment companies consisting of 74 portfolios	None

Joe Grills (67) P.O. Box 98 Rapidan, Virginia 22733	Director	Director since 1994

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the

				56 registered investment companies consisting of 77 portfolios	Kimco Realty Corporation

Name, Address and Age	Position(s) Held with Program	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Joe Grills (continued)

Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

André F. Perold (50) Morgan Hall Soldiers Field Boston, Massachusetts 02163	Director	Director since 2002

Harvard Business School: George Gund Professor of Finance and Banking since 2000; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Sanlam Limited since 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.

				53 registered investment companies consisting of 74 portfolios	None

Roberta Cooper Ramo (59) P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87107	Director	Director since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

				53 registered investment companies consisting of 74 portfolios	None

Robert S. Salomon, Jr. (65) 106 Dolphin Cove Quay Stamford, Connecticut 06902	Director	Director since 1995

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.

				56 registered investment companies consisting of 77 portfolios	None

Name, Address and Age	Position(s) Held with Program	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Melvin R. Seiden (71) 780 Third Avenue, Suite 2502, New York, New York 10017	Director	Director since 1994	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	56 registered investment companies consisting of 77 portfolios	None

Stephen B. Swensrud (68) 88 Broad Street, 2nd Floor Boston, Massachusetts 02110	Director	Director since 1994

Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.

				56 registered investment companies consisting of 77 portfolios	None

*
Each Director serves until his or her successor is elected or qualified, or until his or her death or resignation, or removal as provided in the Program’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

     Certain biographical and other information relating to the Director who is an “interested person” as defined in the Investment Company Act, and other officers of the Program is set forth below:

Name, Address† and Age	Position(s) Held with Program	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Terry K. Glenn (61)††	Director and President	President* and Director** since 1999	Chairman (Americas Region) of MLIM and FAM since 2000, Executive Vice President of FAM and MLIM (which terms as used herein, include their corporate predecessors) since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988; Director of Financial Data Services, Inc. since 1985.	127 registered investment companies consisting of 184 portfolios	None

R. Elise Baum (42)	Senior Vice President and Portfolio Manager	Senior Vice President and Portfolio Manager since 2000***	First Vice President of MLIM since 1999; Director of MLIM from 1997 to 1999; Vice President of the MLIM from 1995 to 1997.	1 registered investment company consisting of 3 portfolios	None

Donald C. Burke (41)	Vice President and Treasurer	Vice President since 1994 and Treasurer since 1999***

First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

				128 registered investment companies consisting of 185] portfolios	None

Name, Address† and Age	Position(s) Held with Program	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Robert C. Doll, Jr. (47)	Senior Vice President	Senior Vice President since 1999***

President of FAM and MLIM since 2001; Co-head (Americas Region) of FAM and MLIM from 2000 to 2002; Director of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				51 registered investment companies consisting of 75 portfolios	None

Lawrence R. Fuller (61)	Senior Vice President and Portfolio Manager	Senior Vice President since 1998 and Portfolio Manager since [ ]***	First Vice President of MLIM since 1997 and Vice President thereof from 1992 to 1997.	3 registered investment companies consisting of 7 portfolios	None

Teresa Giacino (39)	Vice President and Portfolio Manager	Senior Vice President since 2002 and Portfolio Manager since 2001**	Vice President of MLIM since 1992.	1 registered investment company consisting of 3 portfolios	None

Frank Viola (37)	Senior Vice President Portfolio Manager	Senior Vice President since 2000 and Portfolio Manager since 2001**	Director of MLIM since 1997 and a Portfolio Manager thereof since 1997; Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and Vice President of Merrill Lynch Capital Markets from 1993 to 1996.	5 registered investment companies consisting of 5 portfolios	None

Susan B. Baker (44)	Secretary	Secretary since 2001***	Director (Legal Advisory) of MLIM since 1999 and Vice President thereof from 1993 to 1999; attorney associated with MLIM since 1987.	45 registered investment companies consisting of 53 portfolios	None

†	The address for Mr. Glenn and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Program based on his positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators.
*	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.
**
Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Program’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

***	Elected by and serves at the pleasure of the Board of Directors of the Program.

       Share Ownership.   Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2001 is set forth in the chart below:

Name	Aggregate Dollar Range of Equity in the Program	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Directors:
Terry K. Glenn	None	Over $100,000
Non-Interested Directors:
James H. Bodurtha	None	$50,001 - $100,000
Joe Grills	None	Over $100,000
Herbert I. London	None	$50,001 - $100,000
André F. Perold	None	Over $100,000
Roberta Cooper Ramo	None	None
Melvin R. Seiden	None	$1 - $10,000
Robert S. Salomon, Jr.	None	None
Stephen B. Swensrud	None	None

              As of May 10, 2002, the Directors and officers of the Program as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Glenn, a Director and officer of the Program, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”).  As of December 31, 2001, none of the non-interested Directors of the Program nor any of their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

        The Program pays each non-interested Director, for service to the Program, a fee of $1,300 per year plus $300 per in-person meeting attended, together with such individual’s actual out-of-pocket expenses relating to attendance at meetings. The Program also compensates members of the Audit Committee, which consists of all of the non-affiliated Directors at the rate of $1,300 annually for service to the Program plus $300 per Committee meeting attended. The Committee met four times during the fiscal year ended January 31, 2002.

        The following table sets forth the compensation earned by the non-interested Directors for the fiscal year ended January 31, 2002 and the aggregate compensation paid to them by MLIM/FAM-Advised Funds for the calendar year ended December 31, 2001.

Name	Position with Program	Compensation from Program	Pension or Retirement Benefits Accrued as Part of Program Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Program and Other MLIM/FAM-Advised Funds
James H. Bodurtha*	Director	None	None	None	$160,000
Joe Grills	Director	$9,167	None	None	$259,500
Herbert I. London*	Director	None	None	None	$160,000
André F. Perold*	Director	None	None	None	$160,000
Roberta Cooper Ramo*	Director	None	None	None	$160,000
Robert S. Salomon, Jr.	Director	$9,167	None	None	$222,000
Melvin R. Seiden	Director	$9,167	None	None	$222,000
Stephen B. Swensrud	Director	$9,167	None	None	$406,083

*	Ms. Ramo and Messrs. Bodurtha, London and Perold were elected to serve as Directors of the Program on April 15, 2002.

        The Directors of the Program may be eligible for reduced sales charges on purchases of Class I shares. See “Purchase of Shares—Reduced Initial Sales Charges—Purchase Privileges of Certain Persons.”

Management and Advisory Arrangements

        Investment Advisory Services.    The Investment Adviser provides the Program with investment advisory and management services with respect to the Fund. Subject to the supervision of the Board of Directors, the Investment Adviser

is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Program.

        Investment Advisory Fee.    As compensation for its services to the Fund, the Investment Adviser will receive a fee at the annual rate of 0.65% of the average daily net assets of the Fund.

        Prior to April 3, 2000, Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Investment Adviser under common control and management as the Investment Adviser, acted as investment adviser to the Fund. The table below sets forth for the periods indicated the total advisory fee paid by the Fund to MLIM.

For the fiscal year ended January 31,	Fee Amount($)
2002	$1,055,233
2001	$1,354,477
2000	$ 992,233

        The Investment Adviser has also entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited, doing business as Funds Asset Management UK (“FAM UK”), pursuant to which the Investment Adviser pays FAM UK a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and FAM UK but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. MLIM, which served as investment adviser to the Fund prior to April 3, 2000, paid no fees to FAM UK under its sub-advisory agreement for the fiscal year ended January 31, 2000, and for the period from February 1, 2000 to April 2, 2000. For the period from April 3, 2000 to January 31, 2001, and for the fiscal year ended January 31, 2002, the Investment Adviser paid no fees to FAM UK pursuant to the Sub-Advisory Agreement.

        Payment of Program Expenses.    The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor; charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Program on behalf of the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Investment Adviser for the cost of other accounting services. The Distributor will pay certain promotional expenses of the Program incurred in connection with the offering of shares of the Program. Certain expenses will be financed by the Program pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares—Distribution Plans.”

        Organization of the Investment Adviser.    Fund Asset Management, L.P., doing business as Mercury Advisors, is the Fund’s Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

        The following entities may be considered “controlling persons” of FAM UK: Merrill Lynch Europe PLC (FAM UK’s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

        Duration and Termination.    Unless earlier terminated as described herein, the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund will continue in effect from year to year if approved annually (a) by the Directors of the Program or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

        At a meeting of the Board of Directors held on April 10, 2002, the Board approved the continuation of the Fund’s Investment Advisory Agreement for an additional year. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the fund by the Investment Adviser and its affiliated under other agreement, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services under the Investment Advisory Agreement and the Investment Adviser’s profitability under the Investment Advisory Agreement, but also compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Fund. The Directors also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Fund brokerage in a “soft dollar” arrangement. In connection with its consideration of the Investment Advisory Agreement, the Board also compared the Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund’s assets. The Board also reviewed materials supplied by Fund counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act and state law.

        Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Directors concluded that it was satisfied with the nature and quality of the services provided by the Investment Adviser to the Fund and that the investment advisory fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted the non-interested Directors in their deliberations.

        Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Program’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays between $16.00 and $20.00 for each Class I or Class A shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.


        The table below sets forth information about the total amounts paid by the Fund to the Transfer Agent for the periods indicated.

Fiscal Year Ended January 31,	Transfer Agent Fee*
2002	$806,873
2001	$848,773
2000	$797,869

* During the periods shown, the Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher.

     Accounting Services.    The Program, on behalf of the Fund, entered into an agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001 the Investment Adviser provided accounting services to the Fund and was reimbursed by the Fund at its cost in connection with such services. The Investment Adviser continues to provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser for the cost of these services.

        The table below shows the amounts paid by the Fund to State Street and the Investment Adviser for accounting services for the periods indicated:

Fiscal Year ended Januray 31,	Paid to State Street	Paid to the Investment Adviser
2002	$72,932	$ 12,655
2001	$ 8,898*	$233,435
2000	N/A	$113,160

*	Represents payments pursuant to the agreement with State Street effective on January 1, 2001.

        Distribution Expenses.    The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to financial intermediaries and potential investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

        The Board of Directors of the Program has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Program, the Investment Adviser, FAM UK and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

        Reference is made to “Account Choices—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the purchase of Fund shares.

        The Fund issues four Mercury classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the distribution plan for Class A shares). Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege.”

        Investors should understand that the purpose and function of the initial sales charges with respect to the Class I and Class A shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

        The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE.

        The Fund or the Distributor may suspend the continuous offering of Fund shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives—Class I and Class A Shares

        Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternatives who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares.

        Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Affiliate-Advised Funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

        The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

        Eligible Class I Investors.    The Distributor may reallow discounts to selected dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers or other financial intermediaries. Since securities dealers or other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

        Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends paid on outstanding Class I shares. Investors who currently own Class I shares in a shareholder account are entitled to purchase additional Class I shares of a Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift, or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Mercury and Affiliate-Advised Funds, including the Fund, and to employees of certain selected dealers. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

        The following table sets forth information regarding Class I and Class A sales charge information for the Fund.

Class I Shares

For the Fiscal year ended January 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
2002	$153	$ 7	$146	$0
2001	$174	$ 8	$166	$0
2000	$550	$26	$524	$0

Class A Shares

For the Fiscal year ended January 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
2002	$22,820	$1,018	$21,802	$2
2001	$38,757	$1,917	$36,840	$0
2000	$44,411	$2,192	$42,219	$0

        The Distributor may reallow discounts to selected dealers and financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers and financial intermediaries. Since securities dealers and other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

        Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

        Reinvested Dividends.    No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

        Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

        Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

        The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

        Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer.

        Managed Trusts.    Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

        Purchase Privileges of Certain Persons.    Directors of the Program, members of the Boards of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes the Investment Adviser, MLIM, Mercury Asset Management International, Ltd. and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected dealers and financial intermediaries, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

        Class I and Class A shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

        Acquisition of Certain Investment Companies.    Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

        Purchases Through Certain Financial Advisers.    Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge Alternatives—Class B and Class C Shares

        Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

        Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

        The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares—Determination of Net Asset Value” below.

        Contingent Deferred Sales Charges—Class B Shares.    Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

        The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	4.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
6 and thereafter	None

        To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of

50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

        As discussed in the Prospectus under “Account Choices—Pricing of Shares—Class B and C Shares—Deferred Sales Charge Options,” while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account (“IRA”) or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 591/ 2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

        The change may also be reduced or waived in other instances, such as: (a) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (b) redemptions in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates; (c) redemptions in connection with participation in certain fee-based programs managed by selected dealers that have agreements with the Investment Adviser; or (d) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established. See “Shareholder Services—Fee-Based Programs” and “—Systematic Withdrawal Plan.”

        Conversion of Class B Shares to Class A Shares.    After approximately eight years (the “Conversion Period”), Class B shares of the Fund will be converted automatically into Class A shares of that Fund. Class A shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets of a Fund but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

        In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

        The Conversion Period may be modified for investors that participate in certain fee-based programs. See “Shareholder Services—Fee-Based Programs.”

        Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services—Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

        Contingent Deferred Sales Charges—Class C Shares.    Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plans. See “Shareholder Services—Systematic Withdrawal Plan.”

Class B and Class C Sales Charge Information.

Class B Shares*

For the fiscal year ended January 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2002	$141,493	$141,493
2001	$242,150	$242,150
2000	$203,017	$203,017

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

Class C Shares

For the fiscal year ended January 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2002	$ 9,579	$ 9,579
2001	$21,850	$21,850
2000	$24,460	$24,460

        Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of securities dealers and other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the “NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Distribution Plans

        Reference is made to “Account Choices—Pricing of Shares” in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Funds to the Distributor with respect to such classes.

        The Distribution Plan for each of the Class A, Class B and Class C shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class A, Class B and Class C shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan).

        The Distribution Plans for Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers or other financial intermediaries, without the assessment of an initial sales charge, and at the same time compensate the dealer and financial intermediaries to compensate its financial advisors, selected securities dealers or other financial intermediaries in connection with the sale of the Class B and Class C shares.

        The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of each Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of its Distribution Plans and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

        Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from each Distribution Plan may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly, and, in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans, annually. Distribution-related revenues consist of the account maintenance fees, distribution fees and the CDSCs. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense.

        As of January 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class B shares exceeded direct cash distribution expenses by $2,855,876 (3.35% of Class B net assets at that date). As of January 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class C shares exceeded direct cash distribution expenses by $1,665,105 (3.02% of Class C net assets at that date).

        For the fiscal year ended January 31, 2002, the Fund paid the Distributor $25,106 pursuant to the Class A Distribution Plan (based on the average net assets subject to such Class A Distribution Plan of approximately $10.0 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares. For the fiscal year ended January 31, 2002, the Fund paid the Distributor $911,428 pursuant to the Class B Distribution Plan (based on the average net assets subject to such Class B Distribution Plan of approximately $91.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution related activities and services in connection with Class B shares. For the fiscal year ended January 31, 2002, the Fund paid the Distributor $585,230 pursuant to the Class C Distribution Plan (based on the average net assets subject to such Class C Distribution Plan of approximately $58.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution related activities and services in connection with Class C shares.

Limitations on the Payment of Deferred Sales Charges

        The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstance payment in excess of the amount payable under the NASD formula will not be made.

        The following table sets forth comparative information as of January 31, 2002 with respect to the Class B and Class C shares indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum for the periods indicated.

	Data Calculated as of January 31, 2002
	(In thousands)
	Eligible Gross Sales(1)	Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares, for the period February 2, 1996 (commencement of operations) to January 31, 2002
Under NASD Rule as Adopted	$104,047	$6,497	$1,362	$7,859	$3,504	$4,355	$638

Under Distributor’s Voluntary Waiver
Class C Shares, for the period February 2, 1996 (commencement of operations) to January 31, 2002	$104,047	$6,497	$ 526	$7,023	$3,504	$3,519	$638
Under NASD Rule as Adopted	$82,865	$5,177	$1,132	$6,309	$1,770	$4,539	$413

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2)
Includes amounts attributable to exchanges from Summit that are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(4)
Consists of CDSC payments, distribution fee payments and accruals. See “Fund Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in class A shares in conjunction with the shareholder’s participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5)
Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

        Reference is made to “Account Choices—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund is required to redeem for cash all shares upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

        The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders.

        The value of shares of the Fund at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

        The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

        A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Fund’s Transfer Agent, Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Program or the Fund. A redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

        A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-763-2260. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

        Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will not usually exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

        The Fund also will repurchase its shares through a selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day.

        Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

        The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers may be higher or lower. Repurchases made through the Fund’s Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

Reinstatement Privilege—Class I and Class A Shares

        Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s financial advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

        Reference is made to “Account Choices—How Shares are Priced” in the Prospectus.

        The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

        The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares of the Fund generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

        Portfolio securities of the Fund that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors of the Program as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on its books as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are generally valued at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Program. Such valuations and procedures will be reviewed periodically by the Board of Directors.

        The Fund values debt securities on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities and yield to maturity. Portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations.

        Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The

values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Program.

        Option Accounting Principles.    When the Fund sells an option, an amount equal to the premium received by the Fund is included in that Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of such liability subsequently will be marked-to-market to reflect the current market value of the option written. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchasing transaction, the affected Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sales are increased by the premium originally received.

        Each investor in the Program may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor’s interest in the Fund will be determined after the close of business on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Fund. The close of business on the NYSE is generally 4:00 p.m. Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all its investors. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of business of the NYSE on the next determination of net asset value of the Fund.

Computation of Offering Price Per Share

        An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of the Fund based on the value of its net assets and number of shares outstanding on January 31, 2002 is as follows:

	Class I	Class A	Class B	Class C
Net Assets	$2,550,568	$11,846,855	$85,071,738	$55,038,969

Number of Shares Outstanding	186,359	870,237	6,422,763	4,166,303

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 13.69	$ 13.61	$ 13.25	$ 13.21
Sales Charge (for Class I and Class A Shares: 5.25% of Offering Price (5.54% of net amount invested))*	.76	.75	**	**

Offering Price	$ 14.45	$ 14.36	$ 13.25	$ 13.21


*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to policies established by the Directors of the Program, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Investment

Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk in and skill positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and its clients, including the Fund. In return for such services, the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

        Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount of commission another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

        To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might use Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

        In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

        From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

        In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund and subject to best execution, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

        The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

        Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

        The Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, the Program intends to manage each Fund so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Program’s portfolio strategies.

        Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

Fiscal Year Ended January 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch

2002	$514,999	$92,321
2001	$308,175	$46,492
2000	$266,711	$20,491

        For the fiscal year ended January 31, 2002, the brokerage commissions paid to Merrill Lynch represented 17.93% of the aggregate brokerage commissions paid and involved 19.00% of the Fund’s dollar amount of transactions involving payment of brokerage commissions.

        Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

        Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

        The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates. For the fiscal year ended January 31, 2002

(the first fiscal year during which the exemption order was applicable) that affiliated entity received $161 in securities lending agent fees from the Fund.

        Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Program in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Program and annual statements as to aggregate compensation will be provided to the Program. Securities may be held by, or be appropriate investments for, the Program as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

        The Board of Directors have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid to the Investment Adviser. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

        Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

        The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

        Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

        Shareholders considering transferring their Class I or Class A shares from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of Fund shares, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares.

        Shareholders interested in transferring their Class B or Class C shares from a selected dealer or financial intermediary and who do not wish to have an Investment Account maintained for such shares at the Transfer

Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

        Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

        Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of each Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

Exchange Privilege

        U.S. shareholders of each Mercury class of shares of the Fund have an exchange privilege with other Mercury mutual funds and Summit, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I, Class A, Class B and Class C shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

        Exchanges of Class I and Class A Shares.    Under the Fund’s pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund.

        Exchanges of Class I or Class A shares outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another Mercury mutual fund or for Class A shares of Summit (“new Class I or Class A shares”) are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of each Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

        Exchanges of Class B and Class C Shares.    In addition, outstanding Class B or Class C shares can be exchanged for Class B or Class C shares, respectively, of another Mercury mutual fund or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund (“new Mercury Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3.0% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund’s Class B shares to the four year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

        Exchanges for Shares of a Money Market Fund.    Class I and Class A shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of MLIM/FAM-advised funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of MLIM/FAM-advised funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial advisor for further information.

        Prior to October 12, 1998, exchanges from the Fund and other MLIM/FAM-advised funds into a money market fund were directed to certain MLIM/FAM-advised money market funds other than Summit. Shareholders who exchanged MLIM/FAM-advised fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

        Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her financial advisor, who will advise the Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

        Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-888-763-2260. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

        Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “program”), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a program, shares that have been held for less than specified periods within such program may be subject to a fee based on the current value of such shares. These programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to program fees. Additional information regarding certain specific programs offered through particular selected dealers or financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such programs) is available in each such program’s client agreement and from the Transfer Agent at 1-888-763-2260.

Retirement and Education Savings Plans

        The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement and education savings plans are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed, as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

        A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or financial intermediary or by mail directly to the Transfer Agent, acting as agent for such securities dealer or financial intermediary. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected dealer or financial intermediary. The current minimum for such automatic additional investments is $100 ($1 or more for retirement accounts). This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

        Dividends paid by the Fund may be taken in cash or automatically reinvested in shares of the Fund at net asset value without a sales charge. You should consult with your financial advisor about which option you would like. If you choose the reinvestment option, dividends paid with respect to Fund shares will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

        Shareholders may, at any time, elect to have subsequent dividends paid with respect to shares of the Fund in cash, rather than reinvested in Fund shares (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-888-763-2260). For other accounts, the shareholder should contact his or her financial advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

        A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Fund shares having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

        At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

        With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial advisor.

        Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

DIVIDENDS AND TAXES

Dividends

        The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

        For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund see “Shareholder Services—Automatic Dividend Reinvestment Plan.” A shareholder may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Pricing of Shares—Determination of Net Asset Value.”

Taxes

        The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in warrants, futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

        Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund’s ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class I, Class A, Class B and Class C shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class I, Class A, Class B and Class C shareholders during the taxable year, or such other method as the Internal Revenue Service (“IRS”) may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

        If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

        A loss realized on a sale or exchange of shares of the Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Ordinary income dividends paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

        Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to such Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

        The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield bonds”), as previously described. Some of these high yield bonds may be purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield bonds may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield bonds is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

        The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are “Section 1256 Contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a foreign currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

        A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

        In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options or futures will be valued for purposes of the RIC diversification requirements applicable to the Fund.

        Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income of the Fund during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

        Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

PERFORMANCE DATA

        From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

        Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares but does not take into account taxes payable on dividends or on redemption.

        Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying to each dividend the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the

Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

        Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and non-recurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

        The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

        Set forth in the tables below is total return information, before and after taxes, for the Class I, Class A, Class B and Class C shares of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

	Class I Shares	Class A Shares	Class B Shares	Class C Shares
	Average Annual Total Return (including maximum applicable sales charge)

One year ended January 31, 2002	-23.51%	-23.77%	-23.25%	-20.98%
Five years ended January 31, 2002	8.99%	8.71%	8.69%	8.94%
Inception (February 2, 1996) to January 31, 2002	10.44%	10.19%	10.15%	10.21%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)
One year ended January 31, 2002	-23.97%	-24.24%	-23.75%	-21.48%
Five years ended January 31, 2002	6.87%	6.66%	6.82%	7.09%
Inception (February 2, 1996) to January 31, 2002	8.64%	8.44%	8.57%	8.64%

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charge)
One year ended January 31, 2002	-14.00%	-14.16%	-13.80%	-12.40%
Five years ended January 31, 2002	6.80%	6.60%	6.70%	6.92%
Inception (February 2, 1996) to January 31, 2002	8.17%	7.99%	8.07%	8.12%

        Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

        In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

        On occasion, the Fund may compare its performance to various indices including, among other things, the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or other published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and Thomson Financial. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period. From time to time, the Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. The Fund may from time to time quote in advertisements or other materials other applicable measures of performance and may also make reference to awards that may be given to the Investment Adviser.

        The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

        The Program was incorporated under Maryland law on May 12, 1994. As of the date of this Statement of Additional Information, the Program has an authorized capital of 200,000,000 shares of Common Stock par, value $0.10 per share, of which 85,000,000 shares have been designated to the Fund as follows: 6,250,000 Mercury Class I shares, 6,250,000 Mercury Class A shares, 15,000,000 Mercury Class B shares, 15,000,000 Mercury Class C shares, 6,250,000 Merrill Lynch Class A shares, 15,000,000 Merrill Lynch Class B shares, 15,000,000 Merrill Lynch Class C shares and 6,250,000 Merrill Lynch Class D shares. The Board of Directors of the Program may classify and reclassify the shares of a Fund into additional classes of Common Stock at a future date. As of the date of this Statement of Additional Information, the Fund is only offering the Mercury classes of shares.

        Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Program does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 10% of the outstanding shares of the Program. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends declared by the Program and in the net assets of the Program on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

Independent Auditors

       Deloitte & Touch LLP, Two World Financial Center, New York, New York, 10281-1008 has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

        The Bank of New York, 5 Penn Plaza, New York, New York 10001-1810, (the “Custodian”) acts as the Custodian of the Program’s assets. Under its contract with the Program, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Program to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Program’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Program’s investments.

Transfer Agent

        Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Program.

Legal Counsel

        Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022-6225, is counsel for the Program and the Fund.

Reports to Shareholders

        The fiscal year of the Fund ends on January 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing its portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

        Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

        The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

        As of the date of this Statement of Additional Information, the Investment Adviser owned 100% of the Merrill Lynch classes of the Fund.

        Under a separate agreement, Mercury Advisors (“Mercury”) has granted the Fund the right to use the “Mercury” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Mercury under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Mercury.

        To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of any class of the Fund’s shares as of May 10, 2002.

Name	Address	Percentage and Class

Merrill Lynch Trust Company* Trustee FBO Merrill Lynch	800 Scudders Mill Road Plainsboro, New Jersey 08536	28.32% of Class I

Merrill Lynch Trust Company* Trustee FBO Merrill Lynch	800 Scudders Mill Road Plainsboro, New Jersey 08536	8.82% of Class I

Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Custodian FBO C. Christopher Hagy IRRA	800 Scudders Mill Road Plainsboro, New Jersey 08536	8.28% of Class I

Gift Growth Portfolio Gift College Investing Plan Arkansas Teacher Retirement System	800 Scudders Mill Road Plainsboro, New Jersey 08536	13.60% of Class A

Gift Growth & Income Portfolio Gift College Investing Plan Arkansas Teacher Retirement System	800 Scudders Mill Road Plainsboro, New Jersey 08536	7.64% of Class A

*	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

FINANCIAL STATEMENTS

        The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no additional charge by calling 1-888-673-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.
APPENDIX: Long Term and Short Term Obligation Ratings
(Including Mortgage-Backed and Asset-Backed Securities)

Description of Standard & Poor’s (“Standard & Poor’s”) Long Term Issue Credit Ratings

        A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium term notes are assigned long-term ratings.

        Issue credit ratings are based, in varying degrees, on the following considerations:

        •    Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        •    Nature of and provisions of the obligation;

        •    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.
A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                            Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r
This symbol is attached to the ratings of instruments with significant non credit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

        Obligations of issuers outside the United States and its territories are rated on the same basis as domestic long term and short term issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

        Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.
Description of Standard & Poor’s Short Term Issue Credit Ratings

        A Standard & Poor’s short-term issue credit rating is a current opinion of the likelihood of timely payment of an obligation considered short term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1
A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        A short-term issue credit rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Description of Moody’s Investors Service, Inc. (“Moody’s”) Long Term Debt Ratings

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short Term Debt Ratings

        Moody’s short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicity noted.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

        If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

        Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Description of Fitch Ratings (“Fitch”) International Long Term Credit Ratings

        Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

        Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

        Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security. Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade-category.

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Description of Fitch’s International Short Term Credit Ratings

        The following ratings scale applies to foreign currency and local currency ratings. A short term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favourable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

        “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1”.

        “NR” indicates that Fitch does not rate the issuer or issue in question.

        “Withdrawn”: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

PART C.    OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number
1(a)	—	Articles of Incorporation of the Registrant.(a)

(b)	—	Articles of Amendment of Incorporation of the Registrant filed on November 9, 1994.(a)

(c)	—	Articles of Amendment of Articles of Incorporation, filed on December 19, 1994.(d)

(d)	—	Articles of Amendment of Articles of Incorporation of the Registrant filed on July 20, 1995.(e)

(e)	—	Articles Supplementary to Articles of Incorporation of the Registrant filed on July 20, 1995.(e)

(f)	—	Articles of Amendment of Articles of Incorporation of the Registrant filed on May 21, 1996.(f)

(g)	—	Articles Supplementary to the Articles of Incorporation of the Registrant filed on December 22, 1997.(i)

(h)	—	Articles Supplementary to the Articles of Incorporation of the Registrant filed on December 28, 1998.(j)

(i)	—	Articles of Amendment to the Articles of Incorporation of the Registrant filed on February 13, 2000.(n)

(j)	—	Articles of Amendment to the Articles of Incorporation of the Registrant filed on April 3, 2000.(n)

(k)	—	Articles Supplementary to the Articles of Incorporation of the Registrant filed on February 28, 2001.(g)

(l)	—	Articles Supplementary to the Articles of Incorporation of the Registrant filed on March 20, 2002.(g)

(m)	—	Articles Supplementary to the Articles of Incorporation of the Registrant filed on May 22, 2002.

2	—	By-Laws of the Registrant.(b)

3	—	Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(c)

4(a)	—	Form of Investment Advisory Agreement between Merrill Lynch Mid Cap Value Fund and Merrill Lynch Investment Managers, L.P. (“MLIM”).(l)

(b)	—	Form of Investment Advisory Agreement between Mercury Growth Opportunity Fund and Fund Asset Management, L.P. (“FAM”).(l)

(c)	—	Form of Investment Advisory Agreement between Mercury U.S. Government Securities Fund and FAM. (l)

(d)	—	Form of Sub-Advisory Agreement between MLIM and Funds Asset Management UK.(l)

(e)	—	Form of Sub-Advisory Agreement between FAM and Funds Asset Management UK.(l)

5(a)	—	Form of Distribution Agreement between Merrill Lynch Mid Cap Value Fund and FAM Distributors, Inc. (“FAMD”).(o)

(b)	—	Form of Distribution Agreement between Mercury Growth Opportunity Fund and FAMD.(o)

(c)	—	Form of Distribution Agreement between Mercury U.S. Government Securities Fund and FAMD.(o)

6	—	None.

7	—	Form of Custody Agreement between the Registrant and The Bank of New York.(g)

8(a)(1)	—	Amended and Restated Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(s)

(a)(2)	—	Form of Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agreement.(r)

(b)(1)	—	Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(h)

(b)(2)	—	Form of Second Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(t)

(c)	—	Agreement between Merrill Lynch & Co., Inc. and Registrant relating to Registrant’s use of Merrill Lynch name.(a)

(d)	—	Agreement between Merrill Lynch & Co., Inc. and Registrant relating to Registrant’s use of Mercury name. (l)

(e)	—	Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(h)

(f)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(p)

Exhibit Number

9	—	Opinion of Brown & Wood LLP, counsel for the Registrant.(a)

10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.

11	—	None.

12	—	Certificate of Merrill Lynch Investment Managers, L.P.(a)

13(a)	—	Form of Amended and Restated Class B Distribution Plan of Merrill Lynch Mid Cap Value Fund.(q)

(b)	—	Form of Amended and Restated Class C Distribution Plan of Merrill Lynch Mid Cap Value Fund.(q)

(c)	—	Form of Amended and Restated Class D Distribution Plan of Merrill Lynch Mid Cap Value Fund.(q)

(d)	—	Form of Amended and Restated Class A Distribution Plan of Mercury Growth Opportunity Fund.(g)

(e)	—	Form of Amended and Restated Class B Distribution Plan of Mercury Growth Opportunity Fund.(q)

(f)	—	Form of Amended and Restated Class C Distribution Plan of Mercury Growth Opportunity Fund.(q)

(g)	—	Form of Amended and Restated Class A Distribution Plan of Mercury U.S. Government Securities Fund.(g)

(h)	—	Form of Amended and Restated Class B Distribution Plan of Mercury U.S. Government Securities Fund.(q)

(i)	—	Form of Amended and Restated Class C Distribution Plan of Mercury U.S. Government Securities Fund.(q)

(j)	—	Form of Amended and Restated Class B Distribution Plan of Merrill Lynch Growth Opportunity Fund.(q)

(k)	—	Form of Amended and Restated Class C Distribution Plan of Merrill Lynch Growth Opportunity Fund.(q)

(l)	—	Form of Amended and Restated Class D Distribution Plan of Merrill Lynch Growth Opportunity Fund.(q)

14(a)	—	Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3.(n)

(b)	—	Mercury Select Pricing System Plan pursuant to Rule 18f-3.(n)

15	—	Code of Ethics.(m)

(a)
Filed on December 16, 1994 as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-IA (File No. 33-5388 under the Securities Act of 1933, as amended (the “Registration Statement”).

(b)	Filed on May 27, 1994 as an Exhibit to the Pre-Effective Registration Statement.

(c)
Reference is made to Articles IV, V (Sections 2, 3, 4, 5 and 6), VI, VII and IX of the Registrant’s Articles of Incorporation, as amended, filed as Exhibits 1(a), 1(b) and 1(c) to this Registration Statement; and to Articles II, III (Sections 1, 3, 5, 6 and 17), VI, VII, XII, XIII and XIV of the Registrant’s By-Laws filed as Exhibit 2 to this Registration Statement.

(d)	Filed on May 30, 1995, as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(e)	Filed on August 9, 1995, as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.

(f)	Filed on May 29, 1996, as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement.

(g)	Filed on March 21, 2002 as an Exhibit to Post-Effective Amendment No. 13 to the Registration Statement.

(h)	Incorporated by reference to Exhibit b to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.

(i)	Filed on May 19, 1998, as an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement.

(j)	Filed on April 1, 1999, as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.

(k)	Incorporated by reference as Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed on December 21, 1999.

(l)	Filed on February 1, 2000, as Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.

(m)
Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.

(n)	Filed on April 4, 2000, as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.

(o)
Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40332), filed on July 5, 2000.

(p)
Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

(q)
Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40332), filed on September 28, 2000.

(r)
Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Merrill Lynch International Equity Fund (File No. 33-44917) filed on September 28, 2001.

(s)	Filed on May 25, 2001 as an Exhibit to Post-Effective Amendment No. [ ] to the Registration Statement.

(t)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.

Item 24.    Persons Controlled By Or Under Common Control With Registrant.

        The Registrant does not control and is not under common control with any other person.

Item 25.    Indemnification.

        Reference is made to Article V of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

        Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Manager.

        Fund Asset Management, L.P. (“FAM”), an affiliate of Merrill Lynch Investment Managers, L.P. (“MLIM”), acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc., Corporate High Yield Fund V, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

        MLIM acts as the investment adviser for the following open-end registered investment companies: Global Financial Master Services Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund. Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and The Asset Program, Inc.; and for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc and The S&P 500® Protected Equity Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

        The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of MLIM, FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

        Set forth below is a list of each executive officer and partner of FAM and MLIM indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since February 1, 2000, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Mr. Doll is an officer of one or more of such companies.

Name	Position(s) with MLIM/FAM	Other Substantial Business, Profession, Vocation or Employment
ML & Co	Limited Partner	Financial Services Holding Company

Princeton Services	General Partner

Robert C. Doll, Jr.	President	Co-Head (Americas Region) of MLIM
from 2000 to 2001 and Senior Vice President
thereof from 1999 to 2001; Director of Princeton
Services; Chief Investment Officer of
OppenheimerFunds, Inc. in 1999 and Executive Vice
President thereof from 1991 to 1999

Terry K. Glenn	Chairman (Americas Region) and Executive Vice President	President of Merrill Lynch Mutual Funds; Executive Vice President and Director of Princeton Services; President and Director of FAMD; President of Princeton Administrators; Director of FDS

Donald C. Burke	First Vice President and Treasurer; Director of Taxation of MLIM	Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Philip L. Kirstein	General Counsel (Americas Region)	Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M.M. Miller	Senior Vice President of MLIM	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Mary E. Taylor	Head (Americas Region) of MLIM	Senior Vice President of ML & Co.; President and Chief Operating Officer of Merrill Lynch Canada Inc.

        Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc., Corporate High Yield Fund V, Inc., Debt Strategies Fund, Inc., Global Financial Services Master Trust, Master Focus Twenty Trust, Master Large Cap Series Trust. Mercury Global Holdings, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Bond Fund, Inc. Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global

Income Fund, Inc., Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

        Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since February 1, 2000, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26.

Name	Position(s) With MLAM UK	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Director and Chairman	President of Merrill Lynch Mutual Funds; Chairman
(Americas Region) of MLIM and FAM; Executive
Vice President of MLIM and FAM; Executive Vice President
and Director of Princeton Services; President and
Director of FAMD; President of Princeton Administrators;
Director of FDS

Nicholas C.D. Hall	Director	Director of Mercury Asset Management Ltd. and the Institutional Liquidity Fund PLC; First Vice President and General Counsel for Merrill Lynch Mercury Asset Management

James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd.; Head of Compliance, Merrill Lynch Mercury Asset Management

Donald C. Burke	Treasurer	First Vice President and Treasurer of MLIM and FAM; Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Carol Ann Langham	Company Secretary	None

Debra Anne Searle	Assistant Company Secretary	None

Item 27. Principal Underwriters.

        (a) FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Large Cap Series Funds, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment company: Merrill Lynch Senior Floating Rate Fund II, Inc.

        (b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Director

Michael G. Clark	Treasurer and Director	None

Thomas J. Verage	Director	None

Michael J. Brady	Vice President	None

William M. Breen	Vice President	None

Donald C. Burke	Vice President	Vice President and Treasurer

James T. Fatseas	Vice President	None

Debra W. Landsman-Yaros	Vice President	None

William Wasel	Vice President	None

Robert Harris	Secretary	None

        (c)  Not applicable.

Item 28. Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29.    Management Services.

        Other than as set forth under the caption “Management of the Program — Merrill Lynch Investment Managers” in the Prospectus of Merrill Lynch Mid Cap Value Fund or “Management of the Program — Fund Asset Management” in the Prospectus of each of Mercury Growth Opportunity Fund and Mercury U.S. Government Securities Fund constituting Part A of the Registration Statement and under “Management of the Program — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement for each Fund, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 28th day of May, 2002.

THE ASSET PROGRAM INC .
(Registrant)

/S / TERRY K. GLENN
By:

(Terry K. Glenn, President)

        Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Director

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA* (James H. Bodurtha)	Director

JOE GRILLS* (Joe Grills)	Director

HERBERT I. LONDON* (Herbert I. London)	Director

ANDRÉ F. PEROLD* (André F. Perold)	Director

ROBERTA COOPER RAMO* (Roberta Cooper Ramo)	Director

ROBERT S. SALOMON, JR.* (Robert S. Salomon, Jr.)	Director

MELVIN R. SEIDEN* (Melvin R. Seiden)	Director

STEPHEN B. SWENSRUD* (Stephen B. Swensrud)	Director

*By: /S / TERRY K. GLENN (Terry K. Glenn, Attorney-in-Fact)		May 28, 2002

POWER OF ATTORNEY

        The undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Terry K. Glenn, Donald C. Burke and Robert C. Doll, Jr., or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission (the “Commission”): Apex Municipal Fund, Inc.; The Asset Program, Inc.; Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Corporate High Yield Fund IV, Inc.; Corporate High Yield Fund V, Inc.; Financial Institutions Series Trust; Fund Asset Management Master Trust; Master Focus Twenty Trust; Master Large Cap Series Trust; Master Mid Cap Growth Trust; Master Premier Growth Trust; Mercury Focus Twenty Fund, Inc.; Mercury HW Funds; Mercury HW Variable Trust; Mercury Large Cap Series Funds, Inc.; Mercury Mid Cap Growth Fund, Inc.; Mercury Premier Growth Fund, Inc.; Merrill Lynch California Municipal Series Trust; Merrill Lynch Focus Twenty Fund, Inc.; Merrill Lynch Focus Value Fund, Inc.; Merrill Lynch Fundamental Growth Fund, Inc.; Merrill Lynch Investment Managers Funds, Inc.; Merrill Lynch Large Cap Series Funds, Inc.; Merrill Lynch Mid Cap Growth Fund, Inc.; Merrill Lynch Multi-State Limited Maturity Municipal Series Trust; Merrill Lynch Multi-State Municipal Series Trust; Merrill Lynch Premier Growth Fund, Inc.; Merrill Lynch Retirement Series Trust; Merrill Lynch Short Term U.S. Government Fund, Inc.; Merrill Lynch U.S. Government Mortgage Fund; Merrill Lynch Variable Series Funds, Inc.; Merrill Lynch World Income Fund, Inc.; MuniAssets Fund, Inc.; MuniEnhanced Fund, Inc.; MuniHoldings California Insured Fund, Inc.; MuniHoldings Insured Fund II, Inc.; MuniInsured Fund, Inc.; MuniYield Arizona Fund, Inc.; MuniYield California Fund, Inc.; MuniYield California Insured Fund II, Inc.; MuniYield Florida Fund; MuniYield Fund, Inc.; MuniYield Insured Fund, Inc.; MuniYield Michigan Fund, Inc.; MuniYield New Jersey Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Quality Fund, Inc.; and MuniYield Quality Fund II, Inc.

        Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Susan B. Baker, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Master Focus Twenty Trust; Master Mid Cap Growth Trust; Master Premier Growth Trust; Mercury Focus Twenty Fund, Inc.; Mercury Mid Cap Growth Fund, Inc.; Mercury Premier Growth Fund, Inc.; Merrill Lynch Focus Twenty Fund, Inc.; Merrill Lynch Mid Cap Growth Fund, Inc.; and Merrill Lynch Premier Growth Fund, Inc.

        Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Stephen Benham, as attorney-in-fact, to

sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Apex Municipal Fund, Inc.; MuniAssets Fund, Inc.; MuniHoldings Insured Fund II, Inc., MuniInsured Fund, Inc.; and MuniYield Insured Fund, Inc.

        Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Phillip S. Gillespie, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Fund Asset Management Master Trust; Mercury HW Funds; Mercury HW Variable Trust; Merrill Lynch Investment Managers Funds, Inc.; Merrill Lynch Retirement Series Trust; Merrill Lynch Short Term U.S. Government Fund, Inc.; and Merrill Lynch U.S. Government Mortgage Fund.

        Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Robert Harris, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Financial Institutions Series Trust and Merrill Lynch World Income Fund, Inc.

       Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Bradley J. Lucido, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Corporate High Yield Fund IV, Inc.; and Corporate High Yield Fund V, Inc.

        Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Allan J. Oster, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: The Asset Program, Inc., Merrill Lynch Focus Value Fund, Inc.; Merrill Lynch Fundamental Growth Fund, Inc.; and Merrill Lynch Variable Series Funds, Inc.

        Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Alice A. Pellegrino, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment

companies and to file the same, with all exhibits thereto, with the Commission: Master Large Cap Series Trust; Mercury Large Cap Series Funds, Inc.; Merrill Lynch California Municipal Series Trust; Merrill Lynch Large Cap Series Funds, Inc.; Merrill Lynch Multi-State Limited Maturity Municipal Series Trust; Merrill Lynch Multi-State Municipal Series Trust; MuniEnhanced Fund, Inc.; MuniHoldings California Insured Fund, Inc.; MuniYield Arizona Fund, Inc.; MuniYield California Fund, Inc.; MuniYield California Insured Fund II, Inc.; MuniYield Florida Fund; MuniYield Fund, Inc.; MuniYield Michigan Fund, Inc.; MuniYield New Jersey Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Quality Fund, Inc.; and MuniYield Quality Fund II, Inc.

Dated: April 16, 2002

/s/ TERRY K. GLENN Terry K. Glenn (President/Principal Executive Officer/Director/Trustee)	/s/ DONALD C. BURKE Donald C. Burke (Vice President/Treasurer/Principal Financial and Accounting Officer)

/s/ JAMES H. BODURTHA James H. Bodurtha (Director/Trustee)	/s/ JOE GRILLS Joe Grills (Director/Trustee)

/s/ HERBERT I. LONDON Herbert I. London (Director/Trustee)	/s/ ANDRÉ F. PEROLD André F. Perold (Director/Trustee)

/s/ ROBERTA COOPER RAMO Roberta Cooper Ramo (Director/Trustee	/s/ ROBERT S. SALOMON, JR. Robert S. Salomon, Jr. (Director/Trustee)

/s/ MELVIN R. SEIDEN Melvin R. Seiden (Director/Trustee)	/s/ STEPHEN B. SWENSRUD Stephen B. Swensrud (Director/Trustee)

INDEX TO EXHIBITS

Exhibit Number
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.

1 (m)	—	Articles Supplementary to the Articles of Incorporation of the Registrant filed on May 22, 2002.